As filed with the Securities and Exchange Commission on January 14, 2014
Securities Act File No. 333-192689

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. ☐

Post-Effective Amendment No. 1

ING Variable Portfolios, Inc.

(Exact Name of Registrant as Specified in Charter)

7337 East Doubletree Ranch Road, Scottsdale, Suite 100, Arizona 85258-2034
(Address of Principal Executive Offices) (Zip Code)

1-800-262-3862
(Registrant’s Area Code and Telephone Number)

Huey P. Falgout, Jr.

ING U.S. Legal Services

7337 East Doubletree Ranch Road

Scottsdale, AZ 85258

(Name and Address of Agent for Service)

With copies to:

Philip H. Newman, Esq.

Goodwin Procter, LLP

Exchange Place

53 State Street

Boston, MA 02109

Approximate Date of Proposed Public Offering:

As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective immediately pursuant to Rule 485(b) under the Securities Act of 1933, as amended.

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

Title of Securities Being Registered: Class ADV of ING International Index Portfolio

ING AMERICAN FUNDS INTERNATIONAL PORTFOLIO

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

(800) 366-0066

January 24, 2014

Dear Shareholder:

On behalf of the Board of Trustees/Directors (the “Board”) of ING American Funds International Portfolio (“American Funds Portfolio”), we are pleased to invite you to a special meeting of shareholders (the “Special Meeting”) of American Funds Portfolio. The Special Meeting is scheduled for 1:00 P.M., Local time, on February 27, 2014, at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.

At the Special Meeting, shareholders of American Funds Portfolio will be asked to vote on the proposed reorganization (the “Reorganization”) of American Funds Portfolio with and into ING International Index Portfolio (“Index Portfolio”) (together with American Funds Portfolio, the “Portfolios”, each a “Portfolio”). Each Portfolio is a member of the mutual fund group called the “ING Funds.”

Shares of American Funds Portfolio have been purchased by you or at your direction through your qualified pension or retirement plan (collectively, “Qualified Plans”) or, at your direction by your insurance company, through its separate accounts to serve as an investment option under your variable annuity contract or variable life insurance policy. If the Reorganization is approved by shareholders, the separate account in which you have an interest or the Qualified Plan in which you are a participant, will own shares of Index Portfolio instead of shares of American Funds Portfolio beginning on the date the Reorganization occurs. The Reorganization would provide the separate account in which you have an interest or the Qualified Plan in which you are a participant with an opportunity to participate in a larger combined portfolio that seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of a widely accepted international index.

Formal notice of the Special Meeting appears on the next page, followed by a combined proxy statement and prospectus (the “Proxy Statement/Prospectus”). The Reorganization is discussed in detail in the enclosed Proxy Statement/Prospectus, which you should read carefully. After careful consideration, the Board recommends that you vote “FOR” the Reorganization.

Your vote is important regardless of the number of shares you own. To avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the Proxy Statement/Prospectus and cast your vote. It is important that your vote be received no later than February 26, 2014.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Shaun P. Mathews
President and Chief Executive Officer

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NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

OF

ING AMERICAN FUNDS INTERNATIONAL PORTFOLIO

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

(800) 366-0066

Scheduled for February 27, 2014

To the Shareholders:

NOTICE IS HEREBY GIVEN that a special meeting of the shareholders (the “Special Meeting”) of ING American Funds International Portfolio (“American Funds Portfolio”) is scheduled for 1:00 P.M., Local time, on February 27, 2014 at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.

At the Special Meeting, American Funds Portfolio’s shareholders will be asked:

1.              To approve an Agreement and Plan of Reorganization by and between American Funds Portfolio and ING International Index Portfolio (“Index Portfolio”), providing for the reorganization of American Funds Portfolio with and into Index Portfolio (the “Reorganization”); and

2.              To transact such other business, not currently contemplated, that may properly come before the Special Meeting, or any adjournments or postponements thereof, in the discretion of the proxies or their substitutes.

Please read the enclosed combined proxy statement and prospectus (the “Proxy Statement/Prospectus”) carefully for information concerning the Reorganization to be placed before the Special Meeting.

The Board of Trustees/Directors recommends that you vote “FOR” the Reorganization.

Shareholders of record as of the close of business on December 13, 2013 are entitled to notice of, and to vote at, the Special Meeting, and are also entitled to vote at any adjournments or postponements thereof. Your attention is called to the accompanying Proxy Statement/Prospectus. Regardless of whether you plan to attend the Special Meeting, please complete, sign, and return promptly, but in no event later than February 26, 2014, the enclosed Proxy Ballot or Voting Instruction Card so that a quorum will be present and a maximum number of shares may be voted. Proxies or voting instructions may be revoked at any time before they are exercised by submitting a revised Proxy Ballot or Voting Instruction Card, by giving written notice of revocation to American Funds Portfolio or by voting in person at the Special Meeting.

By Order of the Board of Trustees/Directors

Huey P. Falgout, Jr.
Secretary

January 24, 2014

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PROXY STATEMENT/PROSPECTUS

January 24, 2014

Special Meeting of Shareholders

of ING American Funds International Portfolio

Scheduled for February 27, 2014

ACQUISITION OF THE ASSETS OF:	BY AND IN EXCHANGE FOR SHARES OF:

ING American Funds International Portfolio (A series of ING Investors Trust) 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258-2034 (800) 366-0066	ING International Index Portfolio (A series of ING Variable Portfolios, Inc.) 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258-2034 (800) 992-0180
(each an open-end management investment company)

Important Notice Regarding the Availability of Proxy Materials

for the Shareholder Meeting to be Held on February 27, 2014

This Proxy Statement/Prospectus and Notice of Special Meeting are available at:  www.proxyvote.com/ing

The Prospectus/Proxy Statement explains concisely what you should know before voting on the matter described herein or investing in ING International Index Portfolio. Please read it carefully and keep it for future reference.

THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROXY STATEMENT/PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TO OBTAIN MORE INFORMATION

To obtain more information about ING American Funds International Portfolio (“American Funds Portfolio”) and ING International Index Portfolio (“Index Portfolio,” and together with American Funds Portfolio, the “Portfolios”), please write, call, or visit our website for a free copy of the current prospectus, statement of additional information, annual/semi-annual shareholder reports, or other information.

By Phone:	(800) 992-0180

By Mail:	ING Funds 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258-2034

By Internet:	www.ingfunds.com/vp/literature

The following documents containing additional information about the Portfolios, each having been filed with the U.S. Securities and Exchange Commission (“SEC”), are incorporated by reference into this Proxy Statement/Prospectus:

1.              The Statement of Additional Information dated January 24, 2014 relating to this Proxy Statement/Prospectus;

2.              The Prospectuses and Statement of Additional Information dated April 30, 2013 for American Funds Portfolio; and

3.              The Prospectuses and Statement of Additional Information dated April 30, 2013 for Index Portfolio.

The Portfolios are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and in accordance therewith, file reports and other information including proxy materials with the SEC.

You also may view or obtain these documents from the SEC:

In Person:	Public Reference Section 100 F Street, N.E. Washington, D.C. 20549 (202) 551-8090

By Mail:	U.S. Securities and Exchange Commission Public Reference Section 100 F Street, N.E. Washington, D.C. 20549 (Duplication Fee Required)

By Email:	publicinfo@sec.gov (Duplication Fee Required)

By Internet:	www.sec.gov

When contacting the SEC, you will want to refer to the Portfolios’ SEC file numbers. The file number for the document listed above as (1) is 333-192689. The file numbers for the documents listed above as (2) and (3) are 033-23512 and 333-05173, respectively.

ADDITIONAL INFORMATION

In 2014, ING U.S., Inc. will change its name to Voya Financial, Inc. Effective May 1, 2014, ING Investments, LLC, the Investment Adviser to the Portfolios, will be renamed Voya Investments, LLC. ING Investment Management Co. LLC, the sub-adviser to Index Portfolio will be renamed Voya Investment Management Co. LLC. ING Investments Distributor, LLC, the Distributor for the Portfolios, will be renamed Voya Investments Distributor, LLC. ING Funds Services, LLC, the Administrator for the Portfolios, will be renamed Voya Funds Services, LLC. The Portfolios as well as the Registrants that the Portfolios are organized under will also be renamed.

Current Registrant Name/Current Fund Name	New Registrant Name/New Fund Name, effective May 1, 2014
ING Investors Trust	Voya Investors Trust
ING American Funds International Portfolio	VY American Funds International Portfolio
ING Variable Portfolios, Inc.	Voya Variable Portfolios, Inc.
ING International Index Portfolio	Voya International Index Portfolio

TABLE OF CONTENTS

Introduction	1
What is happening?	1
Why did you send me this booklet?	1
Who is eligible to vote?	1
How do I vote?	1
How does the Board recommend that I vote?	1
When and where will the Special Meeting be held?	1
Summary of the Proposed Reoranization	2
Proposal One — Approval of the Reorganization	3
What is the proposed Reorganization?	3
Why is a Reorganization proposed?	3
How do the Investment Objectives compare?	3
How do the Annual Portfolio Operating Expenses compare?	3
How do the Principal Investment Strategies compare?	4
How do the Principal Risks of investing in the Portfolios compare?	5
How does American Funds Portfolio Performance compare to Index Portfolio?	7
How does the management of the Portfolios compare?	8
What are the key differences in the rights of shareholders of American Funds Portfolio and Index Portfolio?	11
Additional Information about the Portfolios	11
Additional Information about the Reorganization	12
What is the Board’s recommendation?	13
What factors did the Board consider?	13
What is the required vote?	13
What happens if shareholders do not approve the Reorganization?	13
General Information about the Proxy Statement/Prospectus	14
Who is asking for my vote?	14
How is my proxy being solicited?	14
What happens to my proxy once I submit it?	14
Can I revoke my proxy after I submit it?	14
How will my shares be voted?	14
How many shares are outstanding?	15
Can shareholders submit proposals for a future shareholder meeting?	15
Why did my household only receive one copy of this Proxy Statement/Prospectus?	15
Appendix A: Form of Agreement and Plan of Reorganization	16
Appendix B: Additional Information Regarding ING International Index Portfolio	25
Portfolio Holdings Information	25
How Shares Are Priced	25
How to Buy and Sell Shares	25
Frequent Trading - Market Timing	26
Payments to Financial Intermediaries	27
Dividends, Distributions, and Taxes	27
FINANCIAL HIGHLIGHTS	29
Appendix C: Security Ownership of Certain Beneficial and Record Owners	30

INTRODUCTION

What is happening?

On October 22, 2013, the investment adviser to ING American Funds International Portfolio (“American Funds Portfolio”) and ING International Index Portfolio (“Index Portfolio,” together with American Funds Portfolio, the “Portfolios”) proposed and the Boards of Trustees/Directors (the “Board”) of the Portfolios approved an Agreement and Plan of Reorganization (the “Reorganization Agreement”). The Reorganization Agreement provides for the reorganization of American Funds Portfolio with and into Index Portfolio (the “Reorganization”). The Reorganization Agreement requires shareholder approval, and, if approved, is expected to be effective on March 14, 2014, or such other date as the parties may agree (the “Closing Date”).

Why did you send me this booklet?

Shares of American Funds Portfolio have been purchased by you or at your direction through your qualified pension or retirement plan (“Qualified Plans”) or, at your direction, by your insurance company (“Participating Insurance Company”) through its separate accounts (“Separate Accounts”) to serve as an investment option under your variable annuity and/or variable life contract (“Variable Contract”). This booklet includes a combined proxy statement and prospectus (the “Proxy Statement/Prospectus”) and a Proxy Ballot or Voting Instruction Card for American Funds Portfolio. It provides you with information you should review before providing voting instructions on the matters listed in the Notice of Special Meeting.

The Separate Accounts and Qualified Plans or their trustees, as record owners of American Funds Portfolio shares are, in most cases, the true “shareholders” of American Funds Portfolio; however, participants in Qualified Plans (“Plan Participants”) or holders of Variable Contracts (“Variable Contract Holders”) may be asked to instruct their Qualified Plan trustee or Separate Accounts, as applicable, as to how they would like the shares attributed to their Qualified Plan or Variable Contract to be voted. For clarity and ease of reading, references to “shareholder” or “you” throughout this Proxy Statement/Prospectus do not refer to the technical shareholder but rather refer to the persons who are being asked to provide voting instructions with respect to the proposals, unless the context indicates otherwise. Similarly, for ease of reading, references to “voting” or “vote” do not refer to the technical vote but rather to the voting instructions provided by Variable Contract Holders or Plan Participants.

Because you are being asked to approve a Reorganization Agreement that will result in a transaction in which you will ultimately hold shares of Index Portfolio, this Proxy Statement also serves as a prospectus for Index Portfolio. Index Portfolio is an open-end management investment company, which seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of a widely accepted international index (currently the MSCI — Europe, Australasia, and Far East® (“MSCI EAFE®”) Index), as described more fully below.

Who is eligible to vote?

Shareholders holding an investment in shares of American Funds Portfolio as of the close of business on December 13, 2013 (the “Record Date”) are eligible to vote at the Special Meeting or any adjournments or postponements thereof.

How do I vote?

You may submit your Proxy Ballot or Voting Instruction Card in one of four ways:

•                  By Internet. The web address and instructions for voting can be found on the enclosed Proxy Ballot or Voting Instruction Card. You will be required to provide your control number located on the Proxy Ballot or Voting Instruction Card.

•                  By Telephone. The toll-free number for telephone voting can be found on the enclosed Proxy Ballot or Voting Instruction Card. You will be required to provide your control number located on the Proxy Ballot or Voting Instruction Card.

•                  By Mail. Mark the enclosed Proxy Ballot or Voting Instruction Card, sign and date it, and return it in the postage-paid envelope we provided. Joint owners must each sign the Proxy Ballot or Voting Instruction Card.

•                  In Person at the Special Meeting. You can vote your shares in person at the Special Meeting. If you expect to attend the Special Meeting in person, please call Shareholder Services toll-free at (800) 992-0180.

To be certain your vote will be counted, a properly executed Proxy Ballot or Voting Instruction Card must be received no later than 5:00 P.M., Local time, on February 26, 2014.

How does the Board recommend that I vote?

The Board recommends that shareholders vote “FOR” the Reorganization.

When and where will the Special Meeting be held?

The Special Meeting is scheduled to be held at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034, on February 27, 2014, at 1:00 P.M., Local time, and, if the Special Meeting is adjourned or postponed, any adjournments or postponements of the Special Meeting will also be held at the above location. If you expect to attend the Special Meeting in person, please call Shareholder Services toll-free at (800) 992-0180.

1

SUMMARY OF THE PROPOSED REORANIZATION

You should read this entire Proxy Statement/Prospectus carefully. You should also review the Reorganization Agreement, which is attached hereto as Appendix A. For more information about Index Portfolio, please consult Appendix B and the Prospectus dated April 30, 2013.

Subject to shareholder approval, the Reorganization Agreement provides for:

•                  the transfer of all of the assets of American Funds Portfolio to Index Portfolio in exchange for shares of beneficial interest of Index Portfolio;

•                  the assumption by Index Portfolio of all liabilities of American Funds Portfolio;

•                  the distribution of shares of Index Portfolio to the shareholders of American Funds Portfolio; and

•                  the complete liquidation of American Funds Portfolio.

If shareholders approve the Reorganization, each owner of shares of American Funds Portfolio would become a shareholder of Class ADV shares of Index Portfolio. The Reorganization is expected to be effective on the Closing Date. Each shareholder of American Funds Portfolio will hold, immediately after the Closing Date, shares of Index Portfolio having an aggregate value equal to the aggregate value of the shares of American Funds Portfolio held by that shareholder as of the close of business on the Closing Date.

In considering whether to approve the Reorganization, you should note that:

•                  The Portfolios have different investment objectives. American Funds Portfolio invests all of its assets in Class 2 shares of the American Funds Insurance Series® International Fund (the “Master Fund”). The Master Fund is an actively managed fund which seeks to provide you with long-term growth of capital. Index Portfolio is a passively managed index fund, which seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of a widely accepted international index (currently, the MSCI — Europe, Australasia, and Far East® (“MSCI EAFE®”) Index).

•                  Both the net and gross expenses experienced by shareholders of American Funds Portfolio are expected to decrease as a result of the Reorganization.

•                  ING Investments, LLC (“ING Investments” or “Adviser”) serves as the investment adviser to both Portfolios. Capital Research and Management Company (“CRMC”) serves as the adviser to the Master Fund.

•                  ING Investment Management Co. LLC (“ING IM”), an affiliate of the adviser, serves as the sub-adviser to the Index Portfolio.

•                  ING Investments does not receive an advisory fee for its services as adviser to American Funds Portfolio as long as the assets of the portfolio are invested in another investment company like the Master Fund. ING Investments does receive an advisory fee for its services as Adviser to Index Portfolio.  As a result of the Reorganization, the Adviser will receive an advisory fee with respect to the combined assets of the Portfolios.

•                  Each Portfolio is distributed by ING Investments Distributor, LLC (the “Distributor”).

•                  The costs associated with purchasing securities to align American Funds Portfolio’s investment portfolio with Index Portfolio’s investment strategies will be shared equally between the Adviser and the American Funds Portfolio.  The total  cost of the transition is estimated to be approximately $1,599,000. The costs borne by American Funds Portfolio will be paid from the net assets of the Portfolio prior to the Reorganization.

•                  The Reorganization will not affect a shareholder’s right to purchase, redeem, or exchange shares of the Portfolios. In addition, the Reorganization will not affect how shareholders purchase and sell their shares.

•                  The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization pursuant to Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”); accordingly, pursuant to this treatment, neither American Funds Portfolio nor its shareholders, nor Index Portfolio nor its shareholders are expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Agreement.

2

PROPOSAL ONE — APPROVAL OF THE REORGANIZATION

What is the proposed Reorganization?

Shareholders of American Funds Portfolio are being asked to approve a Reorganization Agreement, providing for the reorganization of American Funds Portfolio with and into Index Portfolio. If the Reorganization is approved, shareholders in American Funds Portfolio will become shareholders of Index Portfolio as of the close of business on the Closing Date.

Why is a Reorganization proposed?

The Adviser and its affiliates are in the process of conducting a comprehensive review of the mutual funds offered within the ING Funds Complex. At the October 2013 Board Meeting, the Adviser presented to the Board a series of proposals, including the Reorganization, which were intended to, among other things, enhance the efficiency and reduce the complexity of the ING Funds Complex. In support of its proposal, the Adviser noted that Index Portfolio has a lower expense ratio and has better performance over the 1-year and 5-year periods.

How do the Investment Objectives compare?

As described in the chart that follows, the Portfolios have different investment objectives.

	American Funds Portfolio	Index Portfolio
Investment Objective	The Portfolio seeks to provide you with long-term growth of capital.

The Portfolio seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of a widely accepted international index (“Index”).

How do the Annual Portfolio Operating Expenses compare?

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios. Pro forma fees and expenses, which are the estimated fees and expenses of Index Portfolio after giving effect to the Reorganization, assume that the Reorganization occurred on June 30, 2013. The table does not reflect fees or expenses that are, or may be, imposed under your Variable Contract or Qualified Plan. For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

Annual Portfolio Operating Expenses

Expenses you pay each year as a % of the value of your investment

	American Funds Portfolio(1)		Index Portfolio Class ADV		Index Portfolio Class ADV Pro Forma
Management Fee	0.50	%(2)	0.38%		0.36%
Distribution and/or Shareholder Services (12b-1) Fees	0.50%		0.50%		0.50%
Administrative Services Fee	N/A		0.10%		0.10%
Shareholder Services Fees	0.25	%(3)	N/A		N/A
Other Expenses	0.07%		0.09%		0.08%
Acquired Fund Fees and Expenses	N/A		0.01%		0.01%
Total Annual Portfolio Operating Expenses	1.32%		1.08%		1.05%
Waivers and Reimbursements	N/A		(0.08	)%(4)	(0.07	)%(4),(5)
Total Annual Fund Operating Expenses after Waivers and Reimbursements	1.32%		1.00%		0.98%

(1)         This column reflects the aggregate expenses of both American Funds Portfolio and the Master Fund.

(2)         Based on the management fee of the Master Fund of 0.50%. The adviser does not charge a management fee when all or substantially all of the assets of American Funds Portfolio are invested in the Master Fund.

(3)         Shareholders of Class 2 shares of the Master Fund, including American Funds Portfolio, pay a shareholder services fee of 0.25%.

(4)         The Adviser is contractually obligated to limit expenses to 1.00% through May 1, 2015. This obligation does not extend to interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses. This obligation will automatically renew for one-year terms unless:  (i) the Adviser provides 90 days written notice of its termination; and (ii) such termination is approved by the Portfolio’s Board; or (iii) the Investment Advisory Agreement has been terminated. The obligation is subject to possible recoupment by the Adviser within 36 months of the waiver or reimbursement. The Distributor is contractually obligated to waive 0.01% of the distribution fee through May 1, 2015. There is no guarantee that the distribution fee waiver will continue after May 1, 2015. This distribution fee waiver will renew if the Distributor elects to renew it. Notwithstanding the foregoing, termination or modification of this distribution fee waiver requires approval by the Portfolio’s Board.

(5)         If shareholders approve the Reorganization, the Adviser is further contractually obligated to limit expenses to 0.98% through May 1, 2016. This obligation does not extend to interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses. There is no guarantee the obligation will continue after May 1, 2016.  The obligation will continue if the Adviser elects to renew it and is subject to possible recoupment by the Adviser within 36 months of the waiver or reimbursement.  Notwithstanding the foregoing, termination or modification of this obligation requires approval by the Portfolio’s Board. This obligation does not extend to interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses.

3

Expense Examples

The Examples are intended to help you compare the costs of investing in shares of the Portfolios with the costs of investing in other mutual funds. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Examples assume that you invest $10,000 in the Portfolios for the time periods indicated. The Examples also assume that your investment had a 5% return during each year and that the Portfolios’ operating expenses remain the same. Although your actual costs may be higher or lower based on these assumptions your costs would be:

American Funds Portfolio				Index Portfolio Class ADV				Index Portfolio Class ADV Pro Forma
1 Yr	3 Yrs	5 Yrs	10 Yrs	1 Yr	3 Yrs	5 Yrs	10 Yrs	1 Yr	3 Yrs	5 Yrs	10 Yrs
$134	418	723	1,590	102	336	588	1,310	100	320	565	1,270

The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period or the first two years of the three-, five-, and ten-year periods.

How do the Principal Investment Strategies compare?

As described in more detail in the table that follows, both Portfolios invest primarily in equity securities that are located outside of the United States.  American Funds Portfolio seeks to achieve its investment objective by investing all of its assets in Class 2 shares of the Master Fund. By contrast Index Portfolio seeks to achieve its investment objective by investing directly in securities. American Funds Portfolio is actively-managed, while Index Portfolio is passively managed.

	American Funds Portfolio	Index Portfolio
Investment Strategies

The Portfolio invests all of its assets in Class 2 shares of the Master Fund, a series of American Funds Insurance Series®, a registered open-end investment company. In turn, the Master Fund invests primarily in common stocks of companies domiciled outside the United States that its adviser believes have the potential for growth.

The Master Fund normally invests a portion of its assets in common stocks and other securities of companies in emerging market countries.

For additional information regarding the principal investment strategies of the Master Fund, please refer to the Master Fund prospectus.

The Portfolio has the same investment objective and limitations as the Master Fund. Investment of the Portfolio’s assets in the Master Fund is not a fundamental policy of the Portfolio and a shareholder vote is not required for the Portfolio to withdraw its investment in the Master Fund

Master Fund (as described in its prospectus dated May 1, 2013)

The fund invests primarily in common stocks of companies domiciled outside the United States, including companies domiciled in developing countries, that the investment adviser believes have the potential for growth. Although the fund focuses on investments in medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size.

The investment adviser uses a system of multiple portfolio counselors in managing the fund’s assets. Under this approach, the portfolio of the fund is divided into segments managed by individual counselors who decide how their respective segments will be invested.

The fund relies on the professional judgment of its investment adviser to make decisions about the fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies, which are at the time of purchase, included in the Index; convertible securities that are convertible into stocks included in the Index; other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components; and exchange-traded funds. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. Under normal market conditions, the Portfolio invests all, or substantially all of its assets in these securities.

The Portfolio may invest in other investment companies to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).

The Portfolio currently invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Index (currently the MSCI - Europe, Australasia, and Far East® (“MSCI EAFE®”) Index). The MSCI EAFE® Index is a market value-weighted index that reflects the performance of approximately 1,100 securities listed on the stock exchanges of Europe, Australasia, and the Far East.

As of February 28, 2013, a portion of the MSCI EAFE® Index was concentrated in the financials sector. The Portfolio may not always hold all of the same securities as the Index. The Portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the Portfolio’s cash position. Although the Portfolio attempts to track, as closely as possible, the performance of the Index, the Portfolio does not always perform exactly like the Index. Unlike the Index, the Portfolio has operating expenses and transaction costs and therefore has a performance disadvantage versus the Index.

4

American Funds Portfolio	Index Portfolio

attractively valued companies that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

The sub-adviser (“Sub-Adviser”) may sell a security when the security’s percentage weighting in the Index is reduced, when the security is removed from the Index, or for other reasons.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

How do the Principal Risks compare?

The following table summarizes and compares the principal risks of investing in the Portfolios.

Risks	American Funds Portfolio	Index Portfolio

Company The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

	✓	✓

Concentration To the extent that the Portfolio’s index “concentrates,” as that term is defined in the 1940 Act, in the securities of a particular industry or group of industries or a single country or region, the Portfolio will concentrate its investments to approximately the same extent as the Index. As a result, the Portfolio may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives. If securities in which the Portfolio concentrates fall out of favor, the Portfolio could underperform funds that have greater diversification.

✓

Convertible Securities Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.

✓

Credit Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

✓

Currency To the extent that the Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

	✓	✓

Derivative Instruments Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio and reduce its returns. Derivatives may not perform as expected, so the Portfolio may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio to the risk of improper valuation.

✓

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Foreign investment risks may be greater in developing and emerging markets than in developed markets.

	✓	✓

5

Risks	American Funds Portfolio	Index Portfolio

Index Strategy The index selected may underperform the overall market and the Portfolio might fail to track its target index. The correlation between the Portfolio and index performance may be affected by the Portfolio’s expenses and the timing of purchases and redemptions of the Portfolio’s shares. The Portfolio’s actual holdings might not match the Index and the Portfolio’s effective exposure to index securities at any given time may not equal 100%.

✓

Interest Rate With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Proxy Statement/Prospectus, interest rates in the United States are at or near historic lows, which may increase the Portfolio’s exposure to risks associated with rising interest rates.

✓

Liquidity If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition. The Portfolio may make investments that become less liquid in response to market developments or adverse investor perception. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.

	✓	✓

Market Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Portfolio costs and impair the ability of the Portfolio to achieve its investment objectives.

	✓	✓

Market Capitalization Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing the Portfolio that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

	✓	✓

Other Investment Companies The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio.

✓

Securities Lending Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

✓

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How does American Funds Portfolio Performance compare to Index Portfolio?

The following information is intended to help you understand the risks of investing in the Portfolios. The following bar charts show the changes in each Portfolio’s performance from year to year, and the table compares their performance to the performance of a broad-based securities market index for the same period. Each Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolios’ performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolios’ past performance is no guarantee of future results.

ING American Funds International Portfolio - Calendar Year Total Returns
(as of December 31 of each year)

Best quarter: 2nd, 2009, 24.36% and Worst quarter: 3rd, 2011, (21.97)%

ING International Index Portfolio Class ADV - Calendar Year Total Returns
(as of December 31 of each year)

Best quarter: 2nd, 2009, 24.68% and Worst quarter: 3rd, 2011, (20.14)%

Average Annual Total Returns %
(for the periods ended December 31, 2012)

	1 Year	5 Years (or life of the class)		10 Years (or life of the class)		Inception Date
American Funds Portfolio	17.27%	(2.59)%		7.96%		09/02/03
MSCI ACW IndexSM Ex-U.S.(1)	16.83%	(2.89)%		8.63	%(2)	—

Index Portfolio Class ADV	18.12%	(1.79)%		N/A		3/10/08
MSCI EAFE® Index(1)	17.32%	(2.15	)%(2)	N/A		—

(1)         The index returns include the reinvestment of dividends and distributions net of withholding taxes, but do not reflect fees, brokerage commissions, or other expenses.

(2)         Reflects index performance since the date closest to the Portfolio’s inception for which data is available.

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How does the management of the Portfolios compare?

The following table describes the management of the Portfolios.

	American Funds Portfolio	Index Portfolio
Investment Adviser	ING Investments, LLC (“ING Investments”)	ING Investments

Investment Advisory Fee (as a percentage of average daily net assets)

If the Portfolio has not invested all or substantially all of its assets in another investment company:

0.69% of the first $500 million in assets;

0.59% on the next $500 million in assets;

0.53% on the next $500 million in assets;

0.50% on the next $1 billion in assets;

0.48% on the next $1.5 billion in assets;

0.47% on the next $2.5 billion in assets;

0.46% on the next $4 billion in assets; and

0.45% on assets in excess of $10.5 billion.

0.00% if the Portfolio invests all or substantially all of its assets in another investment company.

0.38% on the first $500 million; 0.36% on the next $500 million; and 0.34% thereafter

Master Fund Adviser	Capital Research Management Company (“CRMC”)	N/A

Master Fund Advisory Fee (total paid for the most recently completed fiscal year for which information is publicly available, as a percentage of average net assets)	0.50%	N/A

Sub-Adviser	N/A	ING Investment Management Co. LLC (“ING IM”)

Sub-Advisory Fee (as a percentage of average daily net assets)	N/A	0.171% on all assets

Portfolio Managers	Portfolio Managers of the Master Fund Sung Lee ( since 12/05) L. Alfonso Barroso (since 05/09) Jesper Lyckeus (since 01/07) Christopher M. Thomsen (since 12/05)	Kai Yee Wong (since 06/13) Steve Wetter (since 04/12)

Administrator	ING Funds Services, LLC (the “Administrator”)	Administrator

Administrative Fee (as a percentage of average daily net assets)	0.10% if the Portfolio has not invested all or substantially all of its assets in another investment company 0.00% if the Portfolio invests all or substantially all of its assets in another investment company.	0.10%

Distributor	ING Investments Distributor, LLC (the “Distributor”)	Distributor

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Adviser to the Portfolios

ING Investments, an Arizona limited liability company, serves as the investment adviser to the Portfolios. ING Investments has overall responsibility for the management of the Portfolios. ING Investments oversees all investment advisory and portfolio management services for the Portfolios. ING Investments is registered with the SEC as an investment adviser.

The Adviser is an indirect, wholly-owned subsidiary of ING U.S., Inc. (“ING U.S.”). ING U.S. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries. As of the date of this Proxy Statement/Prospectus, ING U.S. is a majority-owned subsidiary of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin, with operations in more than 40 countries.

In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including ING U.S., before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep must divest at least 25% of ING U.S. by the end of 2013, more than 50% by the end of 2014, and the remaining interest by the end of 2016 (such divestment, the “Separation Plan”).

In May 2013, ING U.S. conducted an initial public offering of ING U.S. common stock (the “IPO”). On September 13, 2013, ING U.S. filed a new Registration Statement on Form S-1 with the U.S. Securities and Exchange Commission (the “SEC”) in connection with another potential public offering of ING U.S. common stock held by ING Groep. ING U.S. did not issue or sell common stock in the offering. On October 23, 2013, ING U.S. announced the pricing of 33 million shares of its common stock being offered by ING Groep in this offering. Closing of the offering occurred on October 29, 2013. ING Groep also granted the underwriters in the offering an option exercisable within 30 days, to acquire up to approximately an additional 5 million shares from ING Groep. This option was exercised in full. ING U.S. did not receive any proceeds from the offering.

ING Groep continues to own a majority of the common stock of ING U.S. ING Groep has stated that it intends to sell its remaining controlling ownership interest in ING U.S. over time. While the base case for the remainder of the Separation Plan is the divestment of ING Groep’s remaining interest in one or more broadly distributed offerings, all options remain open and it is possible that ING Groep’s divestment of its remaining interest in ING U.S. may take place by means of a sale to a single buyer or group of buyers.

It is anticipated that one or more of the transactions contemplated by the Separation Plan would result in the automatic termination of the existing advisory and sub-advisory agreements under which the Adviser and sub-adviser(s) provide services to each Portfolio. In order to ensure that the existing investment advisory and sub-advisory services can continue uninterrupted, the Board approved new advisory and sub-advisory agreements for the Portfolios, as applicable, in connection with the IPO. In addition, shareholders of each Portfolio approved new investment advisory and sub-advisory agreements prompted by the IPO, as well as any future advisory and sub-advisory agreements prompted by the Separation Plan that are approved by the Board and whose terms are not materially different from the current agreements. This means that shareholders may not have another opportunity to vote on a new agreement with the Adviser or an affiliated sub-adviser even if they undergo a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of ING U.S.

The Separation Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of ING U.S. and its subsidiaries, including the Adviser and affiliated entities that provide services to the Portfolios, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. The completion of the Separation Plan is expected to result in the Adviser’s loss of access to the resources of ING Groep, which could adversely affect its business. Since a portion of the shares of ING U.S., as a standalone entity, are publicly held, it is subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations, and subject to the risk of changing regulation.

During the time that ING Groep retains a majority interest in ING U.S., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep by European and other authorities, may also affect ING U.S. A failure to complete the Separation Plan could create uncertainty about the nature of the relationship between ING U.S. and ING Groep, and could adversely affect ING U.S. and the Adviser and its affiliates. Currently, the Adviser and its affiliates do not anticipate that the Separation Plan will have a material adverse impact on their operations or the Portfolios and their operations.

ING Investments’ principal office is located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034. As of December 31, 2012, ING Investments managed approximately $46.2 billion in assets.

Adviser to the Master Fund

American Funds Portfolio does not have a sub-adviser; instead the Portfolio invests all of its assets in Class 2 shares of the Master Fund, a series of American Funds Insurance Series®, a registered open-end investment company.

CRMC, an experienced investment management organization founded in 1931, is a wholly-owned subsidiary of The Capital Group Companies, Inc. and serves as investment adviser to the Master Fund and to other mutual funds, including the American Funds. CRMC’s principal office is located at 333 South Hope Street, Los Angeles, CA 90071. As of December 31, 2012, CRMC managed over $950 billion.

9

The primary portfolio managers for the Master Fund are listed below:

Portfolio Counselor		Years of Experience as Portfolio Counselor (and Research Professional, if	Portfolio Counselor’s Role in Management	Approximate Years of Experience as an Investment Professional
(series title if applicable)	Primary Title with CRMC (or Affiliate)	Applicable (approximate))	of the Master Fund	With CRMC or Affiliates	Total Years
Sung Lee (Vice President)	Senior Vice President, Capital Research Global Investors	7 years	An equity portfolio counselor	19	19
L. Alfonso Barroso	Senior Vice President, Capital Research Global Investors	4 years	An equity portfolio counselor	19	19
Jesper Lykeus	Senior Vice President, Capital Research Global Investors	6 years (plus 8 years prior experience as a research professional for the Master Fund	An equity portfolio counselor	17	18
Christopher M. Thomsen	Senior Vice President, Capital Research Global Investors	7 years	Fixed-income portfolio counselor	16	16

Sub-Adviser to Index Portfolio

ING IM serves as sub-adviser to Index Portfolio.  ING IM, a Delaware limited liability company, was founded in 1972 and is registered with the SEC as an investment adviser. ING IM is an indirect, wholly-owned subsidiary of ING U.S. and is an affiliate of ING Investments. ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. The principal office of ING IM is located at 230 Park Avenue, New York, New York 10169. As of December 31, 2012, ING IM managed approximately $66.3 billion in assets.

The following individuals are jointly responsible for the day-to-day management of the Portfolios.

Kai Yee Wong, Portfolio Manager, joined ING IM in 2012. Ms. Wong is responsible for the ING quantitative and index equity investment strategies. Prior to joining ING IM Ms. Wong worked as a senior equity portfolio manager at Northern Trust, responsible for managing various global indices including developed, emerging, real estate, TOPIX, and socially responsible benchmarks (2003-2009). Previously she served as a portfolio manager with Deutsche Bank, an assistant treasurer at Bankers Trust and a trust officer at the Bank of Tokyo (1992-2003).

Steve Wetter, Portfolio Manager, is responsible for portfolio management of quantitative and index equity investments. Mr. Wetter joined ING IM in April 2012 and prior to that he was a portfolio manager and trader at Mellon Asset Management, Northern Trust, Deutsche Bank, and Bankers Trust.

Administrator

The Administrator serves as administrator to each Portfolio. For American Funds Portfolio, the Administrator receives an annual administrative services fee equal to 0.10% of the Portfolio’s average daily net assets if the Portfolio does not invest all of its assets in the corresponding Master Fund. When assets of the American Funds Portfolio are invested in their respective Master Fund, the administrative services fees are 0.00%. With respect to Index Portfolio, the Administrator receives an annual administrative services fee equal to 0.10% of the Portfolio’s average daily net assets.

The administrative services provided to each Portfolio includes acting as a liaison among the various service providers to the Portfolio, including the custodian, portfolio accounting agent, the Sub-Advisers, and the insurance companies to which a Portfolio offers its shares. The Administrator also reviews the Portfolios for compliance with applicable legal requirements and monitors the Sub-Advisers for compliance with requirements under applicable law and with the investment policies and restrictions of the Portfolios.

Distributor

The Distributor is the principal underwriter and distributor of each Portfolio. It is a Delaware limited liability company with its principal offices at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258.

The Distributor is a member of the Financial Industry Regulatory Authority Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or the Public Disclosure Hotline at 800-289-9999.

10

What are the key differences in the rights of shareholders of American Funds Portfolio and Index Portfolio?

American Funds Portfolio is organized as a series of ING Investors Trust (“IIT”), a Massachusetts business trust.  Index Portfolio is organized as a series of ING Variable Portfolios, Inc. (“IVPI”), a Maryland corporation.  Both Portfolios are governed by a board of trustees/directors consisting of the same 12 members. For more information on the history of IIT or IVPI, see each Portfolio’s SAI dated April 30, 2013.

Because the Portfolios are organized differently, there are some differences in the rights of shareholders.  Under Massachusetts law, shareholders of a Massachusetts business trust, under certain circumstances, could be held liable for acts or obligations of the business trust.  However, IIT’s Declaration of Trust disclaims shareholder liability for acts or obligations of a portfolio.  As such, shareholders of American Funds Portfolio have no personal liability for the acts or obligations of American Funds Portfolio.  Under Maryland law, shareholders of Index Portfolio have no personal liability for its acts or obligations.

Additional key differences are described in the table below.

	American Funds Portfolio	Index Portfolio
Election and Removal of Trustees/Directors

The shareholders of IIT shall elect Trustees at shareholder meetings called for that purpose to the extent required by the 1940 Act. The Trustees may be removed at any time by written instrument signed by at least two-thirds of the number of trustees prior to such removal, specifying the date when such removal shall become effective.

At any meeting of shareholders duly called for the purpose, shareholders have the power to elect and remove Directors by the vote of a majority of all the shares entitled to vote. Any or all of the Directors may be removed by the shareholders, who may elect a successor or successors to fill any resulting vacancy or vacancies for the unexpired term.

Mergers and Liquidation

Consolidation or merger shall require the approval of a majority shareholder vote of each Series affected thereby. The terms “merge” or “merger” as used therein shall not include the purchase or acquisition of any assets of any other trust, partnership, association or corporation which is an investment company organized under the laws of the Commonwealth of Massachusetts or any other state of the United States.

The liquidation of the Portfolio in which there are shares then outstanding may be authorized by a vote of a majority of the Board of Directors then in office, subject to the approval of a majority of the outstanding shares of the Portfolio, as defined in the 1940 Act.

Additional Information about the Portfolios

Dividends and Other Distributions

Each Portfolio declares and pays dividends from net investment income at least annually. Each Portfolio will also pay distributions from net realized capital gains, reduced by available capital losses, at least annually. All dividend and capital gains distributions will be automatically reinvested in additional shares of the Portfolios at the net asset value (“NAV”) of such shares on the payment date unless a Participating Insurance Company’s Separate Account is permitted to hold cash and elects to receive payment in cash. From time to time, a portion of a Portfolio’s distributions may constitute a return of capital.

To comply with federal tax regulations, the Portfolios may also pay an additional capital gains distribution.

Capitalization

The following table shows on an unaudited basis the capitalization of each of the Portfolios as of June 30, 2013 and on a pro forma basis as of June 30, 2013, giving effect to the reorganization

	American Funds Portfolio	Index Portfolio Class ADV	Adjustments		Index Portfolio Class ADV Pro Forma
Net Assets	$1,016,149,080	$7,921,275	$(799,300	)(1)	$1,023,271,055
Net Asset Value Per Share	$16.72	$8.43	—		$8.43
Shares Outstanding	60,759,563	939,231	59,685,251	(2)	121,384,045

(1)                   Reflects adjustment for estimated one time merger expenses and transition costs.

(2)                   Reflects a new shares issued, net of retired shares of ING American Funds International Portfolio. (Calculation: Net Assets ÷ NAV per share).

11

Additional Information about the Reorganization

The Reorganization Agreement

The terms and conditions under which the proposed transaction may be consummated are set forth in the Reorganization Agreement. Significant provisions of the Reorganization Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Reorganization Agreement, a copy of which is attached to this Proxy Statement/Prospectus as Appendix A.

The Reorganization Agreement provides for: (i) the transfer, as of the Closing Date, of all of the assets of American Funds Portfolio in exchange for shares of beneficial interest of Index Portfolio and the assumption by Index Portfolio of all of American Funds Portfolio’s liabilities; and (ii) the distribution of shares of Index Portfolio to shareholders of American Funds Portfolio, as provided for in the Reorganization Agreement. American Funds Portfolio will then be liquidated.

Each shareholder of shares of American Funds Portfolio will hold, immediately after the Closing Date, the Class ADV shares of Index Portfolio having an aggregate value equal to the aggregate value of the shares of American Funds Portfolio held by that shareholder as of the close of business on the Closing Date. In the interest of economy and convenience, shares of Index Portfolio generally will not be represented by physical certificates, unless you request the certificates in writing.

The obligations of the Portfolios under the Reorganization Agreement are subject to various conditions, including approval of the shareholders of American Funds Portfolio and that each Portfolio receives an opinion from the law firm of Dechert LLP to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. The Reorganization Agreement also requires that each of the Portfolios take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Reorganization Agreement. The Reorganization Agreement may be terminated by mutual agreement of the parties or on certain other grounds. Please refer to Appendix A to review the terms and conditions of the Reorganization Agreement.

Expenses of the Reorganization

The expenses of the Reorganization will be borne by the Adviser (or an affiliate). The expenses of the Reorganization shall include, but not be limited to, the costs associated with the preparation of necessary filings with the SEC, printing and distribution the Proxy Statement/Prospectus and proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding the Special Meeting. These expenses are estimated to be $197,600. The expenses of the Reorganization do not include the transition costs described in “Portfolio Transitioning” below.

Tax Considerations

The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368 of the Code. Accordingly, pursuant to this treatment, neither American Funds Portfolio nor its shareholders, nor Index Portfolio nor its shareholders, are expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Agreement. As a condition to the Closing of the Reorganization, the Portfolios will receive an opinion from the law firm of Dechert LLP to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. That opinion will be based in part upon certain assumptions and upon certain representations made by the Portfolios.

Prior to the Closing Date, American Funds Portfolio will pay to the Separate Accounts of Participating Insurance Companies and Qualified Plans that own its shares, a cash distribution consisting of any undistributed investment company taxable income and/or any undistributed realized net capital gains, including any net gains realized from any sales of assets prior to the Closing Date. Variable Contract Holders and Plan Participants are not expected to recognize any income or gains for federal income tax purposes from this cash distribution.

As of September 30, 2013, American Funds Portfolio has estimated capital loss carryforwards of $64,972,476; none of which will expire as a result of the Reorganization. Index Portfolio has estimated capital loss carryforwards of $157,746,857. After the Reorganization, the losses of American Funds Portfolio generally may be available to Index Portfolio, to offset its capital gains, although a portion of the amount of these losses that may offset Index Portfolio’s capital gains in any given year will be limited due to this Reorganization. The ability of Index Portfolio to absorb losses in the future depends on a variety of factors that cannot be known in advance, including the existence of capital gains against which these losses may be offset. In addition, the benefits of any of these various capital loss carryforwards and built in losses currently are available only to pre-Reorganization shareholders of each Portfolio. After Reorganization, however, these benefits will inure to the benefit of all post-Reorganization shareholders of Index Portfolio.

Portfolio Transitioning

If the Reorganization is approved by shareholders, a transition manager will be retained to align American Funds Portfolio’s investment portfolio with Index Portfolio’s investment strategies prior to the Closing Date. The transition manager is  expected to redeem out of the Master Fund shortly after shareholder approval of the Reorganization. The proceeds of such redemption are expected to be invested in securities that ING IM wishes for Index Portfolio to hold and temporary investments, which will be delivered to Index Portfolio at the Closing Date. During the transition period, American Funds Portfolio may not be pursuing its investment objective and strategies, and limitations on permissible investments and investment restrictions will not apply. After

12

the Closing Date of the Reorganization, ING IM, as the sub-adviser to Index Portfolio, may also sell portfolio holdings that it acquired from American Funds Portfolio, and Index Portfolio may not be immediately fully invested in accordance with its stated investment strategies. In addition, each Portfolio may engage in a variety of transition management techniques to facilitate the portfolio transition process, including without limitation, the purchase and sale of baskets of securities and exchange-traded funds, and enter into and close futures contracts or other derivative transactions. Such sales and purchases by the Portfolios during the transition period may be made at a disadvantageous time, could result in potential losses for the Portfolios, and will result in increased transaction costs that are borne, in part, by shareholders. These transition costs are estimated to be approximately $1,599,000 and will be shared equally between the Adviser (or an affiliate) and American Funds Portfolio. The costs borne by American Funds Portfolio will be paid from the net assets of the Portfolio prior to the Reorganization.

Future Allocation of Premiums

Shares of American Funds Portfolio have been purchased at the direction of Variable Contract Holders by Participating Insurance Companies through Separate Accounts to fund benefits payable under a Variable Contract. If the Reorganization is approved, Participating Insurance Companies have advised us that all premiums or transfers to American Funds Portfolio will be allocated to Index Portfolio.

What is the Board’s recommendation?

Based upon its review, the Board, including a majority of the Trustees/Directors who are not “interested persons”, as defined by the 1940 Act (the “Independent Trustees/Directors”), determined that the Reorganization is in the best interest of American Funds Portfolios and its shareholders. In addition, the Board determined that the interest of the shareholders of the Portfolios would not be diluted as a result of the Reorganization. Accordingly, after consideration of such factors and information it considered relevant, the Board, including a majority of the Independent Trustees/Directors approved the Reorganization Agreement and voted to recommend to shareholders that they approve the Reorganization Agreement. The Board is therefore recommending that American Funds Portfolio’s shareholders vote “FOR” the Reorganization Agreement.

What factors did the Board consider?

The Board considered the Reorganization as part of its overall consideration of what would be in the best interest of American Funds Portfolio and its shareholders. The Board determined that American Funds Portfolio would benefit from being combined into Index Portfolio under the day-to-day management of ING IM.

The Board, in approving the Reorganization, considered a number of factors, including, but not limited to, the following: (1) an analysis of ING IM as a sub-adviser that will continue to sub-advise Index Portfolio after the Reorganization; (2) a presentation from ING Investments regarding proposals, including the Reorganization, intending to, among other things, enhance the efficiency and reduce the complexity of the ING Funds Complex; (3) the similarities in fee structures of each of the Portfolios; (4) the superior performance of Index Portfolio as compared to the performance of American Funds Portfolio in the year-to-date, one-year, and three-year periods; (5) the performance of American Funds Portfolio as compared to its Morningstar, Inc. (“Morningstar”) peer group and the performance of Index Portfolio as compared to its Morningstar peer group; (6) ING Investments’ analysis of potential alternative portfolios that could have served as a merger partner for American Funds Portfolio other than Index Portfolio; (7) the decrease in gross and net expenses that current shareholders of American Funds Portfolio are expected to experience as a result of the Reorganization; (8) the proposed side expense limitation agreement for Index Portfolio to be implemented in connection with the Reorganization which will provide the Portfolios’ shareholders with the added benefit of a reduction in the expense ratio, subject to Board approval, this expense limit will expire on May 1, 2016; (9) consideration that American Funds Portfolio has no designated share classes and Index Portfolio has classes ADV, I, S, and S2 and ING Investments’ analysis and proposal regarding merging American Funds Portfolio into Class ADV of Index Portfolio; (10) the larger combined asset size of the two Portfolios, which would be likely to provide greater scale and superior potential to maintain long-term scale benefits for the shareholders of both Portfolios; (11) the fact that direct or indirect costs relating to the Reorganization will not be borne by either Portfolio or their shareholders; (12) the expected tax consequences of the Reorganization to Total American Funds Portfolio and its shareholders, including that the Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization; and (13) the Board’s determination that the Reorganization will not dilute the interests of the shareholders of American Funds Portfolio.

In addition, the Board considered:  (1) the differences in investment strategies of the Portfolios, specifically that American Funds Portfolio invests all of its assets in the Master Fund, which is actively managed, while Index Portfolio is a passively managed index fund; (2) the expected transition costs to be borne by American Funds Portfolio; and (3) ING IM’s conflict of interest in proposing the merger of American Funds Portfolio into a portfolio sub-advised by an affiliate of ING IM, including the net revenue benefits for ING Investments and its affiliates that would result from the Reorganization.

What is the required vote?

Approval of the Reorganization Agreement requires the affirmative vote of the lesser of: (i) 67% or more of the voting securities present at the meeting, provided that more than 50% of the voting securities are present in person or represented by proxy at the Special Meeting; or (ii) a majority of the shares entitled to vote.

What happens if shareholders do not approve the Reorganization?

If shareholders of American Funds Portfolio do not approve the Reorganization, American Funds Portfolio will continue to be managed by ING Investments as described in the prospectus, and the Board will determine what additional action should be taken.

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GENERAL INFORMATION ABOUT THE PROXY STATEMENT/PROSPECTUS

Who is asking for my vote?

The Board is soliciting your vote for a special meeting of American Funds Portfolio’s shareholders.

How is my proxy being solicited?

Solicitation of proxies or voting instructions is being made primarily by the mailing of the Notice of Special Meeting, this Proxy Statement/Prospectus, and the Proxy Ballot or Voting Instruction Card on or about January 24, 2014. In addition to the solicitation of proxies by mail, employees of the Adviser and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile, or oral communications.

What happens to my proxy once I submit it?

The Board has named Huey P. Falgout, Jr., Secretary, Theresa K. Kelety, Assistant Secretary, and Todd Modic, Assistant Secretary, or one or more substitutes designated by them, as proxies who are authorized to vote Portfolio shares as directed by shareholders.

Can I revoke my proxy after I submit it?

A shareholder may revoke the accompanying proxy at any time prior to its use by filing with IIT a written revocation or a duly executed proxy bearing a later date. In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy or voting instruction previously given.

How will my shares be voted?

If you follow the voting instructions, your proxies will vote your shares as you have directed. If you submitted your Proxy Ballot or Voting Instruction Card but did not vote on the proposals, your proxies will vote on the proposals as recommended by the Board. If any other matter is properly presented, your proxies will vote in their discretion in accordance with their best judgment, including on any proposals to adjourn the meeting. At the time this Proxy Statement/Prospectus was printed, the Board knew of no matter that needed to be acted upon at the Special Meeting other than the proposals discussed in this Proxy Statement/Prospectus.

Quorum and Tabulation

Each shareholder of American Funds Portfolio is entitled to one vote for each share held as to any matter on which such shareholder is entitled to vote and for each fractional share that is owned, the shareholder shall be entitled to a proportionate fractional vote. Thirty percent (30%) of the outstanding shares present in person or by proxy shall constitute a quorum at any meeting of shareholders.

Adjournments

If a quorum is not present at the Special Meeting, if there are insufficient votes to approve any proposal, or for any other reason deemed appropriate by your proxies, your proxies may propose one or more adjournments of the Special Meeting to permit additional time for the solicitation of proxies, in accordance with the organizational documents of IIT and applicable law. Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment. The persons named as proxies will vote in favor of such adjournments in their discretion.

Broker Non-Votes and Abstentions

If a shareholder abstains from voting as to any matter, or if a broker returns a “non-vote” proxy, indicating a lack of authority to vote on a matter, then the shares represented by such abstention or non-vote will be treated as shares that are present at the Special Meeting for purposes of determining the existence of a quorum. However, abstentions and broker non-votes will be disregarded in determining the “votes cast” on an issue..

Additional Voting Information

The Separate Accounts and Qualified Plans are the record owners of the shares of the Portfolios. The Qualified Plans and Separate Accounts will vote American Funds Portfolio’s shares at the Special Meeting in accordance with the timely instructions received from persons entitled to give voting instructions under the Variable Contracts or Qualified Plans. American Funds Portfolio does not impose any requirement that a minimum percentage of voting instructions be received, before counting the Separate Accounts and Qualified Plans as the American Funds Portfolio’s shareholders in determining whether a quorum is present.

Where Variable Contract Holders and Plan Participants fail to give instructions as to how to vote their shares, the Qualified Plans and Separate Accounts will use proportional voting and vote those shares in proportion to the instructions given by other Variable Contract Holders and Plan Participants who voted. The effect of proportional voting is that if a large number of Variable Contract Holders and Plan Participants fail to give voting instructions, a small number of Variable Contract Holders and Plan Participants may determine the outcome of the vote. Because a significant percentage of American Funds Portfolio’s shares are held by Separate Accounts, which use proportional voting, the presence of such Separate Accounts at the Special Meeting shall be sufficient to constitute a quorum for the transaction of business at the Special Meeting.

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How many shares are outstanding?

As of December 13, 2013, the following shares of beneficial interest of American Funds Portfolio were outstanding and entitled to vote: 58,400,656.855

Shares have no preemptive or subscription rights. To the knowledge of the Adviser, as of the Record Date, no current Trustee/Director owns 1% or more of any class of the outstanding shares of the Portfolio, and the officers and Trustees/Directors own, as a group, less than 1% of any class of the shares of the Portfolio.

Appendix C hereto lists the persons that, as of the Record Date owned beneficially or of record 5% or more of the outstanding shares of any class of American Funds Portfolio or Index Portfolio.

Can shareholders submit proposals for a future shareholder meeting?

American Funds Portfolio is not required to hold annual meetings and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. A shareholder proposal to be considered for inclusion in a proxy statement at any subsequent meeting of shareholders must be submitted in a reasonable time before a proxy statement for that meeting is printed and mailed. Whether a proposal is included in a proxy statement will be determined in accordance with applicable federal and state laws.

Why did my household only receive one copy of this Proxy Statement/Prospectus?

Only one copy of this Proxy Statement/Prospectus may be mailed to each household, even if more than one person in the household is a Portfolio shareholder of record, unless the Portfolio has received contrary instructions from one or more of the household’s shareholders. If a shareholder needs an additional copy of this Proxy Statement/Prospectus, please contact Shareholder Services at (800) 992-0180. If in the future, any shareholder does not wish to combine or wishes to recombine the mailing of a proxy statement with household members, please inform the Portfolio in writing at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona, 85258-2034 or via telephone at (800) 992-0180.

In order that the presence of a quorum at the Special Meeting may be assured, prompt execution and return of the enclosed Proxy Ballot or Voting Instruction Card is requested. A self-addressed postage paid envelope is enclosed for your convenience. You also may vote via telephone or via the Internet. Please follow the voting instructions as outlined on your Proxy Ballot or Voting Instruction Card.

Huey P. Falgout, Jr.
Secretary

January 24, 2014

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

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APPENDIX A: FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this 22nd day of October, 2013, by ING Variable Portfolios, Inc. (“IVPI”), a Maryland corporation with its principal place of business at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034, on behalf of its series, ING International Index Portfolio (the “Acquiring Portfolio”), and ING Investors Trust (“IIT”), a Massachusetts business trust with its principal place of business at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034, on behalf of its series, ING American Funds International Portfolio (the “Acquired Portfolio”).

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”).  The reorganization (the “Reorganization”) will consist of the transfer of all of the assets of the Acquired Portfolio to the Acquiring Portfolio in exchange solely for the Adviser Class (“Class ADV”) voting shares of beneficial interest of the Acquiring Portfolio (the “Acquiring Portfolio Shares”), the assumption by the Acquiring Portfolio of the liabilities of the Acquired Portfolio described in paragraph 1.3, and the distribution of the Acquiring Portfolio Shares to the shareholders of the Acquired Portfolio in complete liquidation of the Acquired Portfolio as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Acquired Portfolio and the Acquiring Portfolio are series of open-end, registered investment companies of the management type and the Acquired Portfolio owns securities which generally are assets of the character in which the Acquiring Portfolio is permitted to invest; and

WHEREAS, the Board of Directors of IVPI has determined that the exchange of all of the assets of the Acquired Portfolio for Acquiring Portfolio Shares and the assumption of the liabilities of the Acquired Portfolio, as described in paragraph 1.3 herein, by the Acquiring Portfolio are in the best interests of the Acquiring Portfolio and its shareholders and that the interests of the existing shareholders of the Acquiring Portfolio would not be diluted as a result of this transaction; and

WHEREAS, the Board of Trustees of IIT has determined that the exchange of all of the assets of the Acquired Portfolio for Acquiring Portfolio Shares and the assumption of the liabilities of the Acquired Portfolio by the Acquiring Portfolio, as described in paragraph 1.3 herein, is in the best interests of the Acquired Portfolio and its shareholders and that the interests of the existing shareholders of the Acquired Portfolio would not be diluted as a result of this transaction.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.              TRANSFER OF ASSETS OF THE ACQUIRED PORTFOLIO TO THE ACQUIRING PORTFOLIO IN EXCHANGE FOR THE ACQUIRING PORTFOLIO SHARES, THE ASSUMPTION OF ALL ACQUIRED PORTFOLIO LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED PORTFOLIO

1.1.    Subject to the requisite approval of the Acquired Portfolio shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Portfolio agrees to transfer all of the Acquired Portfolio’s assets, as set forth in paragraph 1.2, to the Acquiring Portfolio, and the Acquiring Portfolio agrees in exchange therefor: (i) to deliver to the Acquired Portfolio the number of full and fractional Acquiring Portfolio Shares determined by dividing the value of the Acquired Portfolio’s net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Portfolio Share, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume the liabilities of the Acquired Portfolio, as set forth in paragraph 1.3.  Such transactions shall take place at the closing provided for in paragraph 3.1 (the “Closing”).

1.2.    The assets of the Acquired Portfolio to be acquired by the Acquiring Portfolio shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Portfolio and any deferred or prepaid expenses shown as an asset on the books of the Acquired Portfolio on the closing date provided for in paragraph 3.1 (the “Closing Date”) (collectively, “Assets”).

1.3.    The Acquired Portfolio will endeavor to discharge all of its liabilities and obligations prior to the Closing Date.  The Acquiring Portfolio shall assume all of the liabilities of the Acquired Portfolio, whether accrued or contingent, known or unknown, existing at the Valuation Date, as defined in paragraph 2.1. On or as soon as practicable prior to the Closing Date, the Acquired Portfolio will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.4.    Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Portfolio will: (i) distribute to the Acquired Portfolio’s shareholders of record, determined as of immediately after the close of business on the Closing Date, on a pro rata basis, the Acquiring Portfolio Shares received by the Acquired Portfolio pursuant to paragraph 1.1; and (ii) completely liquidate.  Such distribution and liquidation will be accomplished by the transfer of the Acquiring Portfolio Shares then credited to the account of the Acquired Portfolio on the books of the Acquiring Portfolio to open accounts on the share records of the Acquiring Portfolio in the names of the shareholders of record of the Acquired Portfolio’s shares, determined as of immediately after the close of business on the Closing Date (the “Acquired Portfolio Shareholders”).  The aggregate net asset value of Class ADV Acquiring Portfolio Shares to be so credited to shareholders of the Acquired Portfolio shall be equal to the aggregate net asset value of the Acquired Portfolio shares owned by such shareholders on the Closing Date.  All issued and

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outstanding Acquired Portfolio shares will simultaneously be canceled on the books of the Acquired Portfolio, although share certificates representing interests in shares of the Acquired Portfolio will represent a number of Acquiring Portfolio Shares after the Closing Date, as determined in accordance with Section 2.3.  The Acquiring Portfolio shall not issue certificates representing the Acquiring Portfolio Shares in connection with such exchange.

1.5.    Ownership of Acquiring Portfolio Shares will be shown on the books of the Acquiring Portfolio’s transfer agent, as defined in paragraph 3.3.

1.6.    Any reporting responsibility of the Acquired Portfolio including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Portfolio.

2.              VALUATION

2.1.    The value of the Assets shall be the value computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures in the then-current prospectus and statement of additional information with respect to the Acquiring Portfolio, and valuation procedures established by the Acquiring Portfolio’s Board of Directors.

2.2.    The net asset value of a Class ADV Acquiring Portfolio Share shall be the net asset value per share computed with respect to that class as of the Valuation Date, using the valuation procedures set forth in the Acquiring Portfolio’s then-current prospectus and statement of additional and valuation procedures established by the Acquiring Portfolio’s Board of Directors.

2.3.    The number of the Class ADV Acquiring Portfolio Shares to be issued (including fractional shares, if any) in exchange for the Acquired Portfolio’s assets shall be determined with respect to the Class ADV Acquiring Portfolio shares by dividing the value of the net assets with respect to the shares of the Acquired Portfolio determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Portfolio Class ADV Share determined in accordance with paragraph 2.2.

2.4.    All computations of value shall be made by the Acquired Portfolio’s designated record keeping agent and shall be subject to review by Acquiring Portfolio’s record keeping agent and by each Portfolio’s respective independent registered public accounting firm.

3.              CLOSING AND CLOSING DATE

3.1.    The Closing Date shall be March 14, 2014 or such other date as the parties may agree.  All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties.  The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time.  The Closing shall be held at the offices of the Acquiring Portfolio or at such other time and/or place as the parties may agree.

3.2.    The Acquired Portfolio shall direct the Bank of New York Mellon, as custodian for the Acquired Portfolio (the “Custodian”), to deliver, at the Closing, a certificate of an authorized officer stating that: (i) the Assets shall have been delivered in proper form to the Acquiring Portfolio within two business days prior to or on the Closing Date; and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.  The Acquired Portfolio’s portfolio securities represented by a certificate or other written instrument shall be presented for examination by the Custodian to the custodian for the Acquiring Portfolio no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Acquired Portfolio as of the Closing Date for the account of the Acquiring Portfolio duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof.  The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and any securities depository (as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the “1940 Act”)) in which the Acquired Portfolio’s Assets are deposited, the Acquired Portfolio’s portfolio securities and instruments deposited with such depositories.  The cash to be transferred by the Acquired Portfolio shall be delivered by wire transfer of federal funds on the Closing Date.

3.3.    The Acquired Portfolio shall direct BNY Mellon Investment Servicing (U.S.) Inc. (the “Transfer Agent”), on behalf of the Acquired Portfolio, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Portfolio Shareholders and the number and percentage ownership of outstanding Class ADV shares owned by each such shareholder immediately prior to the Closing.  The Acquiring Portfolio shall issue and deliver a confirmation evidencing the Acquiring Portfolio Shares to be credited on the Closing Date to the Secretary of the Acquiring Portfolio, or provide evidence satisfactory to the Acquired Portfolio that such Acquiring Portfolio Shares have been credited to the Acquired Portfolio’s account on the books of the Acquiring Portfolio.  At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3.4.    In the event that on the Valuation Date: (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Portfolio or the Acquired Portfolio shall be closed to trading or trading thereupon shall be restricted;, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Acquired Portfolio or the Board of Directors of the Acquiring Portfolio, accurate appraisal of the value of the net assets of the Acquiring Portfolio or the Acquired Portfolio is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

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4.              REPRESENTATIONS AND WARRANTIES

4.1.    Except as has been disclosed to the Acquiring Portfolio in a written instrument executed by an officer of IIT, IIT, on behalf of the Acquired Portfolio, represents and warrants to IVPI as follows:

(a)         The Acquired Portfolio is duly organized as a series of IIT, which is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, with power under IIT’s Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted;

(b)         IIT is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of shares of the Acquired Portfolio under the Securities Act of 1933, as amended (“1933 Act”), are in full force and effect;

(c)          No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Portfolio of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act and such as may be required by state securities laws;

(d)         The current prospectus and statement of additional information of the Acquired Portfolio and each prospectus and statement of additional information of the Acquired Portfolio used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not, or did not at the time of its use, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)          On the Closing Date, the Acquired Portfolio will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Portfolio will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Portfolio;

(f)           The Acquired Portfolio is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of IIT’s Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which IIT, on behalf of the Acquired Portfolio, is a party or by which it is bound; or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which IIT, on behalf of the Acquired Portfolio, is a party or by which it is bound;

(g)          All material contracts or other commitments of the Acquired Portfolio (other than this Agreement and certain investment contracts including options, futures and forward contracts) will terminate without liability to the Acquired Portfolio prior to the Closing Date;

(h)         Except as otherwise disclosed in writing to and accepted by IVPI, on behalf of the Acquiring Portfolio, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Portfolio or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business.  IIT, on behalf of the Acquired Portfolio, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i)             The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Portfolio at December 31, 2012 have been audited by KPMG LLP, an independent registered public accounting firm, and are in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) consistently applied, and such statements (copies of which have been furnished to the Acquiring Portfolio) present fairly, in all material respects, the financial condition of the Acquired Portfolio as of such date in accordance with U.S. GAAP, and there are no known contingent liabilities of the Acquired Portfolio required to be reflected on a balance sheet (including the notes thereto) in accordance with U.S. GAAP as of such date not disclosed therein;

(j)            Since December 31, 2012, there has not been any material adverse change in the Acquired Portfolio’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Portfolio  (for the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Portfolio due to declines in market values of securities in the Acquired Portfolio’s portfolio, the discharge of Acquired Portfolio liabilities, or the redemption of Acquired Portfolio shares by shareholders of the Acquired Portfolio shall not constitute a material adverse change);

(k)         On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Portfolio required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Portfolio’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

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(l)             For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Portfolio has met (or will meet) the requirements of Sub-chapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date, and has met the diversification and other requirements of Section 817(h) of the Code and Treasury Regulations Section 1.817-5 thereunder;

(m)     All issued and outstanding shares of the Acquired Portfolio are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws.  All of the issued and outstanding shares of the Acquired Portfolio will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Portfolio, as provided in paragraph 3.3.  The Acquired Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Portfolio, nor is there outstanding any security convertible into any of the Acquired Portfolio shares;

(n)         The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of IIT, on behalf of the Acquired Portfolio, and, subject to the approval of the shareholders of the Acquired Portfolio, this Agreement will constitute a valid and binding obligation of the Acquired Portfolio, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(o)         The information to be furnished by IIT for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

(p)         The proxy statement of the Acquired Portfolio (the “Proxy Statement”) to be included in the Registration Statement referred to in paragraph 5.6, insofar as it relates to the Acquired Portfolio, will, on the effective date of the Registration Statement and on the Closing Date: (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Portfolio for use therein; and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

4.2.    Except as has been disclosed to the Acquired Portfolio in a written instrument executed by an officer of IVPI, IVPI, on behalf of the Acquiring Portfolio, represents and warrants to IIT as follows:

(a)         The Acquiring Portfolio is duly organized as a series of IVPI, which is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, with power under IVPI’s Articles of Incorporation to own all of its properties and assets and to carry on its business as it is now being conducted;

(b)         IVPI is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the shares of the Acquiring Portfolio under the 1933 Act, are in full force and effect;

(c)          No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Portfolio of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d)         The current prospectus and statement of additional information of the Acquiring Portfolio and each prospectus and statement of additional information of the Acquiring Portfolio used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)          On the Closing Date, the Acquiring Portfolio will have good and marketable title to the Acquiring Portfolio’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Portfolio has received notice and necessary documentation at or prior to the Closing;

(f)           The Acquiring Portfolio is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of IVPI’s Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which IVPI, on behalf of the Acquiring Portfolio, is a party or by which it is bound; or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which IVPI, on behalf of the Acquiring Portfolio, is a party or by which it is bound;

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(g)          Except as otherwise disclosed in writing to and accepted by IIT, on behalf of the Acquired Portfolio, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against IVPI, on behalf of the Acquiring Portfolio, or any of the Acquiring Portfolio’s properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Portfolio’s financial condition or the conduct of the Acquiring Portfolio’s business.  IVPI, on behalf of the Acquiring Portfolio, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(h)         The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Portfolio at December 31, 2012 have been audited by KPMG LLP, an independent registered public accounting firm, and are in accordance with U.S. GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Portfolio) present fairly, in all material respects, the financial condition of the Acquiring Portfolio as of such date in accordance with U.S. GAAP, and there are no known contingent liabilities of the Acquiring Portfolio required to be reflected on a balance sheet (including the notes thereto) in accordance with U.S. GAAP as of such date not disclosed therein;

(i)             Since December 31, 2012, there has not been any material adverse change in the Acquiring Portfolio’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Portfolio  (For purposes of this subparagraph (i), a decline in net asset value per share of the Acquiring Portfolio due to declines in market values of securities in the Acquiring Portfolio’s portfolio, the discharge of Acquiring Portfolio liabilities, or the redemption of Acquiring Portfolio Shares by shareholders of the Acquiring Portfolio, shall not constitute a material adverse change);

(j)            On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Portfolio required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Portfolio’s knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

(k)         For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Portfolio has met (or will meet) the requirements of Sub-chapter M of the Code for qualification as a regulated investment company, has been eligible to (or will be eligible to) and has computed (or will compute) its federal income tax under Section 852 of the Code, and has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date, and has met the diversification and other requirements of Section 817(h) of the Code and Treasury Regulations Section 1.817-5 thereunder;

(l)             All issued and outstanding shares of the Acquiring Portfolio are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by IVPI and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws.  The Acquiring Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Portfolio Shares, nor is there outstanding any security convertible into any Acquiring Portfolio Shares;

(m)     The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Directors of IVPI, on behalf of the Acquiring Portfolio, and this Agreement will constitute a valid and binding obligation of the Acquiring Portfolio, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n)         The Acquiring Portfolio Shares to be issued and delivered to the Acquired Portfolio, for the account of the Acquired Portfolio Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Portfolio Shares, and will be fully paid and non-assessable;

(o)         The information to be furnished by IVPI for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

(p)         That insofar as it relates to the Acquiring Portfolio, the Registration Statement relating to the Acquiring Portfolio Shares issuable hereunder, and the proxy materials with respect to the Acquired Portfolio to be included in the Registration Statement, and any amendment or supplement to the foregoing, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Portfolio contemplated therein: (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Portfolio for use therein; and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

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5.              COVENANTS OF THE ACQUIRING PORTFOLIO AND THE ACQUIRED PORTFOLIO

5.1.    The Acquiring Portfolio and the Acquired Portfolio each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2.    The Acquired Portfolio will call a meeting of the shareholders of the Acquired Portfolio to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3.    The Acquired Portfolio covenants that the Acquiring Portfolio Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4.    The Acquired Portfolio will assist the Acquiring Portfolio in obtaining such information as the Acquiring Portfolio reasonably requests concerning the beneficial ownership of the Acquired Portfolio’s shares.

5.5.    Subject to the provisions of this Agreement, the Acquiring Portfolio and the Acquired Portfolio will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6.    The Acquired Portfolio will provide the Acquiring Portfolio with information reasonably necessary for the preparation of a prospectus (the “Prospectus”), which will include the Proxy Statement referred to in paragraph 4.1(p), all to be included in a Registration Statement on Form N-14 of the Acquiring Portfolio (the “Registration Statement”), in compliance with the 1933 Act, the 1934 Act and the 1940 Act, in connection with the meeting of the shareholders of the Acquired Portfolio to consider approval of this Agreement and the transactions contemplated herein.

5.7.    As soon as is reasonably practicable after the Closing, the Acquired Portfolio will make a liquidating distribution to its shareholders consisting of the Acquiring Portfolio Shares received at the Closing.

5.8.    The Acquiring Portfolio and the Acquired Portfolio shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.9.    IIT, on behalf of the Acquired Portfolio, covenants that IIT will, from time to time, as and when reasonably requested by the Acquiring Portfolio, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as IVPI, on behalf of the Acquiring Portfolio, may reasonably deem necessary or desirable in order to vest in and confirm: (a) IIT’s, on behalf of the Acquired Portfolio’s, title to and possession of the Acquiring Portfolio Shares to be delivered hereunder; and (b)IVPI’s, on behalf of the Acquiring Portfolio’s, title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

5.10.The Acquiring Portfolio will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6.              CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED PORTFOLIO

The obligations of IIT, on behalf of the Acquired Portfolio, to consummate the transactions provided for herein shall be subject, at IIT’s election, to the performance by IVPI, on behalf of the Acquiring Portfolio, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1.    All representations and warranties of IVPI, on behalf of the Acquiring Portfolio, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

6.2.    IVPI, on behalf of the Acquiring Portfolio, shall have delivered to the Acquired Portfolio a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Portfolio and dated as of the Closing Date, to the effect that the representations and warranties of IVPI, on behalf of the Acquiring Portfolio, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the IIT shall reasonably request;

6.3.    IVPI, on behalf of the Acquiring Portfolio, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by IVPI, on behalf of the Acquiring Portfolio, on or before the Closing Date; and

6.4.    The Acquired Portfolio and the Acquiring Portfolio shall have agreed on the number of full and fractional Acquiring Portfolio Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.              CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING PORTFOLIO

The obligations of IVPI, on behalf of the Acquiring Portfolio, to complete the transactions provided for herein shall be subject, at IVPI’s election, to the performance by IIT, on behalf of the Acquired Portfolio, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

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7.1.    All representations and warranties of IIT, on behalf of the Acquired Portfolio, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

7.2.    IIT shall have delivered to IVPI a statement of the Acquired Portfolio’s assets and liabilities, as of the Closing Date, certified by the Treasurer of  IIT;

7.3.    IIT, on behalf of the Acquired Portfolio, shall have delivered to the Acquiring Portfolio on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Portfolio and dated as of the Closing Date, to the effect that the representations and warranties of IIT, on behalf of the Acquired Portfolio, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Portfolio shall reasonably request;

7.4.    IIT, on behalf of the Acquired Portfolio, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by IIT, on behalf of the Acquired Portfolio, on or before the Closing Date;

7.5.    The Acquired Portfolio and the Acquiring Portfolio shall have agreed on the number of full and fractional Acquiring Portfolio Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1; and

7.6.    The Acquired Portfolio shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders: (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8.              FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING PORTFOLIO AND THE ACQUIRED PORTFOLIO

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to IIT, on behalf of the Acquired Portfolio, or IVPI, on behalf of the Acquiring Portfolio, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1.    The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Portfolio in accordance with the provisions of IIT’s Declaration of Trust, By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to IVPI.  Notwithstanding anything herein to the contrary, neither IIT nor IVPI may waive the conditions set forth in this paragraph 8.1;

8.2.    On the Closing Date no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3.    All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by IVPI or IIT to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Portfolio or the Acquired Portfolio, provided that either party hereto may for itself waive any of such conditions;

8.4.    The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

8.5.    The parties shall have received the opinion of Dechert LLP addressed to IIT and IVPI substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for Federal income tax purposes.  The delivery of such opinion is conditioned upon receipt by Dechert LLP of representations it shall request of IIT and IVPI.  Notwithstanding anything herein to the contrary, neither IIT nor the IVPI may waive the condition set forth in this paragraph 8.5.

9.              BROKERAGE FEES AND EXPENSES

9.1.    IIT, on behalf of the Acquired Portfolio, and IVPI, on behalf of the Acquiring Portfolio, each represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2       The expenses relating to the proposed Reorganization will be borne by the investment adviser to the Acquiring Portfolio (or an affiliate of the investment adviser). The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing the Acquiring Portfolio’s prospectus and the Acquired Portfolio’s proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders’ meetings.  Notwithstanding any of the foregoing, expenses will in any event be paid by

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the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

10.       ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1.                     The parties agree that neither party has made any representation, warranty, or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2.                     The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.  The covenants to be performed after the Closing shall survive the Closing.

11.       TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by: (i) mutual agreement of the parties; or (ii) by either party if the Closing shall not have occurred on or before June 30, 2014, unless such date is extended by mutual agreement of the parties; or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith.  In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Trustees or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

12.       AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of IIT and IVPI; provided, however, that following the meeting of the shareholders of the Acquired Portfolio called by IIT pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Portfolio Shares to be issued to the Acquired Portfolio Shareholders under this Agreement to the detriment of such shareholders without their further approval.

13.       NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to:

ING Variable Portfolios, Inc.

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

Attn: Huey P. Falgout, Jr.

With a copy to:

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Attn: Jeffrey S. Puretz

ING Investors Trust

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

Attn: Huey P. Falgout, Jr.

With a copy to:

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Attn: Jeffrey S. Puretz

14.       HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

14.1.                     The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2.                     This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3.                     This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts without regard to its principles of conflicts of laws.

14.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party.  Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or

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corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5.                     It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of their respective Trustees, Directors, shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of the Acquired Portfolio or the corporate property of the Acquiring Portfolio, as the case may be, as provided in the Declaration of Trust of IIT or the Articles of Incorporation of IVPI, respectively.  The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such party.

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APPENDIX B: ADDITIONAL INFORMATION REGARDING ING INTERNATIONAL INDEX PORTFOLIO

Portfolio Holdings Information

A description of ING International Index Portfolio’s (the “Portfolio”) policies and procedures regarding the release of portfolio holdings information is available in the Portfolio’s Statement of Additional Information (“SAI”) dated April 30, 2013. Portfolio holdings information can be reviewed online at www.INGInvestment.com.

How Shares Are Priced

The net asset value (“NAV”) per share for each class of the Portfolio is determined each business day as of the close of regular trading (“Market Close”) on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Portfolio is open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Portfolio shares will not be priced on those days. The NAV per share of each class of the Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. To the extent the Portfolio invests in other open-end funds (other than exchange-traded funds (“ETFs”)), the Portfolio will calculate its NAV using the NAV of the funds in which it invests as described in that fund’s prospectus.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by the Portfolio (other than ETF shares) will generally be valued at the latest NAV reported by that investment company. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when the Portfolio’s NAV is not calculated. As a result, the NAV of the Portfolio may change on days when shareholders will not be able to purchase or redeem the Portfolio’s shares. When market quotations are not available or are deemed unreliable, the Portfolio will use a fair value for an asset that is determined in accordance with procedures adopted by the Portfolio’s Board. The types of assets for which such fair value pricing might be required include, but are not limited to:

•                  Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable;

•                  Securities of an issuer that has entered into a restructuring;

•                  Securities whose trading has been halted or suspended;

•                  Fixed-income securities that have gone into default and for which there are no current market value quotations; and

•                  Securities that are restricted as to transfer or resale.

The Portfolio or the Adviser may rely on the recommendations of a fair value pricing service approved by the Portfolio’s Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. The Adviser will make such determinations in good faith in accordance with procedures adopted by the Portfolio’s Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that the Portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Portfolio determines its NAV per share.

When your Variable Contract or Qualified Plan is buying shares of the Portfolio, it will pay the NAV that is next calculated after the order from the Variable Contract Holder or Plan Participant is received in proper form. When the Variable Contract Holder or Plan Participant is selling shares, it will normally receive the NAV that is next calculated after the order form is received from the Variable Contract Holder or Plan Participant in proper form. Investments will be processed at the NAV next calculated after an order is received and accepted by the Portfolio or its designated agent. In order to receive that day’s price, your order must be received by Market Close.

How to Buy and Sell Shares

The Portfolio’s shares may be offered to insurance company separate accounts serving as investment options under Variable Contracts, Qualified Plans outside the separate account context, custodial accounts, certain investment advisers and their affiliates in connection with the creation or management of the Portfolio, other investment companies and other investors as permitted by the diversification and other requirements of section 817(h) of the Internal Revenue Code of 1986, as amended (the “Code”) and the underlying U.S. Treasury Regulations. Please refer to the prospectus for the appropriate insurance company separate account, investment company or your plan documents for information on how to direct investments in, or redemptions from, an investment option corresponding to the Portfolio and any fees that may apply. Participating Insurance Companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

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The Portfolio currently does not foresee any disadvantages to investors if the Portfolio serves as an investment option for Variable Contracts and it offers its shares directly to Qualified Plans and other permitted investors. However, it is possible that the interest of owners of Variable Contracts, Qualified Plans and other permitted investors, for which the Portfolio serves as an investment option, might at some time be in conflict because of differences in tax treatment or other considerations. The Board directed the Adviser to monitor events to identify any material conflicts between Variable Contract Holders, Qualified Plans and other permitted investors and would have to determine what action, if any, should be taken in the event of such conflict. If such a conflict occurred, an insurance company participating in the Portfolio might be required to redeem the investment of one or more of its Separate Accounts from the Portfolio or a Qualified Plan, investment company or other permitted investor might be required to redeem its investment, which might force the Portfolio to sell securities at disadvantageous prices. The Portfolio may discontinue sales to a Qualified Plan and require plan participants with existing investments in the Portfolio to redeem those investments if the Qualified Plan loses (or in the opinion of the Adviser, is at risk of losing) its Qualified Plan status.

In addition, the Portfolio’s shares may be purchased by certain other management investment companies, including through fund-of-fund arrangements with ING affiliated funds. In some cases the Portfolio may serve as a primary or significant investment vehicle for the fund-of-funds. From time to time, the Portfolio may experience large investments or redemptions due to allocation or rebalancing by these funds-of-funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on Portfolio management. For example, the Portfolio may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales or securities result in gains and could also increase transaction costs or portfolio turnover. The Adviser and ING IM (the “Sub-Adviser”) will monitor transactions by the funds-of-funds and will attempt to minimize any adverse effects on the Portfolio as a result of these transactions. So long as the Portfolio accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

The Portfolio reserves the right to suspend the offering of shares or to reject any specific purchase order. The Portfolio may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.

Distribution Plan and/or Shareholder Service Plan

The Portfolio has a Shareholder Service and Distribution Plan (“12b-1 Plan”) in accordance with Rule 12b-1 under the 1940 Act for the Class ADV shares. These payments are made to the Distributor on an ongoing basis as compensation for services the Distributor provides and expenses it bears in connection with the marketing and other fees to support the sale and distribution of the Class ADV shares and for shareholder services provided by securities dealers (including the Adviser) and other financial intermediaries and plan administrators that provide administrative services relating to Class ADV shares and their shareholders, including Variable Contract Holders or Plan Participants with interests in the Portfolio. The annual distribution and shareholder service fees under the 12b-1 Plan may equal up to 0.50% (0.25% for distribution fees and 0.25% for shareholder service fees) of the average daily net assets of the Portfolio. The Distributor has contractually agreed to waive 0.01% of the distribution fee for the Portfolio. This waiver will continue through May 1, 2015. Because these fees are paid out of the Portfolio’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Frequent Trading - Market Timing

The Portfolio is intended for long-term investment and not as short-term trading vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of the Portfolio. Shares of the Portfolio are primarily sold through omnibus account arrangements with financial intermediaries, as investment options for Variable Contracts issued by insurance companies and as investment options for Qualified Plans. Omnibus accounts generally do not identify customers’ trading activity on an individual basis. The Portfolio’s Administrator has agreements which require such intermediaries to provide detailed account information, including trading history, upon request of the Portfolio.

The Portfolio relies on the financial intermediaries to monitor frequent, short-term trading within the Portfolio by its customers. You should review the materials provided to you by your financial intermediary including, in the case of a Variable Contract, the prospectus that describes the contract or, in the case of a Qualified Plan, the plan documentation for its policies regarding frequent, short-term trading. With trading information received as a result of these agreements, the Portfolio may make a determination that certain trading activity is harmful to the Portfolio and its shareholders, even if such activity is not strictly prohibited by the intermediaries’ excessive trading policy. As a result, a shareholder investing directly or indirectly in the Portfolio may have their trading privileges suspended without violating the stated excessive trading policy of the intermediary. The Portfolio reserves the right, in its sole discretion and without prior notice, to reject, restrict, or refuse purchase orders whether directly or by exchange including purchase orders that have been accepted by a financial intermediary. The Portfolio seeks assurances from the financial intermediaries that they have procedures adequate to monitor and address frequent, short-term trading. There is, however, no guarantee that the procedures of the financial intermediaries will be able to curtail frequent, short-term trading activity.

The Portfolio believes that market timing or frequent, short-term trading in any account, including a Variable Contract or Qualified Plan account, is not in the best interest of the Portfolio or its shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of the Adviser or the Sub-Adviser to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Portfolio and raise its expenses through: increased trading and transaction costs; forced and

26

unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease the Portfolio’s ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on the Portfolio’s performance.

Portfolios that invest in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time the Portfolio computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Portfolio’s current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Portfolio based on such pricing discrepancies. This is often referred to as “price arbitrage.” Such price arbitrage opportunities may also occur in portfolios which do not invest in foreign securities. For example, if trading in a security held by the Portfolio is halted and does not resume prior to the time the Portfolio calculates its NAV, such “stale pricing” presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Portfolio has adopted fair valuation policies and procedures intended to reduce the Portfolio’s exposure to price arbitrage, stale pricing, and other potential pricing discrepancies. However, to the extent that the Portfolio’s NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of Portfolio shares, which negatively affects long-term shareholders.

Although the policies and procedures known to the Portfolio that are followed by the financial intermediaries that use the Portfolio and the monitoring by the Portfolio are designed to discourage frequent, short-term trading, none of these measures can eliminate the possibility that frequent, short-term trading activity in the Portfolio will occur. Moreover, decisions about allowing trades in the Portfolio may be required. These decisions are inherently subjective, and will be made in a manner that is in the best interest of the Portfolio’s shareholders.

Payments to Financial Intermediaries

ING mutual funds may be offered as investment options in Variable Contracts issued by affiliated and non-affiliated insurance companies and in Qualified Plans. Fees derived from the Portfolio’s Distribution and/or Service Plans (if applicable) may be paid to insurance companies, broker-dealers and companies that service Qualified Plans for selling the Portfolio’s shares and/or for servicing shareholder accounts. In addition, the Portfolio’s Adviser, Distributor, Administrator or their affiliated entities, out of their own resources and without additional cost to the Portfolio or its shareholders, may pay additional compensation to these insurance companies, broker-dealers, or companies that service Qualified Plans. The Adviser, Distributor, Administrator, or affiliated entities of the Portfolio may also share their profits with affiliated insurance companies or other ING entities through inter-company payments.

For non-affiliated insurance companies and Qualified Plans, payments from the Portfolio’s Distribution and/or Service Plans (if applicable) as well as payments (if applicable) from the Portfolio’s Adviser and/or Distributor generally are based upon an annual percentage of the average net assets held in the Portfolio by those companies. The Portfolio’s Adviser and Distributor may make payments for administrative, record keeping, or other services that insurance companies or Qualified Plans provide to facilitate investment in the Portfolio. These payments as well as payments from the Portfolio’s Distribution and/or Service Plans (if applicable) may also provide incentive for insurance companies or Qualified Plans to make the Portfolio available through Variable Contracts or Qualified Plans, and thus they may promote the distribution of the shares of the Portfolio.

As of April 30, 2013, the Distributor has entered into agreements with the following non-affiliated insurance companies: Zürich Kemper Life Insurance Company; Symetra Life Insurance Company; and First Fortis Life Insurance Company. Fees payable under these agreements are at annual rates that range from 0.15% to 0.25%. This is computed as a percentage of the average aggregate amount invested in the Portfolio by Variable Contract Holders through the relevant insurance company’s Variable Contracts.

The insurance companies issuing Variable Contracts or Qualified Plans that use the Portfolio as investment options may also pay fees to third parties in connection with distribution of the Variable Contracts and for services provided to Variable Contract Holders. Entities that service Qualified Plans may also pay fees to third parties to help service the Qualified Plans or the accounts of their participants. The Portfolio, the Adviser, and the Distributor are not parties to these arrangements. Variable Contract Holders should consult the prospectus and statement of additional information for their Variable Contracts for a discussion of these payments and should consult with their agent or broker. Plan Participants should consult with their pension servicing agent.

Ultimately, the agent or broker selling the Variable Contract to you could have a financial interest in selling you a particular product to increase the compensation they receive. Please make sure you read fully each prospectus and discuss any questions you have with your agent or broker.

27

Tax Matters

Holders of Variable Contracts should refer to the prospectus for their contracts for information regarding the tax consequences of owning such contracts and should consult their tax advisers before investing.

The Portfolio intends to qualify as a regulated investment company (“RIC”) for federal income tax purposes by satisfying the requirements under Subchapter M of the Code, including requirements with respect to diversification of assets, distribution of income and sources of income. As a RIC, the Portfolio generally will not be subject to tax on its net investment company taxable income and net realized capital gains that it distributes to its shareholders.

The Portfolio also intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for Variable Contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from the Portfolio to the insurance company’s Separate Accounts.

Since the sole shareholders of the Portfolio will be Separate Accounts or other permitted investors, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the policies, see the attached prospectus for the policy.

See the Portfolio’s Statement of Additional Information dated April 30, 2013 for further information about tax matters.

THE TAX STATUS OF YOUR INVESTMENT IN THE PORTFOLIO DEPENDS UPON THE FEATURES OF YOUR VARIABLE CONTRACT. FOR FURTHER INFORMATION, PLEASE REFER TO THE PROSPECTUS FOR THE VARIABLE CONTACT.

28

FINANCIAL HIGHLIGHTS

The following financial highlights are intended to help you understand the Portfolio’s Class ADV shares’ financial performance for the past five years or, if shorter, the period of the share class’ operations. Certain information reflects financial results for a single share. The total returns represent the rate that an investor would have earned (or lost) on an investment in a share of the Portfolio (assuming reinvestment of all dividends and distributions). This information has been derived from the Portfolio’s financial statements that were audited by KPMG LLP, an independent registered public accounting firm, with the exception of the period ending June 30, 2013. The report of KPMG LLP, along with the financial statements included in the annual shareholder report dated December 31, 2012 and the (unaudited) semi-annual shareholder report dated June 30, 2013, are incorporated herein by reference.

		Income (loss) from investment operations								Ratios to average net assets							Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	Total Distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments, if any(2)(3)(4)		Expenses net of all reductions/ additions(2)(3)(4)		Net investment income (loss) (2)(4)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
Class ADV
06-30-13	8.35	0.14	•	0.12	0.26	0.18	0.18	8.43	3.04	1.07	0.99		0.99		3.29		7,921	1
12-31-12	7.25	0.17	•	1.13	1.30	0.20	0.20	8.35	18.12	1.09	0.99		0.99		2.28		6,036	6
12-31-11	8.47	0.19	•	(1.22)	(1.03)	0.19	0.19	7.25	(12.63)	1.07	1.00		1.00		2.31		3,036	9
12-31-10	8.17	0.13	•	0.44	0.57	0.27	0.27	8.47	7.32	1.07	0.99	†	0.99	†	1.71	†	2,904	20
12-31-09	6.43	0.09	•	1.65	1.74	—	—	8.17	27.06	1.08	0.99	†	0.99	†	1.13	†	1,641	92
03-10-08(5)-12-31-08	10.00	0.20	•	(3.69)	(3.49)	0.08	0.08	6.43	(34.85)	1.17	1.00	†	1.00	†	2.87	†	2	22

(1)             Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)             Annualized for periods less than a year.

(3)             Expense ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(4)             Expense ratios reflect operating expenses of the Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangments or other expenses offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangments or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(5)             Commencement of operations.

•                    Calculated using average number of shares outstanding throughout the period.

†                   Impact of waiving the advisory fee for the ING Institution Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio

29

APPENDIX C: SECURITY OWNERSHIP OF CERTAIN BENEFICIAL AND RECORD OWNERS

The following tables provide information about the persons or entities who, to the knowledge of each Portfolio, owned beneficially or of record 5% or more of any class of that Portfolio’s outstanding shares as of December 13, 2013:

ING American Funds International Portfolio

Name and Address of Shareholder	Percent of Class of Shares and Type of Ownership	Percentage of Portfolio	Percentage of Combined Portfolio After the Reorganization*
ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	96.9%; Beneficial	96.9%	50.4%

ING International Index Portfolio

Name and Address of Shareholder	Percent of Class of Shares and Type of Ownership	Percentage of Portfolio	Percentage of Combined Portfolio After the Reorganization*
ING Life Insurance & Annuity Co Attn Valuation Unite-TN41 One Orange Way B3N Windsor, CT 06095	53.4% Class A; 11.6% Class I; 13.2% Class S; 95.3% Class S2; Beneficial	12.9%	6.9%

ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	56.6% Class S; Beneficial	9.9%	50.4%

ING National Trust 1 Orange Way Windsor, CT 06095-4773	46.1% Class A; Beneficial	0.8%	0.0%

ING Solution 2025 Portfolio Attn Carneen Stokes 7337 E. Doubletree Ranch Rd, Suite 100 Scottsdale, AZ 85258-2034	8.5% Class I; Beneficial	6.8%	3.7%

ING Solution 2035 Portfolio Attn Carneen Stokes 7337 E. Doubletree Ranch Rd, Suite 100 Scottsdale, AZ 85258-2034	10.8% Class I; Beneficial	8.6%	4.6%

ING Solution 2045 Portfolio Attn Carneen Stokes 7337 E. Doubletree Ranch Rd, Suite 100 Scottsdale, AZ 85258-2034	7.4% Class I; Beneficial	6.0%	3.2%

ING Index Solution 2015 Portfolio Attn Carneen Stokes 7337 E. Doubletree Ranch Rd, Suite 100 Scottsdale, AZ 85258-2034	5.0% Class I; Beneficial	4.0%	2.2%

ING Index Solution 2025 Portfolio Attn Carneen Stokes 7337 E. Doubletree Ranch Rd, Suite 100 Scottsdale, AZ 85258-2034	13.0% Class I; Beneficial	10.4%	5.6%

ING Index Solution 2035 Portfolio Attn Carneen Stokes 7337 E. Doubletree Ranch Rd, Suite 100 Scottsdale, AZ 85258-2034	14.1% Class I; Beneficial	11.3%	6.1%

ING Index Solution 2045 Portfolio Attn Carneen Stokes 7337 E. Doubletree Ranch Rd, Suite 100 Scottsdale, AZ 85258-2034	9.3% Class I; Beneficial	7.4%	4.0%

Reliastar Life Insurance Co FBO SVUL1 Attn Jill Barth Conveyor TN41 1 Orange Way Windsor, CT 06095	7.0% Class S; Beneficial	1.2%	0.7%

Security Life Insurance of Denver A VUL RTE 5106 PO Box 20 Minneapolis, MN 55440-0020	17.0% Class S; Beneficial	3.0%	1.6%

*                 On a pro forma basis, assuming that the value of the shareholder’s interest in the Portfolio on the date of consummation of the Reorganization is the same as on December 13, 2013.

30

[PRINT CODE]

7337 EAST DOUBLETREE RANCH ROAD SUITE 100 SCOTTSDALE, ARIZONA 85258-2034

3 EASY WAYS TO VOTE YOUR PROXY

VOTE BY PHONE: Call toll-free 1-877-907-7646 and follow the recorded instructions.

VOTE ON THE INTERNET: Log on to Proxyvote.com and follow the on-line directions.

VOTE BY MAIL: Check the appropriate box on the Proxy Ballot below, sign and date the Proxy Ballot and return in the envelope provided.

If you vote via phone or the Internet, you do not need to return your Proxy Ballot. PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 27, 2014.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	M64760-S13128	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ING AMERICAN FUNDS INTERNATIONAL PORTFOLIO

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSAL:
				For	Against	Abstain

1.             To approve an Agreement and Plan of Reorganization by and between ING American Funds International Portfolio and ING International Index Portfolio (“Index Portfolio”), providing for the reorganization of ING American Funds International Portfolio with and into Index Portfolio.

				☐	☐	☐

To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Proxy Ballot as soon as possible. Your vote is important regardless of the number of shares owned. If you vote via phone or the Internet, you do not need to return your Proxy Ballot.

Please vote, date and sign this proxy and return it promptly in the enclosed envelope.

This Proxy Ballot must be signed exactly as your name(s) appear(s) hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such. Joint owners must each sign.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Meeting to Be Held on
February 27, 2014.
The Proxy Statement for the Meeting and the Notice of the Meeting are available at WWW.PROXYVOTE.COM/ING.

M64761-S13128

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoint(s) Huey P. Falgout, Jr., Theresa K. Kelety, and  Todd  Modic or any one or all of them, proxies, with full power of substitution, to vote all shares of the above-referenced Portfolio (the "Portfolio"), which the undersigned is entitled to vote at the Special  Meeting of Shareholders of the Portfolio to be held at the offices of the Portfolio at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258-2034 on February 27, 2014, at 1:00 PM, local time and at any adjournment(s) or postponement(s) thereof.

This proxy will be voted as instructed. If no specification is made, the proxy will be voted “FOR” the proposal.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PART B

ING Variable Portfolios, Inc.

Statement of Additional Information

January 24, 2014

Acquisition of the Assets and Liabilities of: ING American Funds International Portfolio (A Series of ING Investors Trust) 7337 East Doubletree Ranch Road, Suite100 Scottsdale, Arizona 85258-2034	By and in Exchange for Shares of: ING International Index Portfolio (A Series of ING Variable Portfolios, Inc.) 7337 East Doubletree Ranch Road, Suite100 Scottsdale, Arizona 85258-2034

This Statement of Additional Information of ING International Index Portfolio (“SAI”) is available to the shareholders of ING American Funds International Portfolio (“American Funds Portfolio”, a series of ING Investors Trust, in connection with a proposed transaction whereby all of the assets and liabilities of American Funds Portfolio will be transferred to ING International Index Portfolio (“Index Portfolio,” together with American Funds Portfolio, the “Portfolios, each a “Portfolio”), a series of ING Variable Portfolios, Inc., in exchange for shares of Index Portfolio.

This SAI consists of: (i) this cover page; (ii) the Portfolio Managers’ Report for Index Portfolio; (iii) the accompanying pro forma financial statements; and (iv) the following documents, each of which was filed electronically with the U.S. Securities and Exchange Commission and is incorporated by reference herein:

1.              The SAI for American Funds Portfolio, dated April 30, 2013, as filed on April 24, 2013 (File No: 033-23512) and the SAI for Index Portfolio dated April 30, 2013, as filed on April 25, 2013 (File No: 333-05173).

2.              The Financial Statements of American Funds Portfolio included in the Annual Report dated December 31, 2012, as filed on March 6, 2013 and the Semi-Annual Report dated June 30, 2013, as filed on September 4, 2013 (File No: 811-05629) and the Financial Statements of Index Portfolio included in the Annual Report dated December 31, 2012, as filed on March 6, 2013 and the Semi-Annual Report dated June 30, 2013, as filed on September 4, 2013 (File No. 811-07651).

This SAI is not a prospectus. A Proxy Statement/Prospectus dated January 24, 2014, relating to the Reorganization of American Funds Portfolio may be obtained, without charge, by writing to the ING Funds at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034 or calling 1-800-992-0180. This SAI should be read in conjunction with the Proxy Statement/Prospectus.

ING International Index Portfolio

Set forth below is an excerpt from Index Portfolio’s semi-annual report dated June 30, 2013.

Market Perspective: Six Months Ended June 30, 2013

Investors welcomed in 2013 having seen global equities, in the form of the MSCI World IndexSM measured in local currencies including net reinvested dividends, power ahead by 8.69% in the previous six months. Central banks from the U.S. to the U.K. to the euro zone were keeping interest rates so low that investors were ratcheting their risk exposures higher in the search for return. By the end of 2012 it was evident that the Bank of Japan would join the other central banks, as Japan’s parliamentary opposition, promising unlimited monetary easing, won a landslide in December elections. Some commentators fretted that this was not a particularly sound basis for the market’s advance. But sound or not, the index surged another 11.70% in the first half of 2013. (The MSCI World IndexSM returned 8.43% for the six-months ended June 30, 2013, measured in U.S. dollars.)

Much of the strength in global equities in late 2012 could be attributed to a recovery in the euro zone after European Central Bank (“ECB”) President Draghi’s July pronouncement, amid new waves of fear that the euro zone could not survive the depredations of its weakest members, that the ECB was “ready to do whatever it takes to preserve the euro.” This seemed to calm nerves, but confidence was shaken twice in early 2013. First, in February, the Italian general election ended in stalemate on low turnout that signaled the rejection of reform. Next, the final basis of a bailout for insolvent Cyprus banks imposed a levy on uninsured deposits and capital controls. In short order, a euro held in one country became different from a euro held in another: hardly the mark of an effective single currency.

In the U.S., with sentiment cushioned by the Federal Reserve’s $85 billion of monthly Treasury and mortgage-backed securities purchases, investors watched an economic recovery that was undeniable but unimpressive. By June, monthly job creation was averaging 155,000 per month but the unemployment rate was still elevated at 7.6%. The highest consumer confidence indices in five years contrasted with stagnant manufacturing output. Growth in first quarter gross domestic product (“GDP”) was surprisingly revised down from 2.4% to a dreary 1.8%. At least the housing market was maintaining its recovery. The final S&P/Case-Shiller 20-City Composite Home Price Index showed a 12.05% year-over-year gain, the most in over seven years, with existing home sales the highest since November 2009.

Elsewhere, China faced faltering growth and fading exports, while it tried to pierce a bank credit bubble with blunt instruments.

But any illusions about the ultimate source of investor confidence in this environment were shattered on May 22 and again on June 19, when Federal Reserve Chairman Bernanke attempted to prepare markets for the beginning of the end of quantitative easing, perhaps sooner than expected. They didn’t like it. Bond yields soared and by June 24 the index had given back 8%, leading nervous central bankers the world over, in the last days of June, to assure all who would listen that easy money would be in force for a long time. So not only were markets being heavily influenced by central bankers; evidently central bankers were more than a little sensitive to their effect on markets.

In U.S. fixed-income markets, the Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) of investment-grade bonds slipped 2.44% in the first half of 2013, having been slightly ahead for the year on May 21. Only the sub-indices with the shortest durations held on to positive returns while the Barclays Long Term U.S. Treasury Index lost 7.83%. The Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) gained just 1.42%.

U.S. equities, represented by the S&P 500® Index including dividends, jumped 13.82% in the half year, the best first half since 1998, albeit 4% off its high. All sectors rose, led by health care with a gain of 20.26% and financials 19.50%, while materials 2.90% and technology 6.35% lagged the most. Operating earnings per share for S&P 500® companies set a record in the first quarter of 2013. But could this last given that the share of profits in national income was historically high?

In currency markets the dollar rose 1.41% against the euro over the period and 6.85% against the pound, due to the generally better growth outlook in the U.S., events described above in Italy and Cyprus and as Moody’s Investors Service, Inc. relieved the U.K. of its Aaa credit rating. The dollar climbed 14.28% over the yen due to the new aggressive monetary easing policy in Japan.

In international markets, the MSCI Japan® Index soared 33.90%. Investors hoped Prime Minister Abe’s and Bank of Japan Governor Kuroda’s steps to conquer deflation and get consumers and businesses spending again would gain traction. Encouragingly GDP growth was reported at 4.1% annualized in the first quarter. However prices were still in the doldrums, flat in May from a year earlier after six straight falls. The MSCI Europe ex UK® Index rose 5.41%, less than half of this for euro zone markets. Mr. Draghi’s words were perceived to remove the existential threat to the euro. But there was little else to motivate investors. The euro zone reported its sixth straight quarterly fall in GDP and a new record unemployment rate of 12.2%, ranging from 5.4% in Germany to 26.8% in Spain. The MSCI UK® Index added 7.46%. As in the U.S. and latterly Japan, stock prices were supported by the central bank’s quantitative easing. Having fallen by 0.3% in the fourth quarter, GDP recovered the loss in the first quarter of 2013 and June ended with some key indicators: purchasing managers’ indices and retail sales, showing tentative improvement.

Parentheses denote a negative number.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolio’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.inginvestment.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

Index	Description
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment-grade U.S. government, mortgage-backed, asset-backed, and corporate debt securities.
Baryclays Long Term U.S. Treasury Index

The Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment-grade, and have $250 million or more of outstanding face value.

MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor’s Rating Corporation.

* * * *

PRO FORMA FINANCIAL STATEMENTS

In connection with a proposed transaction whereby all of the assets and liabilities of American Funds Portfolio will be transferred to Index Portfolio, in exchange for shares of Index Portfolio, shown below are financial statements for each Portfolio and Pro Forma Financial Statements for the combined Portfolio, assuming the Reorganization is consummated, as of June 30, 2013. The first table presents Statements of Assets and Liabilities for each Portfolio and estimated pro forma figures for the combined Portfolio. The second table presents Statements of Operations for each Portfolio and estimated pro forma figures for the combined Portfolio. The third table presents Portfolio of Investments for each Portfolio and estimated pro forma figures for the combined Portfolio. The tables are followed by the Notes to the Pro Forma Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES as of June 30, 2013 (Unaudited)

	American Funds Portfolio	International Portfolio	Pro Forma Adjustments		International Portfolio Pro Forma Combined
ASSETS:
Investments in securities at value +*	$—	$419,606,523	$1,013,455,458	(A)	$1,433,061,981
Investments in master fund at value **(1)	1,016,639,941	—	(1,016,639,941	)(A)	—
Investments in affiliates at fair value***	—	1,318,489	3,184,483	(A)	4,502,972
Short-term investments at value****	—	38,996,060	—		38,996,060
Total Investments at fair value	$1,016,639,941	$459,921,072	$—		$1,476,561,013
Cash	43,196	920			44,116
Cash collateral for futures	—	3,508,684			3,508,684
Foreign currencies at value*****	—	757,368			757,368
Receivables:
Investment in master fund sold	309,122	—	(309,122	)(A)	—
Investment securities sold	—	2,823	309,122	(A)	311,945
Fund shares sold	—	4,596,133	—		4,596,133
Dividends	—	1,034,411	—		1,034,411
Foreign tax reclaims	—	498,048	—		498,048
Prepaid expenses	3,486	8,524	—		12,010
Reimbursement due from manager	—	20,264	997,300	(B)	1,017,564
Total assets	1,016,995,745	470,348,247	997,300		1,488,341,292

LIABILITIES:
Payable for investment securities purchased	—	440	—		440
Payable for fund shares redeemed	309,122	237,501	—		546,623
Payable upon receipt of securities loaned	—	8,051,677	—		8,051,677
Payable for investment management fees	—	144,840	—		144,840
Payable for administrative fees	—	38,115	—		38,115
Payable for distribution and shareholder service fees	426,104	23,808	—		449,912
Payable for directors fees	—	2,303	5,311	(A)	7,614
Payable for trustee fees	5,311	—	(5,311	)(A)	—
Other accrued expenses and liabilities	106,128	59,678	1,796,600	(B)	1,962,406
Total liabilities	846,665	8,558,362	1,796,600		11,201,627
NET ASSETS	$1,016,149,080	$461,789,885	$(799,300)		$1,477,139,665

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$1,144,410,700	$527,423,719	$—		$1,671,834,419
Undistributed net investment income	10,468,874	8,244,467	(799,300	)(B)	17,914,041
Accumulated net realized loss	(87,739,763)	(173,336,616)	—		(261,076,379)
Net unrealized appreciation (depreciation)	(50,990,731)	99,458,315	—		48,467,584
NET ASSETS	$1,016,149,080	$461,789,885	$(799,300)		$1,477,139,665

+	Including securities loaned at value	—	7,345,921	$—		$7,345,921
*	Cost of investments in securities	$—	$320,580,013	$1,067,630,672	(A)	$1,388,210,685
* *	Cost of investments in master fund at value	$1,067,630,672	$—	$(1,067,630,672	)(A)	$—
***	Cost of investments in affiliates	$—	$1,070,008	$—		$1,070,008
****	Cost of short-term investments	$—	$38,996,060	$—		$38,996,060
*****	Cost of foreign currencies	$—	$757,465	$—		$757,465

STATEMENTS OF ASSETS AND LIABILITIES as of June 30, 2013 (Unaudited)

	American Funds Portfolio	International Portfolio	Pro Forma Adjustments		International Portfolio Pro Forma Combined
Class ADV^:
Net Assets	$1,016,149,080	$7,921,275	$(799,300	)(B)	$1,023,271,055
Shares authorized	unlimited	100,000,000			unlimited
Par value	$0.001	$0.001			$0.001
Shares outstanding	60,759,563	939,231	59,685,251	(C)	121,384,045
Net asset value and redemption price per share	$16.72	$8.43			$8.43

Class I:
Net Assets	n/a	$356,031,904	$—		$356,031,904
Shares authorized	n/a	200,000,000			200,000,000
Par value	n/a	$0.001			$0.001
Shares outstanding	n/a	41,692,926	—		41,692,926
Net asset value and redemption price per share	n/a	$8.54			$8.54

Class S:
Net Assets	n/a	$96,051,628	$—		$96,051,628
Shares authorized	n/a	100,000,000			100,000,000
Par value	n/a	$0.001			$0.001
Shares outstanding	n/a	11,310,802	—		11,310,802
Net asset value and redemption price per share	n/a	$8.49			$8.49

Class S2:
Net assets	n/a	$1,785,078	$—		$1,785,078
Shares authorized	n/a	100,000,000			100,000,000
Par value	n/a	$0.001			$0.001
Shares outstanding	n/a	210,919	—		210,919
Net asset value and redemption price per share	n/a	$8.46			$8.46

(A)	Reflects adjustments related to portfolio transitioning
(B)	Reflects adjustment for estimated one-time merger expenses and transition costs (See Note 4 in Notes to Unaudited Pro Forma Financial Statements).
(C)	Reflects new shares issued, net of retired shares of ING American Funds International Portfolio. (Calculation: Net Assets ÷ NAV per share)
^	American Funds Portfolio has no class designation; all net assets and shares are merging into Index Portfolio Class ADV.

See accompanying Notes to Pro Forma Financial Statements (Unaudited)

STATEMENTS OF OPERATIONS for the twelve months ended June 30, 2013 (Unaudited)

	American Funds Portfolio	International Portfolio	Pro Forma Adjustments		International Portfolio Pro Forma Combined
INVESTMENT INCOME:
Dividends from master fund (1)	$18,279,309	$—	$—		$18,279,309
Dividends, net of foreign taxes withheld*	—	12,825,954	—		12,825,954
Securities lending income, net	—	516,811	—		516,811
Total investment income	18,279,309	13,342,765	—		31,622,074

EXPENSES:
Investment management fees	—	1,557,678	3,723,886	(A)	5,281,564
Distribution and service fees:
Class ADV	5,191,233	31,378	7,409	(A)	5,230,020
Class S	—	223,609	415	(A)	224,024
Class S2	—	6,495	24	(A)	6,519
Transfer agent fees	787	815	1,439	(A)	3,041
Administrative service fees	—	409,910	1,037,597	(A)	1,447,507
Shareholder reporting expense	68,120	15,702	(28,374	)(A)	55,448
Registration fees	—	—	—	(A)	—
Professional fees	113,525	45,121	689	(A)	159,335
Custody and accounting expense	91,928	133,648	246,373	(A)	471,949
Director fees	—	7,148	18,094	(A)	25,242
Trustee fees	15,340	—	(15,340	)(A)	—
License fees	—	243,611	616,648	(A)	860,259
Miscellaneous expense	30,896	30,534	46,394	(A)	107,824
Interest expense	—	351	888	(A)	1,239
Merger and transition expenses	—	—	1,796,600	(B)	1,796,600
Total expenses	5,511,829	2,706,000	7,452,742		15,670,571
Net waived and reimbursed fees	—	(402,003)	(2,441,753	)(A)	(2,843,756)
Net expenses	5,511,829	2,303,997	5,010,988		12,826,814
Net investment income	12,767,480	11,038,768	(5,010,988)		18,795,260

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(41,747,435)	(1,204,801)	—		(42,952,236)
Foreign currency related transactions	—	(140,174)	—		(140,174)
Futures	—	3,629,884	—		3,629,884
Net realized gain (loss)	(41,747,435)	2,284,909	—		(39,462,526)
Net change in unrealized appreciation or (depreciation) on:
Investments	—	51,404,798	—		51,404,798
Master fund	182,965,644	—	—		182,965,644
Foreign currency related transactions	—	(48,736)	—		(48,736)
Futures	—	(546,971)	—		(546,971)
Net change in unrealized appreciation or (depreciation)	182,965,644	50,809,091	—		233,774,735
Net realized and unrealized gain	141,218,209	53,094,000	—		194,312,209
Increase (decrease) in net assets resulting from operations	$153,985,689	$64,132,768	$(5,010,988)		$213,107,469

*Foreign taxes withheld	$—	$949,479	$—	$949,479

(A)  Reflects adjustment in expenses due to effects of new contractual rates.

(B)       Reflects adjustment for estimated one-time merger expenses and transition costs (See Note 4 in Notes to Unaudited Pro Forma Financial Statements).

See accompanying Notes to Pro Forma Financial Statements

PORTFOLIO OF INVESTMENTS

as of June 30, 2013 (Unaudited)

American Funds Portfolio	International Portfolio	Pro Forma adjustments		International Portfolio Pro Forma Combined			American Funds Portfolio	International Portfolio	Pro Forma adjustments		International Portfolio Pro Forma Combined
Shares	Shares	Shares		Shares			Value	Value	Value		Value

				COMMON STOCK: 97.0%
						Consumer Discretionary: 10.9%
—	5,883	14,209	(A)	20,092		Accor S.A.	—	206,791	499,452	(A)	706,243
—	7,834	18,921	(A)	26,755		Adidas AG	—	846,842	2,045,337	(A)	2,892,179
—	7,400	17,873	(A)	25,273		Aisin Seiki Co., Ltd.	—	282,550	682,429	(A)	964,979
—	12,928	31,224	(A)	44,152		Bayerische Motoren Werke AG	—	1,128,301	2,725,131	(A)	3,853,432
—	1,876	4,531	(A)	6,407		Bayerische Motoren Werke AG	—	128,124	309,452	(A)	437,576
—	2,700	6,521	(A)	9,221		Benesse Holdings, Inc.	—	97,408	235,265	(A)	332,673
—	25,124	60,681	(A)	85,805		Bridgestone Corp.	—	856,734	2,069,228	(A)	2,925,962
—	41,720	100,764	(A)	142,484		British Sky Broadcasting PLC	—	502,602	1,213,910	(A)	1,716,512
—	16,917	40,859	(A)	57,776		Burberry Group PLC	—	348,027	840,573	(A)	1,188,600
—	6,741	16,281	(A)	23,022		Carnival PLC	—	234,318	565,937	(A)	800,255
—	2,314	5,589	(A)	7,903		Christian Dior S.A.	—	373,832	902,898	(A)	1,276,730
—	19,657	47,477	(A)	67,134		Cie Financiere Richemont SA	—	1,733,517	4,186,880	(A)	5,920,397
—	6,932	16,743	(A)	23,675		Cie Generale des Etablissements Michelin	—	619,828	1,497,041	(A)	2,116,869
—	72,367	174,785	(A)	247,152		Compass Group PLC	—	924,681	2,233,338	(A)	3,158,019
—	4,162	10,052	(A)	14,214		Continental AG	—	554,829	1,340,052	(A)	1,894,881
—	21,096	50,952	(A)	72,048		Crown Ltd.	—	232,561	561,693	(A)	794,254
—	7,000	16,907	(A)	23,907		Daihatsu Motor Co., Ltd.	—	132,585	320,226	(A)	452,811
—	34,462	83,234	(A)	117,696		DaimlerChrysler AG	—	2,080,422	5,024,743	(A)	7,105,165
—	4,000	9,661	(A)	13,661	(L)	Dena Co., Ltd.	—	78,312	189,143	(A)	267,455
—	18,300	44,199	(A)	62,499		Denso Corp.	—	860,341	2,077,940	(A)	2,938,281
—	7,000	16,907	(A)	23,907		Dentsu, Inc.	—	242,162	584,882	(A)	827,044
—	1,600	3,864	(A)	5,464		Don Quijote Co., Ltd.	—	77,671	187,595	(A)	265,266
—	8,885	21,460	(A)	30,345		Electrolux AB	—	224,211	541,526	(A)	765,737
—	5,308	12,820	(A)	18,128		Eutelsat Communications	—	150,593	363,720	(A)	514,313
—	2,100	5,072	(A)	7,172		Fast Retailing Co., Ltd.	—	708,760	1,711,834	(A)	2,420,594
—	34,900	84,292	(A)	119,192	@	Fiat S.p.A	—	243,392	587,853	(A)	831,245
—	23,000	55,551	(A)	78,551		Fuji Heavy Industries Ltd.	—	567,967	1,371,783	(A)	1,939,750

American Funds Portfolio	International Portfolio	Pro Forma adjustments		International Portfolio Pro Forma Combined			American Funds Portfolio	International Portfolio	Pro Forma adjustments		International Portfolio Pro Forma Combined

—	82,000	198,051	(A)	280,051	@	Galaxy Entertainment Group Ltd.	—	398,310	962,019	(A)	1,360,329
—	206,600	498,991	(A)	705,591		Genting International PLC	—	214,232	517,424	(A)	731,656
—	57,298	138,389	(A)	195,687		GKN PLC	—	262,277	633,465	(A)	895,742
—	365	882	(A)	1,247	@	Groupe Fnac	—	7,734	18,680	(A)	26,414
—	35,344	85,365	(A)	120,709		Hennes & Mauritz AB	—	1,162,867	2,808,617	(A)	3,971,484
—	61,500	148,538	(A)	210,038		Honda Motor Co., Ltd.	—	2,284,690	5,518,102	(A)	7,802,792
—	800	1,932	(A)	2,732		Hugo Boss AG	—	87,967	212,462	(A)	300,429
—	13,729	33,159	(A)	46,888		Husqvarna AB - B Shares	—	72,505	175,118	(A)	247,623
—	8,340	20,143	(A)	28,483		Inditex S.A.	—	1,028,694	2,484,555	(A)	3,513,249
—	10,345	24,986	(A)	35,331		InterContinental Hotels Group PLC	—	284,305	686,668	(A)	970,973
—	17,200	41,542	(A)	58,742		Isetan Mitsukoshi Holdings Ltd.	—	228,392	551,624	(A)	780,016
—	46,000	111,102	(A)	157,102		Isuzu Motors Ltd.	—	314,454	759,486	(A)	1,073,940
—	147,249	355,643	(A)	502,892		ITV PLC	—	313,945	758,256	(A)	1,072,201
—	20,000	48,305	(A)	68,305		J Front Retailing Co., Ltd.	—	159,493	385,216	(A)	544,709
—	5,000	12,076	(A)	17,076		Jardine Cycle & Carriage Ltd.	—	167,170	403,758	(A)	570,928
—	3,337	8,060	(A)	11,397		Kabel Deutschland Holding AG	—	366,405	884,960	(A)	1,251,365
—	89,609	216,428	(A)	306,037		Kingfisher PLC	—	467,208	1,128,425	(A)	1,595,633
—	4,794	11,579	(A)	16,373		Lagardere SCA	—	133,761	323,067	(A)	456,828
—	216,722	523,438	(A)	740,160		Li & Fung Ltd.	—	295,390	713,441	(A)	1,008,831
—	4,685	11,315	(A)	16,000		Luxottica Group S.p.A.	—	237,038	572,506	(A)	809,544
—	9,573	23,121	(A)	32,694		LVMH Moet Hennessy Louis Vuitton S.A.	—	1,554,211	3,753,811	(A)	5,308,022
—	58,461	141,198	(A)	199,659		Marks & Spencer Group PLC	—	382,526	923,897	(A)	1,306,423
—	104,000	251,186	(A)	355,186		Mazda Motor Corp.	—	411,157	993,048	(A)	1,404,205
—	2,448	5,913	(A)	8,361		McDonald’s Holdings Co. Japan Ltd.	—	67,932	164,073	(A)	232,005
—	150,255	362,904	(A)	513,159	@	Mitsubishi Motors Corp.	—	205,668	496,740	(A)	702,408
—	8,100	19,564	(A)	27,664		Namco Bandai Holdings, Inc.	—	131,280	317,074	(A)	448,354
—	7,246	17,501	(A)	24,747		Next PLC	—	501,935	1,212,299	(A)	1,714,234
—	7,000	16,907	(A)	23,907		NGK Spark Plug Co., Ltd.	—	140,104	338,386	(A)	478,490
—	7,000	16,907	(A)	23,907		NHK Spring Co., Ltd.	—	80,821	195,203	(A)	276,024
—	13,100	31,640	(A)	44,740		Nikon Corp.	—	306,068	739,231	(A)	1,045,299
—	94,900	229,207	(A)	324,107		Nissan Motor Co., Ltd.	—	951,146	2,297,257	(A)	3,248,403
—	1,050	2,536	(A)	3,586		Nitori Co., Ltd.	—	84,535	204,173	(A)	288,708

American Funds Portfolio	International Portfolio	Pro Forma adjustments		International Portfolio Pro Forma Combined			American Funds Portfolio	International Portfolio	Pro Forma adjustments		International Portfolio Pro Forma Combined

—	4,260	10,289	(A)	14,549		Nokian Renkaat OYJ	—	173,344	418,669	(A)	592,013
—	9,583	23,145	(A)	32,728		OPAP S.A.	—	80,195	193,691	(A)	273,886
—	1,900	4,589	(A)	6,489		Oriental Land Co., Ltd.	—	294,036	710,171	(A)	1,004,207
—	84,600	204,330	(A)	288,930		Panasonic Corp.	—	681,204	1,645,279	(A)	2,326,483
—	31,270	75,525	(A)	106,795		Pearson PLC	—	556,118	1,343,165	(A)	1,899,283
—	7,445	17,982	(A)	25,427		Persimmon PLC	—	133,645	322,786	(A)	456,431
—	9,899	23,909	(A)	33,808	(L)	Pirelli & C S.p.A.	—	114,433	276,385	(A)	390,818
—	2,916	7,043	(A)	9,959		PPR	—	593,365	1,433,126	(A)	2,026,491
—	5,391	13,021	(A)	18,412		Publicis Groupe	—	383,940	927,312	(A)	1,311,252
—	28,500	68,835	(A)	97,335		Rakuten, Inc.	—	337,012	813,969	(A)	1,150,981
—	26,663	64,398	(A)	91,061		Reed Elsevier NV	—	444,057	1,072,510	(A)	1,516,567
—	46,959	113,418	(A)	160,377		Reed Elsevier PLC	—	534,029	1,289,815	(A)	1,823,844
—	7,435	17,957	(A)	25,392		Renault S.A.	—	500,800	1,209,558	(A)	1,710,358
—	1,100	2,657	(A)	3,757		Rinnai Corp.	—	78,216	188,911	(A)	267,127
—	102,800	248,288	(A)	351,088		Sands China Ltd.	—	480,391	1,160,265	(A)	1,640,656
—	1,800	4,347	(A)	6,147		Sankyo Co., Ltd.	—	85,056	205,432	(A)	290,488
—	8,100	19,564	(A)	27,664		Sega Sammy Holdings, Inc.	—	202,971	490,226	(A)	693,197
—	22,000	53,136	(A)	75,136		Sekisui Chemical Co., Ltd.	—	233,608	564,222	(A)	797,830
—	21,000	50,720	(A)	71,720		Sekisui House Ltd.	—	303,418	732,831	(A)	1,036,249
—	10,918	26,370	(A)	37,288		SES S.A.	—	312,816	755,529	(A)	1,068,345
—	35,331	85,333	(A)	120,664		Shangri-La Asia Ltd.	—	60,736	146,693	(A)	207,429
—	38,000	91,780	(A)	129,780		Sharp Corp.	—	153,006	369,548	(A)	522,554
—	800	1,932	(A)	2,732		Shimamura Co., Ltd.	—	97,114	234,555	(A)	331,669
—	2,700	6,521	(A)	9,221		Shimano, Inc.	—	229,999	555,506	(A)	785,505
—	64,000	154,576	(A)	218,576	(L), @	Singapore Press Holdings Ltd.	—	210,352	508,053	(A)	718,405
—	77,292	186,680	(A)	263,972		SJM Holdings Ltd.	—	187,573	453,036	(A)	640,609
—	3,549	8,572	(A)	12,121		Sodexho Alliance S.A.	—	295,650	714,069	(A)	1,009,719
—	38,600	93,229	(A)	131,829		Sony Corp.	—	815,472	1,969,570	(A)	2,785,042
—	5,100	12,318	(A)	17,418		Stanley Electric Co., Ltd.	—	99,083	239,310	(A)	338,393
—	10,900	26,326	(A)	37,226		Sumitomo Rubber Industries, Inc.	—	177,933	429,753	(A)	607,686
—	13,500	32,606	(A)	46,106		Suzuki Motor Corp.	—	311,179	751,576	(A)	1,062,755
—	1,187	2,867	(A)	4,054		Swatch Group AG - BR	—	648,386	1,566,016	(A)	2,214,402

American Funds Portfolio	International Portfolio	Pro Forma adjustments		International Portfolio Pro Forma Combined			American Funds Portfolio	International Portfolio	Pro Forma adjustments		International Portfolio Pro Forma Combined

—	2,245	5,422	(A)	7,667		Swatch Group AG - Reg	—	211,107	509,877	(A)	720,984
—	27,952	67,511	(A)	95,463		TABCORP Holdings Ltd.	—	77,845	188,015	(A)	265,860
—	11,000	26,568	(A)	37,568		Takashimaya Co., Ltd.	—	111,489	269,274	(A)	380,763
—	54,078	130,612	(A)	184,690		Tattersall’s Ltd.	—	156,214	377,296	(A)	533,510
—	1,478	3,570	(A)	5,048		Telenet Group Holding NV	—	67,834	163,836	(A)	231,670
—	4,800	11,593	(A)	16,393		Toho Co., Ltd.	—	98,726	238,448	(A)	337,174
—	7,300	17,631	(A)	24,931		Toyota Industries Corp.	—	298,117	720,028	(A)	1,018,145
—	104,089	251,401	(A)	355,490		Toyota Motor Corp.	—	6,278,424	15,163,976	(A)	21,442,400
—	730	1,763	(A)	2,493		USS Co., Ltd.	—	92,546	223,522	(A)	316,068
—	1,242	3,000	(A)	4,242		Volkswagen AG	—	241,475	583,223	(A)	824,698
—	6,496	15,689	(A)	22,185		Whitbread PLC	—	302,194	729,875	(A)	1,032,069
—	17,387	41,994	(A)	59,381		William Hill PLC	—	116,596	281,609	(A)	398,205
—	12,019	29,029	(A)	41,048		Wolters Kluwer NV	—	254,579	614,872	(A)	869,451
—	47,184	113,961	(A)	161,145		WPP PLC	—	806,513	1,947,932	(A)	2,754,445
—	75,200	181,627	(A)	256,827		Wynn Macau Ltd.	—	202,271	488,535	(A)	690,806
—	3,210	7,753	(A)	10,963		Yamada Denki Co., Ltd.	—	129,971	313,913	(A)	443,884
—	11,500	27,775	(A)	39,275		Yamaha Motor Co., Ltd.	—	148,948	359,747	(A)	508,695
—	26,643	64,349	(A)	90,992		Yue Yuen Industrial Holdings	—	68,853	166,297	(A)	235,150
							—	47,214,420	114,034,714		161,249,134

						Consumer Staples: 11.6%
—	23,600	57,000	(A)	80,600		Aeon Co., Ltd.	—	310,134	749,052	(A)	1,059,186
—	23,000	55,551	(A)	78,551		Ajinomoto Co., Inc.	—	337,393	814,889	(A)	1,152,282
—	30,535	73,750	(A)	104,285		Anheuser-Busch InBev Worldwide, Inc.	—	2,749,149	6,639,887	(A)	9,389,036
—	3,018	7,289	(A)	10,307	@	Aryzta AG	—	169,410	409,168	(A)	578,578
—	13,300	32,123	(A)	45,423		Asahi Group Holdings, Ltd.	—	329,464	795,739	(A)	1,125,203
—	11,016	26,606	(A)	37,622		Associated British Foods PLC	—	290,605	701,884	(A)	992,489
—	3,833	9,258	(A)	13,091		Beiersdorf AG	—	333,887	806,421	(A)	1,140,308
—	72,637	175,437	(A)	248,074		British American Tobacco PLC	—	3,725,543	8,998,125	(A)	12,723,668
—	3,967	9,581	(A)	13,548		Carlsberg A/S	—	354,714	856,724	(A)	1,211,438
—	21,499	51,926	(A)	73,425		Carrefour S.A.	—	590,503	1,426,214	(A)	2,016,717
—	2,208	5,333	(A)	7,541		Casino Guichard Perrachon S.A.	—	206,902	499,720	(A)	706,622

American Funds Portfolio	International Portfolio	Pro Forma adjustments		International Portfolio Pro Forma Combined			American Funds Portfolio	International Portfolio	Pro Forma adjustments		International Portfolio Pro Forma Combined

—	22,282	53,817	(A)	76,099		Coca-Cola Amatil Ltd.	—	258,162	623,526	(A)	881,688
—	5,548	13,400	(A)	18,948		Coca-Cola HBC AG	—	129,865	313,657	(A)	443,522
—	2,745	6,630	(A)	9,375		Colruyt S.A.	—	144,438	348,854	(A)	493,292
—	21,737	52,500	(A)	74,237	@	DE Master Blenders 1753 NV	—	348,014	840,541	(A)	1,188,555
—	3,521	8,504	(A)	12,025		Delhaize Group	—	217,676	525,742	(A)	743,418
—	97,090	234,497	(A)	331,587		Diageo PLC	—	2,784,200	6,724,544	(A)	9,508,744
—	23,143	55,896	(A)	79,039		Distribuidora Internacional de Alimentacion SA	—	174,828	422,254	(A)	597,082
—	2,500	6,038	(A)	8,538		FamilyMart Co., Ltd.	—	106,671	257,637	(A)	364,308
—	289,122	698,302	(A)	987,424		Golden Agri-Resources Ltd.	—	127,282	307,418	(A)	434,700
—	21,992	53,116	(A)	75,108		Groupe Danone	—	1,655,293	3,997,950	(A)	5,653,243
—	3,407	8,229	(A)	11,636		Heineken Holding NV	—	190,950	461,192	(A)	652,142
—	8,398	20,283	(A)	28,681		Heineken NV	—	534,543	1,291,056	(A)	1,825,599
—	5,870	14,178	(A)	20,048		Henkel AG & Co. KGaA	—	459,736	1,110,378	(A)	1,570,114
—	6,851	16,547	(A)	23,398		Henkel KGaA - Vorzug	—	643,372	1,553,905	(A)	2,197,277
—	38,077	91,966	(A)	130,043		Imperial Tobacco Group PLC	—	1,320,313	3,188,889	(A)	4,509,202
—	36,645	88,507	(A)	125,152		J Sainsbury PLC	—	198,062	478,370	(A)	676,432
—	41,300	99,750	(A)	141,050		Japan Tobacco, Inc.	—	1,457,789	3,520,928	(A)	4,978,717
—	8,064	19,477	(A)	27,541		Jeronimo Martins	—	169,960	410,496	(A)	580,456
—	21,317	51,486	(A)	72,803		Kao Corp.	—	725,663	1,752,659	(A)	2,478,322
—	5,882	14,207	(A)	20,089		Kerry Group PLC	—	324,626	784,054	(A)	1,108,680
—	6,000	14,492	(A)	20,492		Kikkoman Corp.	—	99,809	241,064	(A)	340,873
—	30,000	72,458	(A)	102,458	(L)	Kirin Brewery Co., Ltd.	—	469,929	1,134,997	(A)	1,604,926
—	40,163	97,004	(A)	137,167		Koninklijke Ahold NV	—	597,340	1,442,727	(A)	2,040,067
—	2,500	6,038	(A)	8,538		Lawson, Inc.	—	190,773	460,765	(A)	651,538
—	29	70	(A)	99		Lindt & Spruengli AG	—	108,859	262,922	(A)	371,781
—	5	12	(A)	17		Lindt & Spruengli AG	—	217,556	525,453	(A)	743,009
—	9,173	22,155	(A)	31,328		L’Oreal S.A.	—	1,507,891	3,641,937	(A)	5,149,828
—	2,800	6,763	(A)	9,563		MEIJI Holdings Co., Ltd.	—	134,462	324,760	(A)	459,222
—	11,299	27,290	(A)	38,589		Metcash Ltd.	—	36,247	87,546	(A)	123,793
—	4,735	11,436	(A)	16,171		Metro AG	—	149,616	361,360	(A)	510,976
—	120,232	290,391	(A)	410,623		Nestle S.A.	—	7,889,672	19,055,545	(A)	26,945,217
—	8,000	19,322	(A)	27,322		Nippon Meat Packers, Inc.	—	122,370	295,554	(A)	417,924

American Funds Portfolio	International Portfolio	Pro Forma adjustments		International Portfolio Pro Forma Combined			American Funds Portfolio	International Portfolio	Pro Forma adjustments		International Portfolio Pro Forma Combined

—	7,000	16,907	(A)	23,907		Nisshin Seifun Group, Inc.	—	83,880	202,591	(A)	286,471
—	2,000	4,831	(A)	6,831		Nissin Food Products Co., Ltd.	—	80,881	195,348	(A)	276,229
—	54,272	131,081	(A)	185,353		Olam International Ltd.	—	69,858	168,725	(A)	238,583
—	7,825	18,899	(A)	26,724	(L)	Pernod-Ricard S.A.	—	868,523	2,097,702	(A)	2,966,225
—	24,779	59,848	(A)	84,627		Reckitt Benckiser PLC	—	1,752,791	4,233,432	(A)	5,986,223
—	735	1,775	(A)	2,510		Remy Cointreau SA	—	77,991	188,368	(A)	266,359
—	35,988	86,920	(A)	122,908		SABMiller PLC	—	1,725,396	4,167,266	(A)	5,892,662
—	29,800	71,975	(A)	101,775		Seven & I Holdings Co., Ltd.	—	1,091,376	2,635,948	(A)	3,727,324
—	11,600	28,017	(A)	39,617		Shiseido Co., Ltd.	—	172,594	416,858	(A)	589,452
—	2,293	5,538	(A)	7,831		Suedzucker AG	—	70,989	171,456	(A)	242,445
—	21,446	51,798	(A)	73,244		Svenska Cellulosa AB - B Shares	—	537,839	1,299,017	(A)	1,836,856
—	8,347	20,160	(A)	28,507		Swedish Match AB	—	296,273	715,574	(A)	1,011,847
—	17,787	42,960	(A)	60,747		Tate & Lyle PLC	—	223,169	539,009	(A)	762,178
—	305,526	737,922	(A)	1,043,448		Tesco PLC	—	1,538,582	3,716,063	(A)	5,254,645
—	4,000	9,661	(A)	13,661		Toyo Suisan Kaisha Ltd.	—	133,091	321,448	(A)	454,539
—	20,475	49,452	(A)	69,927		Treasury Wine Estates Ltd.	—	108,799	262,777	(A)	371,576
—	4,700	11,352	(A)	16,052		Uni-Charm Corp.	—	265,825	642,034	(A)	907,859
—	61,775	149,202	(A)	210,977		Unilever NV	—	2,431,717	5,873,209	(A)	8,304,926
—	50,105	121,016	(A)	171,121		Unilever PLC	—	2,028,372	4,899,029	(A)	6,927,401
—	38,351	92,627	(A)	130,978		Wesfarmers Ltd.	—	1,387,778	3,351,833	(A)	4,739,611
—	74,000	178,728	(A)	252,728		Wilmar International Ltd.	—	183,020	442,039	(A)	625,059
—	79,107	191,063	(A)	270,170		WM Morrison Supermarkets PLC	—	314,883	760,522	(A)	1,075,405
—	48,289	116,630	(A)	164,919		Woolworths Ltd.	—	1,446,580	3,493,855	(A)	4,940,435
—	3,400	8,212	(A)	11,612	(L)	Yakult Honsha Co., Ltd.	—	140,987	340,519	(A)	481,506
							—	49,924,865	120,581,125		170,505,990

						Energy: 6.7%
—	6,237	15,064	(A)	21,301		Aker Solutions ASA	—	85,148	205,654	(A)	290,802
—	13,803	33,338	(A)	47,141		Amec PLC	—	211,107	509,877	(A)	720,984
—	128,323	309,932	(A)	438,255		BG Group PLC	—	2,180,742	5,267,041	(A)	7,447,783
—	717,647	1,733,298	(A)	2,450,945		BP PLC	—	4,980,461	12,029,068	(A)	17,009,529
—	6,698	16,177	(A)	22,875		Caltex Australia Ltd.	—	110,170	266,088	(A)	376,258

American Funds Portfolio	International Portfolio	Pro Forma adjustments		International Portfolio Pro Forma Combined			American Funds Portfolio	International Portfolio	Pro Forma adjustments		International Portfolio Pro Forma Combined

—	6,402	15,462	(A)	21,864	@	CGG	—	141,848	342,599	(A)	484,447
—	91,346	220,624	(A)	311,970		ENI S.p.A.	—	1,874,773	4,528,049	(A)	6,402,822
—	2,539	6,132	(A)	8,671		Fugro NV	—	137,959	333,206	(A)	471,165
—	8,758	21,153	(A)	29,911		Galp Energia SGPS SA	—	129,828	313,567	(A)	443,395
—	1,100	2,657	(A)	3,757		Idemitsu Kosan Co., Ltd.	—	84,323	203,661	(A)	287,984
—	85	205	(A)	290		Inpex Holdings, Inc.	—	353,277	853,253	(A)	1,206,530
—	92,200	222,686	(A)	314,886		JX Holdings, Inc.	—	445,179	1,075,219	(A)	1,520,398
—	7,610	18,380	(A)	25,990	@	Lundin Petroleum AB	—	150,516	363,534	(A)	514,050
—	6,214	15,008	(A)	21,222		OMV AG	—	280,319	677,041	(A)	957,360
—	40,607	98,076	(A)	138,683		Origin Energy Ltd.	—	465,333	1,123,896	(A)	1,589,229
—	9,682	23,384	(A)	33,066		Petrofac Ltd.	—	176,245	425,676	(A)	601,921
—	32,816	79,259	(A)	112,075		Repsol YPF S.A.	—	692,577	1,672,748	(A)	2,365,325
—	140,264	338,773	(A)	479,037		Royal Dutch Shell PLC - Class A	—	4,480,621	10,821,828	(A)	15,302,449
—	97,387	235,214	(A)	332,601		Royal Dutch Shell PLC - Class B	—	3,225,374	7,790,091	(A)	11,015,465
—	10,027	24,218	(A)	34,245		Saipem S.p.A.	—	162,748	393,077	(A)	555,825
—	35,536	85,828	(A)	121,364		Santos Ltd.	—	404,688	977,423	(A)	1,382,111
—	12,977	31,343	(A)	44,320		SeaDrill Ltd.	—	522,667	1,262,372	(A)	1,785,039
—	42,550	102,769	(A)	145,319		Statoil ASA	—	879,001	2,123,009	(A)	3,002,010
—	10,485	25,324	(A)	35,809	@	Subsea 7 SA	—	183,831	443,998	(A)	627,829
—	3,691	8,915	(A)	12,606		Technip S.A.	—	375,123	906,017	(A)	1,281,140
—	19,260	46,518	(A)	65,778		Tenaris S.A.	—	385,745	931,671	(A)	1,317,416
—	12,000	28,983	(A)	40,983	(L)	TonenGeneral Sekiyu KK	—	116,118	280,454	(A)	396,572
—	80,084	193,423	(A)	273,507		Total S.A.	—	3,911,537	9,447,347	(A)	13,358,884
—	13,016	31,437	(A)	44,453		Transocean Ltd.	—	624,990	1,509,508	(A)	2,134,498
—	32,055	77,421	(A)	109,476		Tullow Oil PLC	—	487,970	1,178,570	(A)	1,666,540
—	23,785	57,447	(A)	81,232		Woodside Petroleum Ltd.	—	757,505	1,829,565	(A)	2,587,070
—	8,029	19,392	(A)	27,421		WorleyParsons Ltd.	—	142,237	343,538	(A)	485,775
							—	29,159,960	70,428,645		99,588,605

						Financials: 24.2%
—	39,761	96,033	(A)	135,794		3i Group PLC	—	204,163	493,105	(A)	697,268
—	34,685	83,773	(A)	118,458		Aberdeen Asset Management PLC	—	201,856	487,533	(A)	689,389

American Funds Portfolio	International Portfolio	Pro Forma adjustments		International Portfolio Pro Forma Combined			American Funds Portfolio	International Portfolio	Pro Forma adjustments		International Portfolio Pro Forma Combined

—	8,168	19,728	(A)	27,896		Admiral Group PLC	—	164,537	397,398	(A)	561,935
—	64,900	156,750	(A)	221,650	(L)	Aegon NV	—	435,416	1,051,639	(A)	1,487,055
—	10,096	24,384	(A)	34,480		Ageas	—	354,251	855,605	(A)	1,209,856
—	424,200	1,024,550	(A)	1,448,750		AIA Group Ltd.	—	1,787,155	4,316,430	(A)	6,103,585
—	17,660	42,653	(A)	60,313		Allianz AG	—	2,577,663	6,225,705	(A)	8,803,368
—	112,539	271,810	(A)	384,349		AMP Ltd.	—	435,236	1,051,205	(A)	1,486,441
—	30,000	72,458	(A)	102,458		Aozora Bank Ltd.	—	93,692	226,290	(A)	319,982
—	69,000	166,653	(A)	235,653		Ascendas Real Estate Investment Trust	—	120,921	292,055	(A)	412,976
—	44,842	108,305	(A)	153,147		Assicurazioni Generali S.p.A.	—	783,820	1,893,123	(A)	2,676,943
—	7,168	17,313	(A)	24,481		ASX Ltd.	—	216,157	522,074	(A)	738,231
—	101,959	246,257	(A)	348,216		Australia & New Zealand Banking Group Ltd.	—	2,646,800	6,392,689	(A)	9,039,489
—	111,645	269,651	(A)	381,296		Aviva PLC	—	575,438	1,389,828	(A)	1,965,266
—	67,527	163,095	(A)	230,622		AXA S.A.	—	1,331,133	3,215,022	(A)	4,546,155
—	2,190	5,289	(A)	7,479		Baloise Holding AG	—	212,704	513,734	(A)	726,438
—	235,080	567,777	(A)	802,857	@	Banca Monte dei Paschi di Siena S.p.A.	—	59,552	143,833	(A)	203,385
—	209,319	505,558	(A)	714,877		Banco Bilbao Vizcaya Argentaria S.A.	—	1,759,079	4,248,619	(A)	6,007,698
—	87,730	211,890	(A)	299,620		Banco de Sabadell SA	—	145,540	351,516	(A)	497,056
—	40,994	99,011	(A)	140,005	@	Banco Popular Espanol SA	—	125,497	303,107	(A)	428,604
—	411,211	993,178	(A)	1,404,389		Banco Santander Central Hispano S.A.	—	2,631,427	6,355,559	(A)	8,986,986
—	47,579	114,915	(A)	162,494	@	Bank Hapoalim BM	—	214,723	518,610	(A)	733,333
—	52,422	126,612	(A)	179,034	@	Bank Leumi Le-Israel BM	—	173,173	418,256	(A)	591,429
—	59,805	144,444	(A)	204,249	(L)	Bank of East Asia Ltd.	—	214,062	517,014	(A)	731,076
—	14,000	33,814	(A)	47,814		Bank of Kyoto Ltd.	—	116,592	281,599	(A)	398,191
—	46,000	111,102	(A)	157,102		Bank of Yokohama Ltd.	—	237,298	573,134	(A)	810,432
—	156,490	377,963	(A)	534,453	@	Bankia SA	—	120,994	292,231	(A)	413,225
—	436,592	1,054,480	(A)	1,491,072		Barclays PLC	—	1,859,345	4,490,787	(A)	6,350,132
—	14,002	33,818	(A)	47,820		Bendigo Bank Ltd.	—	128,396	310,109	(A)	438,505
—	37,799	91,294	(A)	129,093		BNP Paribas	—	2,069,297	4,997,874	(A)	7,067,171
—	139,410	336,710	(A)	476,120		BOC Hong Kong Holdings Ltd.	—	426,467	1,030,025	(A)	1,456,492
—	29,882	72,173	(A)	102,055		British Land Co. PLC	—	257,423	621,741	(A)	879,164
—	38,528	93,055	(A)	131,583	@	CaixaBank	—	118,341	285,823	(A)	404,164
—	53,000	128,008	(A)	181,008		CapitaCommercial Trust	—	61,141	147,671	(A)	208,812

American Funds Portfolio	International Portfolio	Pro Forma adjustments		International Portfolio Pro Forma Combined			American Funds Portfolio	International Portfolio	Pro Forma adjustments		International Portfolio Pro Forma Combined

—	21,141	51,061	(A)	72,202		Capital Shopping Centres Group PLC	—	100,496	242,723	(A)	343,219
—	115,000	277,754	(A)	392,754		CapitaLand Ltd.	—	277,838	671,049	(A)	948,887
—	94,000	227,034	(A)	321,034		CapitaMall Trust	—	147,506	356,264	(A)	503,770
—	72,576	175,289	(A)	247,865		CFS Retail Property Trust	—	132,319	319,584	(A)	451,903
—	56,383	136,179	(A)	192,562		Cheung Kong Holdings Ltd.	—	760,292	1,836,297	(A)	2,596,589
—	28,000	67,627	(A)	95,627		Chiba Bank Ltd.	—	191,042	461,415	(A)	652,457
—	6,000	14,491	(A)	20,491		Chugoku Bank Ltd.	—	84,075	203,062	(A)	287,137
—	21,000	50,720	(A)	71,720		City Developments Ltd.	—	176,667	426,695	(A)	603,362
—	8,254	19,935	(A)	28,189		CNP Assurances	—	118,511	286,234	(A)	404,745
—	34,346	82,954	(A)	117,300	@	Commerzbank AG	—	298,371	720,641	(A)	1,019,012
—	59,837	144,521	(A)	204,358		Commonwealth Bank of Australia	—	3,766,519	9,097,092	(A)	12,863,611
—	3,970	9,589	(A)	13,559		Corio NV	—	157,998	381,605	(A)	539,603
—	19,792	47,803	(A)	67,595		Corp. Mapfre S.A.	—	64,395	155,530	(A)	219,925
—	36,015	86,985	(A)	123,000	@	Credit Agricole S.A.	—	309,973	748,663	(A)	1,058,636
—	6,400	15,458	(A)	21,858		Credit Saison Co., Ltd.	—	160,813	388,404	(A)	549,217
—	52,200	126,076	(A)	178,276	@	Credit Suisse Group	—	1,381,947	3,337,750	(A)	4,719,697
—	330	797	(A)	1,127		Dai-ichi Life Insurance Co., Ltd.	—	473,730	1,144,177	(A)	1,617,907
—	2,873	6,939	(A)	9,812		Daito Trust Construction Co., Ltd.	—	270,693	653,792	(A)	924,485
—	21,000	50,720	(A)	71,720		Daiwa House Industry Co., Ltd.	—	391,168	944,769	(A)	1,335,937
—	64,000	154,576	(A)	218,576		Daiwa Securities Group, Inc.	—	535,995	1,294,563	(A)	1,830,558
—	24,716	59,695	(A)	84,411	@	Danske Bank A/S	—	421,629	1,018,340	(A)	1,439,969
—	71,000	171,483	(A)	242,483		DBS Group Holdings Ltd.	—	863,921	2,086,587	(A)	2,950,508
—	1,104	2,666	(A)	3,770		Delta Lloyd NV	—	22,124	53,435	(A)	75,559
—	38,217	92,304	(A)	130,521		Deutsche Bank AG	—	1,602,539	3,870,535	(A)	5,473,074
—	7,318	17,675	(A)	24,993		Deutsche Boerse AG	—	481,217	1,162,260	(A)	1,643,477
—	186,290	449,937	(A)	636,227		Dexus Property Group	—	181,671	438,781	(A)	620,452
—	39,221	94,729	(A)	133,950		DnB NOR ASA	—	568,966	1,374,196	(A)	1,943,162
—	8,271	19,977	(A)	28,248	(L)	Erste Bank der Oesterreichischen Sparkassen AG	—	220,452	532,447	(A)	752,899
—	40,293	97,318	(A)	137,611		Federation Centres Ltd	—	87,328	210,919	(A)	298,247
—	82,000	198,051	(A)	280,051		First Pacific Co.	—	87,657	211,714	(A)	299,371
—	37,000	89,364	(A)	126,364		Fukuoka Financial Group, Inc.	—	157,367	380,081	(A)	537,448
—	788	1,903	(A)	2,691		Gecina S.A.	—	87,093	210,352	(A)	297,445

American Funds Portfolio	International Portfolio	Pro Forma adjustments		International Portfolio Pro Forma Combined			American Funds Portfolio	International Portfolio	Pro Forma adjustments		International Portfolio Pro Forma Combined

—	8,856	21,389	(A)	30,245		Gjensidige Forsikring ASA	—	130,468	315,113	(A)	445,581
—	95,700	231,140	(A)	326,840		Global Logistic Properties Ltd.	—	207,006	499,972	(A)	706,978
—	68,248	164,836	(A)	233,084		Goodman Group	—	303,430	732,860	(A)	1,036,290
—	717,481	1,732,896	(A)	2,450,377	@	Governor & Co. of the Bank of Ireland	—	146,307	353,368	(A)	499,675
—	53,334	128,815	(A)	182,149		GPT Group	—	187,274	452,314	(A)	639,588
—	874,585	—	(A)	874,585	(X), @	GPT Group	—	—	—	(A)	—
—	3,200	7,729	(A)	10,929		Groupe Bruxelles Lambert S.A.	—	241,019	582,122	(A)	823,141
—	16,000	38,644	(A)	54,644		Gunma Bank Ltd.	—	88,464	213,663	(A)	302,127
—	15,000	36,229	(A)	51,229		Hachijuni Bank Ltd.	—	87,519	211,380	(A)	298,899
—	26,519	64,050	(A)	90,569		Hammerson PLC	—	196,631	474,913	(A)	671,544
—	83,682	202,113	(A)	285,795		Hang Lung Properties Ltd.	—	289,860	700,085	(A)	989,945
—	29,473	71,185	(A)	100,658		Hang Seng Bank Ltd.	—	434,037	1,048,309	(A)	1,482,346
—	2,438	5,888	(A)	8,326		Hannover Rueckversicheru - Reg	—	175,309	423,415	(A)	598,724
—	5,029	12,146	(A)	17,175		Hargreaves Lansdown PLC	—	67,929	164,066	(A)	231,995
—	40,321	97,385	(A)	137,706		Henderson Land Development Co., Ltd.	—	239,462	578,361	(A)	817,823
—	39,354	95,050	(A)	134,404		Hong Kong Exchanges and Clearing Ltd.	—	591,073	1,427,590	(A)	2,018,663
—	681,878	1,646,907	(A)	2,328,785		HSBC Holdings PLC	—	7,058,944	17,049,128	(A)	24,108,072
—	9,700	23,428	(A)	33,128		Hulic Co. Ltd.	—	104,065	251,343	(A)	355,408
—	20,101	48,549	(A)	68,650		Hysan Development Co., Ltd.	—	86,779	209,593	(A)	296,372
—	924	2,232	(A)	3,156		ICADE	—	76,218	184,086	(A)	260,304
—	15,722	37,973	(A)	53,695		ICAP PLC	—	86,807	209,661	(A)	296,468
—	46,759	112,935	(A)	159,694		Immofinanz Immobilien Anlagen AG	—	174,480	421,413	(A)	595,893
—	144,270	348,448	(A)	492,718	**, @	ING Groep NV	—	1,318,489	3,184,483	(A)	4,502,972
—	76,688	185,221	(A)	261,909		Insurance Australia Group	—	380,658	919,385	(A)	1,300,043
—	386,909	934,483	(A)	1,321,392		Intesa Sanpaolo S.p.A.	—	619,260	1,495,669	(A)	2,114,929
—	24,374	58,869	(A)	83,243		Investec PLC	—	153,390	370,475	(A)	523,865
—	17,621	42,559	(A)	60,180		Investor AB	—	472,963	1,142,325	(A)	1,615,288
—	10,401	25,121	(A)	35,522		Iyo Bank Ltd.	—	99,409	240,098	(A)	339,507
—	25	60	(A)	85	(L)	Japan Prime Realty Investment Corp.	—	76,499	184,764	(A)	261,263
—	24	58	(A)	82		Japan Real Estate Investment Corp.	—	268,098	647,524	(A)	915,622
—	89	215	(A)	304		Japan Retail Fund Investment Corp.	—	185,934	449,077	(A)	635,011
—	27,000	65,212	(A)	92,212		Joyo Bank Ltd.	—	147,459	356,151	(A)	503,610

American Funds Portfolio	International Portfolio	Pro Forma adjustments		International Portfolio Pro Forma Combined			American Funds Portfolio	International Portfolio	Pro Forma adjustments		International Portfolio Pro Forma Combined

—	8,858	21,394	(A)	30,252		Julius Baer Group Ltd.	—	345,714	834,986	(A)	1,180,700
—	8,878	21,443	(A)	30,321		KBC Groep NV	—	330,965	799,364	(A)	1,130,329
—	39,000	94,195	(A)	133,195		Keppel Land Ltd.	—	102,556	247,699	(A)	350,255
—	35,818	86,509	(A)	122,327		Kerry Properties Ltd.	—	139,634	337,251	(A)	476,885
—	7,902	19,085	(A)	26,987		Kinnevik Investment AB	—	202,584	489,291	(A)	691,875
—	4,887	11,803	(A)	16,690		Klepierre	—	192,593	465,161	(A)	657,754
—	29,794	71,960	(A)	101,754		Land Securities Group PLC	—	400,158	966,482	(A)	1,366,640
—	222,611	537,662	(A)	760,273		Legal & General Group PLC	—	580,206	1,401,344	(A)	1,981,550
—	16,811	40,603	(A)	57,414		Lend Lease Corp., Ltd.	—	128,172	309,568	(A)	437,740
—	87,827	212,124	(A)	299,951		Link Real Estate Investment Trust	—	431,027	1,041,039	(A)	1,472,066
—	1,622,037	3,917,628	(A)	5,539,665	@	Lloyds TSB Group PLC	—	1,557,672	3,762,170	(A)	5,319,842
—	5,404	13,052	(A)	18,456		London Stock Exchange Group PLC	—	109,842	265,296	(A)	375,138
—	12,798	30,910	(A)	43,708		Macquarie Group Ltd.	—	488,129	1,178,955	(A)	1,667,084
—	30,749	74,267	(A)	105,016		Mediobanca S.p.A.	—	159,918	386,242	(A)	546,160
—	125,534	303,196	(A)	428,730		Mirvac Group	—	183,782	443,880	(A)	627,662
—	47,000	113,517	(A)	160,517		Mitsubishi Estate Co., Ltd.	—	1,251,322	3,022,258	(A)	4,273,580
—	489,121	1,181,350	(A)	1,670,471		Mitsubishi UFJ Financial Group, Inc.	—	3,020,748	7,295,867	(A)	10,316,615
—	32,919	79,508	(A)	112,427		Mitsui Fudosan Co., Ltd.	—	967,820	2,337,529	(A)	3,305,349
—	20,769	50,162	(A)	70,931		Mitsui Sumitomo Insurance Group Holdings, Inc.	—	526,083	1,270,623	(A)	1,796,706
—	868,972	2,098,786	(A)	2,967,758		Mizuho Financial Group, Inc.	—	1,804,588	4,358,535	(A)	6,163,123
—	6,845	16,532	(A)	23,377		Muenchener Rueckversicherungs AG	—	1,257,507	3,037,196	(A)	4,294,703
—	85,067	205,458	(A)	290,525		National Australia Bank Ltd.	—	2,301,068	5,557,659	(A)	7,858,727
—	39,179	94,627	(A)	133,806		Natixis	—	164,501	397,311	(A)	561,812
—	150,729	364,049	(A)	514,778		New World Development Ltd.	—	207,038	500,049	(A)	707,087
—	26	63	(A)	89	(L)	Nippon Building Fund, Inc.	—	301,119	727,278	(A)	1,028,397
—	15,426	37,258	(A)	52,684		NKSJ Holdings, Inc.	—	366,593	885,414	(A)	1,252,007
—	139,600	337,169	(A)	476,769		Nomura Holdings, Inc.	—	1,027,563	2,481,824	(A)	3,509,387
—	3,700	8,936	(A)	12,636		Nomura Real Estate Holdings, Inc.	—	81,732	197,403	(A)	279,135
—	103,490	249,954	(A)	353,444		Nordea Bank AB	—	1,155,701	2,791,309	(A)	3,947,010
—	173,559	419,189	(A)	592,748		Old Mutual PLC	—	476,441	1,150,725	(A)	1,627,166
—	40,400	97,576	(A)	137,976		ORIX Corp.	—	551,328	1,331,596	(A)	1,882,924
—	1,700	4,106	(A)	5,806		Osaka Securities Exchange Co. Ltd.	—	171,712	414,728	(A)	586,440

American Funds Portfolio	International Portfolio	Pro Forma adjustments		International Portfolio Pro Forma Combined			American Funds Portfolio	International Portfolio	Pro Forma adjustments		International Portfolio Pro Forma Combined

—	96,608	233,333	(A)	329,941		Oversea-Chinese Banking Corp.	—	759,449	1,834,261	(A)	2,593,710
—	707	1,708	(A)	2,415		Partners Group	—	191,370	462,207	(A)	653,577
—	95,877	231,567	(A)	327,444		Prudential PLC	—	1,564,988	3,779,840	(A)	5,344,828
—	42,958	103,754	(A)	146,712		QBE Insurance Group Ltd.	—	594,777	1,436,536	(A)	2,031,313
—	12,661	30,579	(A)	43,240		Ratos AB	—	98,189	237,151	(A)	335,340
—	54,946	132,709	(A)	187,655		Resolution Ltd.	—	238,009	574,852	(A)	812,861
—	74,100	178,970	(A)	253,070		Resona Holdings, Inc.	—	360,882	871,621	(A)	1,232,503
—	139,762	337,560	(A)	477,322		Royal & Sun Alliance Insurance Group	—	253,557	612,404	(A)	865,961
—	76,499	184,764	(A)	261,263	@	Royal Bank of Scotland Group PLC	—	317,456	766,736	(A)	1,084,192
—	16,986	41,025	(A)	58,011		Sampo OYJ	—	661,429	1,597,518	(A)	2,258,947
—	4,621	11,161	(A)	15,782		Schroders PLC	—	153,404	370,509	(A)	523,913
—	6,566	15,859	(A)	22,425		Scor S.A.	—	201,525	486,734	(A)	688,259
—	23,860	57,628	(A)	81,488		Segro PLC	—	101,221	244,474	(A)	345,695
—	57,000	137,669	(A)	194,669		Shinsei Bank Ltd.	—	129,438	312,625	(A)	442,063
—	21,000	50,720	(A)	71,720		Shizuoka Bank Ltd.	—	226,502	547,059	(A)	773,561
—	39,000	94,195	(A)	133,195		Singapore Exchange Ltd.	—	215,568	520,651	(A)	736,219
—	107,843	260,468	(A)	368,311		Sino Land Co.	—	150,783	364,179	(A)	514,962
—	54,608	131,892	(A)	186,500		Skandinaviska Enskilda Banken AB	—	521,343	1,259,175	(A)	1,780,518
—	26,120	63,086	(A)	89,206		Societe Generale	—	898,928	2,171,138	(A)	3,070,066
—	7,100	17,148	(A)	24,248		Softbank Investment Corp.	—	78,057	188,527	(A)	266,584
—	7,800	18,839	(A)	26,639		Sony Financial Holdings, Inc.	—	122,808	296,612	(A)	419,420
—	90,974	219,725	(A)	310,699		Standard Chartered PLC	—	1,975,092	4,770,345	(A)	6,745,437
—	88,543	213,854	(A)	302,397		Standard Life PLC	—	465,976	1,125,449	(A)	1,591,425
—	101,630	245,462	(A)	347,092		Stockland	—	323,374	781,030	(A)	1,104,404
—	49,500	119,555	(A)	169,055		Sumitomo Mitsui Financial Group, Inc.	—	2,265,766	5,472,396	(A)	7,738,162
—	129,560	312,920	(A)	442,480		Sumitomo Mitsui Trust Holdings, Inc.	—	604,509	1,460,042	(A)	2,064,551
—	14,000	33,814	(A)	47,814		Sumitomo Realty & Development Co., Ltd.	—	557,957	1,347,607	(A)	1,905,564
—	58,915	142,295	(A)	201,210		Sun Hung Kai Properties Ltd.	—	756,589	1,827,353	(A)	2,583,942
—	46,863	113,186	(A)	160,049		Suncorp-Metway Ltd.	—	508,985	1,229,327	(A)	1,738,312
—	7,000	16,907	(A)	23,907		Suruga Bank Ltd.	—	126,941	306,594	(A)	433,535
—	18,792	45,387	(A)	64,179		Svenska Handelsbanken AB	—	752,891	1,818,421	(A)	2,571,312
—	31,537	76,170	(A)	107,707		Swedbank AB	—	722,341	1,744,635	(A)	2,466,976

American Funds Portfolio	International Portfolio	Pro Forma adjustments		International Portfolio Pro Forma Combined		American Funds Portfolio	International Portfolio	Pro Forma adjustments		International Portfolio Pro Forma Combined

—	25,079	60,572	(A)	85,651	Swire Pacific Ltd.	—	302,159	729,790	(A)	1,031,949
—	25,400	61,347	(A)	86,747	Swire Properties Ltd.	—	74,779	180,610	(A)	255,389
—	1,255	3,031	(A)	4,286	Swiss Life Holding	—	203,714	492,021	(A)	695,735
—	1,963	4,741	(A)	6,704	Swiss Prime Site AG	—	144,308	348,540	(A)	492,848
—	13,711	33,116	(A)	46,827	Swiss Re Ltd.	—	1,020,111	2,463,825	(A)	3,483,936
—	22,900	55,309	(A)	78,209	T&D Holdings, Inc.	—	306,324	739,850	(A)	1,046,174
—	27,850	67,265	(A)	95,115	Tokio Marine Holdings, Inc.	—	878,806	2,122,538	(A)	3,001,344
—	15,000	36,229	(A)	51,229	Tokyo Tatemono Co., Ltd.	—	124,816	301,462	(A)	426,278
—	20,000	48,305	(A)	68,305	Tokyu Land Corp.	—	183,079	442,182	(A)	625,261
—	137,245	331,481	(A)	468,726	UBS AG - Reg	—	2,329,575	5,626,510	(A)	7,956,085
—	3,517	8,494	(A)	12,011	Unibail-Rodamco SE	—	819,123	1,978,388	(A)	2,797,511
—	153,663	371,135	(A)	524,798	UniCredit SpA	—	718,353	1,735,003	(A)	2,453,356
—	47,775	115,389	(A)	163,164	Unione di Banche Italiane SCPA	—	172,770	417,283	(A)	590,053
—	47,000	113,517	(A)	160,517	United Overseas Bank Ltd.	—	733,957	1,772,691	(A)	2,506,648
—	67	162	(A)	229	United Urban Investment Corp.	—	90,450	218,460	(A)	308,910
—	1,435	3,466	(A)	4,901	Wendel	—	147,990	357,433	(A)	505,423
—	82,837	200,072	(A)	282,909	Westfield Group	—	867,607	2,095,489	(A)	2,963,096
—	92,531	223,486	(A)	316,017	Westfield Retail Trust	—	261,687	632,040	(A)	893,727
—	118,223	285,538	(A)	403,761	Westpac Banking Corp.	—	3,103,943	7,496,804	(A)	10,600,747
—	56,264	135,892	(A)	192,156	Wharf Holdings Ltd.	—	469,603	1,134,210	(A)	1,603,813
—	36,882	89,079	(A)	125,961	Wheelock & Co., Ltd.	—	184,018	444,450	(A)	628,468
—	5,622	13,579	(A)	19,201	Zurich Insurance Group AG	—	1,457,273	3,519,694	(A)	4,976,967
						—	104,617,206	252,676,918		357,294,124

					Health Care: 10.3%
—	4,152	10,028	(A)	14,180	Actelion Ltd. - Reg	—	250,107	604,071	(A)	854,178
—	1,700	4,106	(A)	5,806	Alfresa Holdings Corp.	—	91,027	219,853	(A)	310,880
—	17,900	43,233	(A)	61,133	Astellas Pharma, Inc.	—	972,402	2,348,596	(A)	3,320,998
—	47,073	113,693	(A)	160,766	AstraZeneca PLC	—	2,225,570	5,375,312	(A)	7,600,882
—	31,252	75,481	(A)	106,733	Bayer AG	—	3,327,402	8,036,514	(A)	11,363,916
—	10,100	24,394	(A)	34,494	Chugai Pharmaceutical Co., Ltd.	—	209,063	504,940	(A)	714,003
—	2,639	6,374	(A)	9,013	Cochlear Ltd.	—	148,112	357,728	(A)	505,840

American Funds Portfolio	International Portfolio	Pro Forma adjustments		International Portfolio Pro Forma Combined			American Funds Portfolio	International Portfolio	Pro Forma adjustments		International Portfolio Pro Forma Combined

—	4,180	10,096	(A)	14,276	@	Coloplast A/S	—	234,055	565,302	(A)	799,357
—	20,298	49,025	(A)	69,323		CSL Ltd.	—	1,143,147	2,760,988	(A)	3,904,135
—	26,000	62,797	(A)	88,797		Daiichi Sankyo Co., Ltd.	—	433,285	1,046,492	(A)	1,479,777
—	10,800	26,085	(A)	36,885		Eisai Co., Ltd.	—	440,145	1,063,061	(A)	1,503,206
—	19,744	47,687	(A)	67,431	@	Elan Corp. PLC	—	277,068	669,189	(A)	946,257
—	10,292	24,858	(A)	35,150		Elekta AB	—	156,424	377,803	(A)	534,227
—	8,070	19,491	(A)	27,561		Essilor International SA	—	859,756	2,076,527	(A)	2,936,283
—	4,767	11,514	(A)	16,281		Fresenius AG	—	586,723	1,417,084	(A)	2,003,807
—	7,419	17,919	(A)	25,338		Fresenius Medical Care AG & Co. KGaA	—	525,865	1,270,096	(A)	1,795,961
—	7,415	17,909	(A)	25,324		Getinge AB	—	225,126	543,736	(A)	768,862
—	184,970	446,749	(A)	631,719		GlaxoSmithKline PLC	—	4,623,581	11,167,113	(A)	15,790,694
—	5,435	13,127	(A)	18,562		Grifols SA	—	199,677	482,270	(A)	681,947
—	2,600	6,280	(A)	8,880		Hisamitsu Pharmaceutical Co., Inc.	—	131,937	318,661	(A)	450,598
—	11,000	26,568	(A)	37,568	(L)	Kyowa Hakko Kogyo Co., Ltd.	—	124,337	300,305	(A)	424,642
—	2,318	5,599	(A)	7,917		Lonza Group AG	—	174,169	420,662	(A)	594,831
—	5,200	12,559	(A)	17,759		Medipal Holdings Corp.	—	70,500	170,275	(A)	240,775
—	2,007	4,847	(A)	6,854		Merck KGaA	—	305,223	737,190	(A)	1,042,413
—	1,900	4,589	(A)	6,489		Miraca Holdings, Inc.	—	87,311	210,878	(A)	298,189
—	8,100	19,564	(A)	27,664		Mitsubishi Tanabe Pharma Corp.	—	104,801	253,121	(A)	357,922
—	85,984	207,673	(A)	293,657		Novartis AG	—	6,090,294	14,709,594	(A)	20,799,888
—	15,472	37,369	(A)	52,841		Novo-Nordisk A/S	—	2,405,315	5,809,442	(A)	8,214,757
—	8,300	20,047	(A)	28,347		Olympus Corp.	—	252,215	609,163	(A)	861,378
—	3,300	7,970	(A)	11,270		Ono Pharmaceutical Co., Ltd.	—	224,631	542,540	(A)	767,171
—	4,370	10,555	(A)	14,925		Orion Oyj	—	102,398	247,317	(A)	349,715
—	12,100	29,225	(A)	41,325		Otsuka Holdings Co. Ltd.	—	399,529	964,963	(A)	1,364,492
—	8,862	21,404	(A)	30,266	@	Qiagen NV	—	173,406	418,819	(A)	592,225
—	2,256	5,449	(A)	7,705		Ramsay Health Care Ltd.	—	73,739	178,098	(A)	251,837
—	26,430	63,835	(A)	90,265		Roche Holding AG - Genusschein	—	6,559,856	15,843,705	(A)	22,403,561
—	44,851	108,326	(A)	153,177		Sanofi	—	4,636,697	11,198,791	(A)	15,835,488
—	2,700	6,521	(A)	9,221		Santen Pharmaceutical Co., Ltd.	—	116,842	282,203	(A)	399,045
—	14,600	35,263	(A)	49,863		Shionogi & Co., Ltd.	—	304,460	735,348	(A)	1,039,808
—	20,326	49,092	(A)	69,418		Shire PLC	—	644,139	1,555,758	(A)	2,199,897

American Funds Portfolio	International Portfolio	Pro Forma adjustments		International Portfolio Pro Forma Combined			American Funds Portfolio	International Portfolio	Pro Forma adjustments		International Portfolio Pro Forma Combined

—	34,631	83,643	(A)	118,274		Smith & Nephew PLC	—	387,865	936,792	(A)	1,324,657
—	14,766	35,664	(A)	50,430		Sonic Healthcare Ltd.	—	200,601	484,502	(A)	685,103
—	1,851	4,471	(A)	6,322		Sonova Holding AG - Reg	—	195,828	472,974	(A)	668,802
—	4,600	11,110	(A)	15,710		Suzuken Co., Ltd.	—	154,814	373,915	(A)	528,729
—	2,600	6,280	(A)	8,880		Sysmex Corp.	—	170,288	411,288	(A)	581,576
—	1,100	2,657	(A)	3,757		Taisho Pharmaceutical Holdings Co. Ltd.	—	78,074	188,568	(A)	266,642
—	30,400	73,424	(A)	103,824		Takeda Pharmaceutical Co., Ltd.	—	1,370,857	3,310,965	(A)	4,681,822
—	5,500	13,284	(A)	18,784		Terumo Corp.	—	273,388	660,301	(A)	933,689
—	33,226	80,249	(A)	113,475		Teva Phaemaceutical Industries Ltd.	—	1,300,387	3,140,762	(A)	4,441,149
—	5,039	12,170	(A)	17,209		UCB S.A.	—	270,496	653,316	(A)	923,812
—	838	2,024	(A)	2,862	@	William Demant Holding	—	69,237	167,225	(A)	236,462
							—	44,382,169	107,194,116		151,576,285

						Industrials: 12.5%
—	82,867	200,145	(A)	283,012		ABB Ltd.	—	1,795,061	4,335,525	(A)	6,130,586
—	14,590	35,239	(A)	49,829		Abertis Infraestructuras S.A.	—	254,209	613,979	(A)	868,188
—	6,653	16,069	(A)	22,722	(L)	ACS Actividades de Construccion y Servicios S.A.	—	175,999	425,082	(A)	601,081
—	4,916	11,873	(A)	16,789		Adecco S.A.	—	279,976	676,213	(A)	956,189
—	992	2,396	(A)	3,388		Aeroports de Paris	—	96,432	232,908	(A)	329,340
—	10,052	24,278	(A)	34,330		Aggreko PLC	—	251,246	606,822	(A)	858,068
—	13,783	33,289	(A)	47,072		Alfa Laval AB	—	281,522	679,947	(A)	961,469
—	30,000	72,457	(A)	102,457	(L)	All Nippon Airways Co., Ltd.	—	62,380	150,663	(A)	213,043
—	15,303	36,961	(A)	52,264	(L)	ALS Ltd./Queensland	—	133,218	321,755	(A)	454,973
—	7,838	18,931	(A)	26,769	@	Alstom	—	257,114	620,995	(A)	878,109
—	15,421	37,246	(A)	52,667		Altantia S.p.A.	—	251,519	607,482	(A)	859,001
—	14,000	33,813	(A)	47,813		Amada Co., Ltd.	—	92,171	222,616	(A)	314,787
—	2,764	6,676	(A)	9,440		Andritz AG	—	141,813	342,514	(A)	484,327
—	29	70	(A)	99		AP Moller - Maersk A/S	—	195,255	471,590	(A)	666,845
—	53	128	(A)	181		AP Moller - Maersk A/S - Class B	—	379,142	915,723	(A)	1,294,865
—	39,000	94,195	(A)	133,195	(L)	Asahi Glass Co., Ltd.	—	252,790	610,552	(A)	863,342
—	38,956	94,089	(A)	133,045		Asciano Group	—	178,175	430,338	(A)	608,513
—	12,307	29,724	(A)	42,031		Assa Abloy AB	—	480,979	1,161,685	(A)	1,642,664

American Funds Portfolio	International Portfolio	Pro Forma adjustments		International Portfolio Pro Forma Combined			American Funds Portfolio	International Portfolio	Pro Forma adjustments		International Portfolio Pro Forma Combined

—	26,444	63,869	(A)	90,313		Atlas Copco AB - Class A	—	637,349	1,539,358	(A)	2,176,707
—	16,615	40,129	(A)	56,744		Atlas Copco AB - Class B	—	355,573	858,798	(A)	1,214,371
—	39,544	95,509	(A)	135,053		Auckland International Airport Ltd.	—	90,950	219,667	(A)	310,617
—	65,737	158,771	(A)	224,508		Aurizon Holdings Ltd.	—	249,705	603,100	(A)	852,805
—	14,280	34,490	(A)	48,770		Babcock International Group	—	239,776	579,119	(A)	818,895
—	124,118	299,776	(A)	423,894		BAE Systems PLC	—	722,804	1,745,754	(A)	2,468,558
—	6,685	16,146	(A)	22,831		Bouygues S.A.	—	170,345	411,426	(A)	581,771
—	58,583	141,493	(A)	200,076		Brambles Ltd.	—	499,019	1,205,257	(A)	1,704,276
—	1,720	4,154	(A)	5,874		Brenntag AG	—	261,426	631,410	(A)	892,836
—	12,261	29,613	(A)	41,874		Bunzl PLC	—	239,141	577,586	(A)	816,727
—	8,312	20,076	(A)	28,388		Bureau Veritas SA	—	215,241	519,861	(A)	735,102
—	25,692	62,053	(A)	87,745		Capita Group PLC	—	377,649	912,117	(A)	1,289,766
—	51,053	123,306	(A)	174,359		Cathay Pacific Airways Ltd.	—	88,840	214,571	(A)	303,411
—	5,900	14,250	(A)	20,150		Central Japan Railway Co.	—	719,092	1,736,788	(A)	2,455,880
—	6,000	14,491	(A)	20,491		Chiyoda Corp.	—	70,763	170,910	(A)	241,673
—	15,320	37,002	(A)	52,322		Cie de Saint-Gobain	—	620,770	1,499,316	(A)	2,120,086
—	43,287	104,549	(A)	147,836		Cobham PLC	—	172,588	416,843	(A)	589,431
—	64,000	154,576	(A)	218,576		ComfortDelgro Corp., Ltd.	—	91,975	222,143	(A)	314,118
—	26,000	62,797	(A)	88,797	(L)	Dai Nippon Printing Co., Ltd.	—	237,244	573,004	(A)	810,248
—	9,000	21,737	(A)	30,737		Daikin Industries Ltd.	—	363,778	878,616	(A)	1,242,394
—	12,910	31,181	(A)	44,091	@	Deutsche Lufthansa AG	—	261,522	631,642	(A)	893,164
—	31,341	75,696	(A)	107,037		Deutsche Post AG	—	777,818	1,878,626	(A)	2,656,444
—	6,971	16,837	(A)	23,808		DSV A/S	—	169,814	410,144	(A)	579,958
—	12,902	31,162	(A)	44,064		East Japan Railway Co.	—	1,004,195	2,425,384	(A)	3,429,579
—	2,489	6,012	(A)	8,501		easyJet PLC	—	49,061	118,495	(A)	167,556
—	6,400	15,458	(A)	21,858		Edenred	—	195,965	473,305	(A)	669,270
—	20,250	48,909	(A)	69,159		European Aeronautic Defence and Space Co. NV	—	1,083,385	2,616,648	(A)	3,700,033
—	37,586	90,780	(A)	128,366		Experian Group Ltd.	—	653,240	1,577,739	(A)	2,230,979
—	7,300	17,631	(A)	24,931		Fanuc Ltd.	—	1,056,506	2,551,728	(A)	3,608,234
—	16,172	39,059	(A)	55,231		Ferrovial SA	—	258,185	623,582	(A)	881,767
—	32,093	77,513	(A)	109,606		Fiat Industrial SpA	—	357,253	862,856	(A)	1,220,109
—	6,958	16,805	(A)	23,763		GEA Group AG	—	246,362	595,026	(A)	841,388

American Funds Portfolio	International Portfolio	Pro Forma adjustments		International Portfolio Pro Forma Combined			American Funds Portfolio	International Portfolio	Pro Forma adjustments		International Portfolio Pro Forma Combined

—	1,472	3,555	(A)	5,027		Geberit AG - Reg	—	364,649	880,719	(A)	1,245,368
—	55,656	134,423	(A)	190,079		Group 4 Securicor PLC	—	196,244	473,979	(A)	670,223
—	16,997	41,052	(A)	58,049		Groupe Eurotunnel S.A.	—	129,244	312,157	(A)	441,401
—	41,000	99,025	(A)	140,025		Hankyu Hanshin Holdings, Inc.	—	233,355	563,611	(A)	796,966
—	8,719	21,059	(A)	29,778		Hexagon AB	—	233,071	562,925	(A)	795,996
—	13,000	31,398	(A)	44,398		Hino Motors Ltd.	—	190,761	460,736	(A)	651,497
—	4,100	9,903	(A)	14,003		Hitachi Construction Machinery Co., Ltd.	—	82,697	199,734	(A)	282,431
—	209,400	505,754	(A)	715,154		Hutchison Port Holdings Trust	—	153,909	371,729	(A)	525,638
—	86,615	209,197	(A)	295,812		Hutchison Whampoa Ltd.	—	906,189	2,188,675	(A)	3,094,864
—	54,000	130,424	(A)	184,424		IHI Corp.	—	204,310	493,460	(A)	697,770
—	11,845	28,609	(A)	40,454	@	IMI PLC	—	223,262	539,234	(A)	762,496
—	32,094	77,515	(A)	109,609	@	International Consolidated Airlines Group SA	—	128,852	311,210	(A)	440,062
—	5,366	12,960	(A)	18,326		Intertek Group PLC	—	238,529	576,108	(A)	814,637
—	57,100	137,911	(A)	195,011		Itochu Corp.	—	660,298	1,594,786	(A)	2,255,084
—	26,544	64,110	(A)	90,654		Invensys PLC	—	166,219	401,461	(A)	567,680
—	2,500	6,038	(A)	8,538		Japan Airlines Co. Ltd.	—	128,702	310,848	(A)	439,550
—	9,000	21,737	(A)	30,737		JGC Corp.	—	324,112	782,812	(A)	1,106,924
—	8,100	19,564	(A)	27,664		JTEKT Corp.	—	90,792	219,286	(A)	310,078
—	31,000	74,873	(A)	105,873		Kajima Corp.	—	102,776	248,230	(A)	351,006
—	10,000	24,153	(A)	34,153		Kamigumi Co., Ltd.	—	80,481	194,382	(A)	274,863
—	57,000	137,669	(A)	194,669		Kawasaki Heavy Industries Ltd.	—	174,933	422,507	(A)	597,440
—	18,000	43,475	(A)	61,475		Keihin Electric Express Railway Co., Ltd.	—	154,530	373,229	(A)	527,759
—	21,000	50,720	(A)	71,720		Keio Corp.	—	144,280	348,473	(A)	492,753
—	13,000	31,398	(A)	44,398		Keisei Electric Railway Co., Ltd.	—	121,792	294,158	(A)	415,950
—	53,700	129,699	(A)	183,399		Keppel Corp., Ltd.	—	439,231	1,060,854	(A)	1,500,085
—	61,000	147,330	(A)	208,330		Kintetsu Corp.	—	267,790	646,780	(A)	914,570
—	35,500	85,741	(A)	121,241		Komatsu Ltd.	—	817,634	1,974,792	(A)	2,792,426
—	6,012	14,521	(A)	20,533		Kone OYJ	—	476,866	1,151,752	(A)	1,628,618
—	3,412	8,241	(A)	11,653		Koninklijke Boskalis Westminster NV	—	124,294	300,201	(A)	424,495
—	39,384	95,122	(A)	134,506		Koninklijke Philips Electronics NV	—	1,073,646	2,593,126	(A)	3,666,772
—	2,584	6,241	(A)	8,825		Koninklijke Vopak NV	—	152,516	368,365	(A)	520,881
—	42,000	101,441	(A)	143,441		Kubota Corp.	—	611,242	1,476,303	(A)	2,087,545

American Funds Portfolio	International Portfolio	Pro Forma adjustments		International Portfolio Pro Forma Combined			American Funds Portfolio	International Portfolio	Pro Forma adjustments		International Portfolio Pro Forma Combined

—	2,358	5,695	(A)	8,053		Kuehne & Nagel International AG	—	258,708	624,845	(A)	883,553
—	5,800	14,008	(A)	19,808		Kurita Water Industries Ltd.	—	122,764	296,506	(A)	419,270
—	8,260	19,950	(A)	28,210		Legrand S.A.	—	382,975	924,981	(A)	1,307,956
—	5,312	12,830	(A)	18,142		Leighton Holdings Ltd.	—	74,442	179,796	(A)	254,238
—	10,600	25,602	(A)	36,202		LIXIL Group Corp.	—	258,118	623,420	(A)	881,538
—	4,000	9,661	(A)	13,661		Makita Corp.	—	215,049	519,398	(A)	734,447
—	1,557	3,761	(A)	5,318		MAN AG	—	169,744	409,975	(A)	579,719
—	63,000	152,161	(A)	215,161		Marubeni Corp.	—	421,051	1,016,944	(A)	1,437,995
—	29,970	72,385	(A)	102,355		Meggitt PLC	—	236,126	570,304	(A)	806,430
—	60,400	145,881	(A)	206,281		Melrose Industries PLC	—	228,933	552,931	(A)	781,864
—	4,873	11,770	(A)	16,643		Metso OYJ	—	165,062	398,666	(A)	563,728
—	53,100	128,250	(A)	181,350		Mitsubishi Corp.	—	907,145	2,190,984	(A)	3,098,129
—	74,000	178,729	(A)	252,729		Mitsubishi Electric Corp.	—	691,464	1,670,060	(A)	2,361,524
—	121,000	292,246	(A)	413,246		Mitsubishi Heavy Industries Ltd.	—	672,707	1,624,757	(A)	2,297,464
—	66,007	159,423	(A)	225,430		Mitsui & Co., Ltd.	—	827,742	1,999,205	(A)	2,826,947
—	37,000	89,364	(A)	126,364		Mitsui OSK Lines Ltd.	—	143,787	347,282	(A)	491,069
—	57,658	139,259	(A)	196,917		MTR Corp.	—	211,883	511,751	(A)	723,634
—	3,800	9,178	(A)	12,978		Nabtesco Corp.	—	78,898	190,559	(A)	269,457
—	13,000	31,398	(A)	44,398		NGK Insulators Ltd.	—	160,648	388,005	(A)	548,653
—	4,200	10,144	(A)	14,344	(L)	Nidec Corp.	—	293,841	709,700	(A)	1,003,541
—	34,000	82,119	(A)	116,119		Nippon Express Co., Ltd.	—	161,452	389,947	(A)	551,399
—	62,000	149,746	(A)	211,746		Nippon Yusen KK	—	164,044	396,208	(A)	560,252
—	154,727	373,705	(A)	528,432		Noble Group Ltd.	—	117,675	284,215	(A)	401,890
—	18,000	43,475	(A)	61,475		NSK Ltd.	—	171,717	414,740	(A)	586,457
—	50,179	121,195	(A)	171,374		NWS Holdings Ltd.	—	76,929	185,803	(A)	262,732
—	20,000	48,305	(A)	68,305		Obayashi Corp.	—	103,702	250,466	(A)	354,168
—	23,000	55,551	(A)	78,551		Odakyu Electric Railway Co., Ltd.	—	224,610	542,490	(A)	767,100
—	27,768	67,067	(A)	94,835		Orkla ASA	—	227,351	549,110	(A)	776,461
—	9,115	22,015	(A)	31,130		Prysmian S.p.A.	—	170,039	410,687	(A)	580,726
—	4,352	10,511	(A)	14,863		Randstad Holdings NV	—	178,903	432,096	(A)	610,999
—	4,333	10,465	(A)	14,798		Rexel SA	—	97,625	235,789	(A)	333,414
—	74,406	179,709	(A)	254,115		Rolls-Royce Holdings PLC	—	1,281,159	3,094,322	(A)	4,375,481

American Funds Portfolio	International Portfolio	Pro Forma adjustments		International Portfolio Pro Forma Combined			American Funds Portfolio	International Portfolio	Pro Forma adjustments		International Portfolio Pro Forma Combined

—	8,854,314	21,385,269	(A)	30,239,583	@	Rolls-Royce Holdings PLC - C shares	—	13,467	32,526	(A)	45,993
—	8,493	20,513	(A)	29,006		Safran S.A.	—	443,387	1,070,891	(A)	1,514,278
—	38,510	93,011	(A)	131,521		Sandvik AB	—	459,937	1,110,864	(A)	1,570,801
—	11,867	28,662	(A)	40,529		Scania AB - B Shares	—	237,422	573,434	(A)	810,856
—	1,925	4,649	(A)	6,574		Schindler Holding AG	—	267,841	646,903	(A)	914,744
—	906	2,188	(A)	3,094		Schindler Holding AG	—	122,704	296,361	(A)	419,065
—	19,441	46,955	(A)	66,396		Schneider Electric S.A.	—	1,411,928	3,410,162	(A)	4,822,090
—	7,900	19,080	(A)	26,980		Secom Co., Ltd.	—	429,528	1,037,418	(A)	1,466,946
—	10,023	24,208	(A)	34,231		Securitas AB	—	87,624	211,634	(A)	299,258
—	10,903	26,334	(A)	37,237		Seek Ltd.	—	90,253	217,984	(A)	308,237
—	36,000	86,949	(A)	122,949		SembCorp Industries Ltd.	—	140,058	338,275	(A)	478,333
—	34,000	82,119	(A)	116,119		SembCorp Marine Ltd.	—	115,217	278,278	(A)	393,495
—	14,534	35,103	(A)	49,637		Serco Group PLC	—	136,680	330,117	(A)	466,797
—	205	495	(A)	700		SGS S.A.	—	440,119	1,062,998	(A)	1,503,117
—	21,000	50,720	(A)	71,720		Shimizu Corp.	—	84,419	203,893	(A)	288,312
—	30,535	73,750	(A)	104,285		Siemens AG	—	3,092,066	7,468,118	(A)	10,560,184
—	21,000	50,720	(A)	71,720		Singapore Airlines Ltd.	—	167,620	404,845	(A)	572,465
—	58,000	140,084	(A)	198,084		Singapore Technologies Engineering Ltd.	—	191,061	461,460	(A)	652,521
—	16,101	38,888	(A)	54,989		Skanska AB	—	266,829	644,459	(A)	911,288
—	13,139	31,734	(A)	44,873		SKF AB - B Shares	—	307,809	743,436	(A)	1,051,245
—	2,200	5,314	(A)	7,514		SMC Corp.	—	441,046	1,065,237	(A)	1,506,283
—	15,032	36,306	(A)	51,338		Smiths Group PLC	—	299,060	722,305	(A)	1,021,365
—	63,348	153,001	(A)	216,349		Snam Rete Gas S.p.A.	—	288,444	696,665	(A)	985,109
—	1,136	2,744	(A)	3,880		Societe BIC S.A.	—	113,962	275,247	(A)	389,209
—	51,500	124,385	(A)	175,885		Sojitz Corp.	—	85,447	206,376	(A)	291,823
—	867	2,094	(A)	2,961		Sulzer AG	—	138,445	334,380	(A)	472,825
—	45,000	108,686	(A)	153,686		Sumitomo Corp.	—	560,862	1,354,623	(A)	1,915,485
—	27,900	67,386	(A)	95,286		Sumitomo Electric Industries Ltd.	—	332,123	802,161	(A)	1,134,284
—	19,000	45,890	(A)	64,890		Sumitomo Heavy Industries	—	79,783	192,696	(A)	272,479
—	39,000	94,195	(A)	133,195		Taisei Corp.	—	140,789	340,041	(A)	480,830
—	3,716	8,975	(A)	12,691		Thales S.A.	—	173,402	418,810	(A)	592,212
—	4,500	10,869	(A)	15,369		THK Co., Ltd.	—	94,424	228,058	(A)	322,482

American Funds Portfolio	International Portfolio	Pro Forma adjustments		International Portfolio Pro Forma Combined			American Funds Portfolio	International Portfolio	Pro Forma adjustments		International Portfolio Pro Forma Combined

—	11,964	28,896	(A)	40,860		TNT Express NV	—	89,638	216,498	(A)	306,136
—	37,000	89,364	(A)	126,364		Tobu Railway Co., Ltd.	—	190,684	460,550	(A)	651,234
—	43,000	103,856	(A)	146,856		Tokyu Corp.	—	281,553	680,021	(A)	961,574
—	29,874	72,153	(A)	102,027		Toll Holdings Ltd.	—	144,587	349,214	(A)	493,801
—	27,000	65,212	(A)	92,212		Toppan Printing Co., Ltd.	—	187,302	452,382	(A)	639,684
—	155,000	374,364	(A)	529,364		Toshiba Corp.	—	743,004	1,794,542	(A)	2,537,546
—	10,000	24,153	(A)	34,153		Toto Ltd.	—	101,680	245,583	(A)	347,263
—	8,500	20,530	(A)	29,030		Toyota Tsusho Corp.	—	218,560	527,877	(A)	746,437
—	49,105	118,601	(A)	167,706		Transurban Group	—	303,251	732,428	(A)	1,035,679
—	4,439	10,721	(A)	15,160		Travis Perkins PLC	—	98,290	237,395	(A)	335,685
—	3,795	9,166	(A)	12,961		Vallourec	—	192,582	465,134	(A)	657,716
—	17,757	42,888	(A)	60,645		Vinci S.A.	—	890,696	2,151,255	(A)	3,041,951
—	53,023	128,064	(A)	181,087		Volvo AB - B Shares	—	707,563	1,708,943	(A)	2,416,506
—	6,236	15,062	(A)	21,298		Wartsila OYJ	—	270,922	654,345	(A)	925,267
—	8,376	20,230	(A)	28,606		Weir Group PLC	—	273,887	661,506	(A)	935,393
—	6,700	16,182	(A)	22,882		West Japan Railway Co.	—	284,149	686,291	(A)	970,440
—	10,146	24,505	(A)	34,651		Wolseley PLC	—	468,135	1,130,664	(A)	1,598,799
—	14,900	35,987	(A)	50,887		Yamato Holdings Co., Ltd.	—	313,798	757,901	(A)	1,071,699
—	1,378	3,328	(A)	4,706		Zodiac Aerospace	—	182,464	440,697	(A)	623,161
							—	54,186,335	130,873,653		185,059,988

						Information Technology: 4.2%
—	26,500	64,004	(A)	90,504		AAC Technologies Holdings, Inc.	—	148,678	359,095	(A)	507,773
—	5,500	13,284	(A)	18,784		Advantest Corp.	—	90,622	218,875	(A)	309,497
—	12,374	29,886	(A)	42,260		Amadeus IT Holding S.A.	—	396,030	956,512	(A)	1,352,542
—	54,138	130,757	(A)	184,895		ARM Holdings PLC	—	654,916	1,581,787	(A)	2,236,703
—	7,200	17,390	(A)	24,590		ASM Pacific Technology Ltd.	—	79,040	190,902	(A)	269,942
—	11,808	28,519	(A)	40,327		ASML Holding NV	—	932,128	2,251,324	(A)	3,183,452
—	1,959	4,731	(A)	6,690	(L)	Atos Origin	—	145,589	351,634	(A)	497,223
—	8,300	20,047	(A)	28,347		Brother Industries Ltd.	—	93,135	224,944	(A)	318,079
—	42,900	103,614	(A)	146,514	(L)	Canon, Inc.	—	1,405,974	3,395,781	(A)	4,801,755
—	5,789	13,982	(A)	19,771		Capgemini S.A.	—	281,123	678,983	(A)	960,106

American Funds Portfolio	International Portfolio	Pro Forma adjustments		International Portfolio Pro Forma Combined			American Funds Portfolio	International Portfolio	Pro Forma adjustments		International Portfolio Pro Forma Combined

—	19,806	47,836	(A)	67,642		Computershare Ltd.	—	185,702	448,517	(A)	634,219
—	2,368	5,719	(A)	8,087		Dassault Systemes SA	—	289,432	699,051	(A)	988,483
—	18,900	45,648	(A)	64,548		Fuji Photo Film Co., Ltd.	—	415,680	1,003,972	(A)	1,419,652
—	73,000	176,313	(A)	249,313		Fujitsu Ltd.	—	302,001	729,408	(A)	1,031,409
—	3,144	7,594	(A)	10,738		Gemalto NV	—	284,665	687,538	(A)	972,203
—	120	290	(A)	410	(L), @	GungHo Online Entertainment, Inc.	—	131,103	316,647	(A)	447,750
—	2,200	5,314	(A)	7,514		Hamamatsu Photonics KK	—	79,449	191,889	(A)	271,338
—	1,400	3,381	(A)	4,781		Hirose Electric Co., Ltd.	—	184,394	445,358	(A)	629,752
—	182,000	439,576	(A)	621,576		Hitachi Ltd.	—	1,166,165	2,816,582	(A)	3,982,747
—	17,100	41,301	(A)	58,401		Hoya Corp.	—	351,716	849,483	(A)	1,201,199
—	4,700	11,352	(A)	16,052		Ibiden Co., Ltd.	—	73,154	176,685	(A)	249,839
—	41,998	101,436	(A)	143,434		Infineon Technologies AG	—	351,560	849,106	(A)	1,200,666
—	1,807	4,364	(A)	6,171		Keyence Corp.	—	575,730	1,390,533	(A)	1,966,263
—	3,400	8,212	(A)	11,612		Konami Corp.	—	72,179	174,330	(A)	246,509
—	19,500	47,097	(A)	66,597		Konica Minolta Holdings, Inc.	—	146,771	354,489	(A)	501,260
—	6,100	14,733	(A)	20,833		Kyocera Corp.	—	620,650	1,499,026	(A)	2,119,676
—	1,200	2,898	(A)	4,098	@	Mellanox Technologies Ltd.	—	59,660	144,094	(A)	203,754
—	8,400	20,288	(A)	28,688		Murata Manufacturing Co., Ltd.	—	638,945	1,543,213	(A)	2,182,158
—	105,000	253,601	(A)	358,601		NEC Corp.	—	229,935	555,351	(A)	785,286
—	1,992	4,811	(A)	6,803		NICE Systems Ltd.	—	73,243	176,900	(A)	250,143
—	3,900	9,419	(A)	13,319		Nintendo Co., Ltd.	—	459,182	1,109,040	(A)	1,568,222
—	14,000	33,813	(A)	47,813		Nippon Electric Glass Co., Ltd.	—	68,150	164,599	(A)	232,749
—	145,819	352,190	(A)	498,009	(L), @	Nokia OYJ	—	543,601	1,312,933	(A)	1,856,534
—	3,900	9,419	(A)	13,319		Nomura Research Institute Ltd.	—	126,659	305,913	(A)	432,572
—	52	126	(A)	178		NTT Data Corp.	—	185,222	447,358	(A)	632,580
—	7,800	18,839	(A)	26,639		Omron Corp.	—	232,541	561,645	(A)	794,186
—	28,000	67,627	(A)	95,627		Ricoh Co., Ltd.	—	331,809	801,402	(A)	1,133,211
—	4,000	9,661	(A)	13,661		Rohm Co., Ltd.	—	162,445	392,346	(A)	554,791
—	48,004	115,942	(A)	163,946		Sage Group PLC/The	—	248,097	599,217	(A)	847,314
—	34,958	84,432	(A)	119,390		SAP AG	—	2,552,726	6,165,476	(A)	8,718,202
—	10,000	24,153	(A)	34,153		Shimadzu Corp.	—	80,496	194,418	(A)	274,914
—	25,768	62,236	(A)	88,004		STMicroelectronics NV	—	231,572	559,305	(A)	790,877

American Funds Portfolio	International Portfolio	Pro Forma adjustments		International Portfolio Pro Forma Combined			American Funds Portfolio	International Portfolio	Pro Forma adjustments		International Portfolio Pro Forma Combined

—	4,900	11,835	(A)	16,735		TDK Corp.	—	168,855	407,827	(A)	576,682
—	114,784	277,232	(A)	392,016		Telefonaktiebolaget LM Ericsson	—	1,301,631	3,143,767	(A)	4,445,398
—	6,300	15,216	(A)	21,516		Tokyo Electron Ltd.	—	318,525	769,318	(A)	1,087,843
—	4,800	11,593	(A)	16,393		Trend Micro, Inc.	—	152,605	368,580	(A)	521,185
—	6,506	15,714	(A)	22,220		United Internet AG	—	183,404	442,967	(A)	626,371
—	583	1,408	(A)	1,991		Yahoo! Japan Corp.	—	287,078	693,366	(A)	980,444
—	10,300	24,877	(A)	35,177		Yokogawa Electric Corp.	—	123,132	297,395	(A)	420,527
							—	18,217,099	43,998,881		62,215,980

						Materials: 7.9%
—	11,865	28,657	(A)	40,522		Air Liquide	—	1,465,318	3,539,112	(A)	5,004,430
—	6,000	14,491	(A)	20,491		Air Water, Inc.	—	84,347	203,719	(A)	288,066
—	9,142	22,080	(A)	31,222		Akzo Nobel NV	—	515,844	1,245,893	(A)	1,761,737
—	88,666	214,151	(A)	302,817	@	Alumina Ltd.	—	78,911	190,590	(A)	269,501
—	46,365	111,983	(A)	158,348		Amcor Ltd.	—	428,503	1,034,943	(A)	1,463,446
—	50,040	120,859	(A)	170,899		Anglo American PLC	—	964,307	2,329,044	(A)	3,293,351
—	15,130	36,543	(A)	51,673		Antofagasta PLC	—	183,333	442,795	(A)	626,128
—	35,018	84,577	(A)	119,595		ArcelorMittal	—	391,931	946,612	(A)	1,338,543
—	2,310	5,579	(A)	7,889		Arkema	—	211,746	511,420	(A)	723,166
—	47,000	113,517	(A)	160,517		Asahi Kasei Corp.	—	310,112	748,999	(A)	1,059,111
—	34,874	84,229	(A)	119,103		BASF AG	—	3,110,520	7,512,689	(A)	10,623,209
—	123,024	297,134	(A)	420,158		BHP Billiton Ltd.	—	3,540,991	8,552,385	(A)	12,093,376
—	80,971	195,565	(A)	276,536		BHP Billiton PLC	—	2,064,598	4,986,524	(A)	7,051,122
—	10,994	26,553	(A)	37,547		Boliden AB	—	136,274	329,136	(A)	465,410
—	22,785	55,032	(A)	77,817		Boral Ltd.	—	87,183	210,569	(A)	297,752
—	26,517	64,045	(A)	90,562		CRH PLC	—	536,507	1,295,800	(A)	1,832,307
—	5,385	13,006	(A)	18,391		Croda International	—	203,070	490,465	(A)	693,535
—	13,000	31,398	(A)	44,398		Daicel Corp.	—	113,620	274,421	(A)	388,041
—	25,824	62,372	(A)	88,196		Fletcher Building Ltd.	—	168,179	406,195	(A)	574,374
—	58,435	141,135	(A)	199,570		Fortescue Metals Group Ltd.	—	160,863	388,525	(A)	549,388
—	7,910	19,105	(A)	27,015		Fresnillo PLC	—	106,792	257,930	(A)	364,722
—	279	674	(A)	953		Givaudan	—	359,512	868,312	(A)	1,227,824

American Funds Portfolio	International Portfolio	Pro Forma adjustments		International Portfolio Pro Forma Combined		American Funds Portfolio	International Portfolio	Pro Forma adjustments		International Portfolio Pro Forma Combined

—	380,637	919,334	(A)	1,299,971	Glencore Xstrata PLC	—	1,575,650	3,805,592	(A)	5,381,242
—	5,476	13,226	(A)	18,702	HeidelbergCement AG	—	366,895	886,144	(A)	1,253,039
—	7,000	16,907	(A)	23,907	Hitachi Metals Ltd.	—	78,405	189,368	(A)	267,773
—	9,190	22,196	(A)	31,386	Holcim Ltd.	—	639,682	1,544,993	(A)	2,184,675
—	15,793	38,144	(A)	53,937	Iluka Resources Ltd.	—	142,329	343,760	(A)	486,089
—	2,039	4,925	(A)	6,964	Imerys S.A.	—	125,193	302,373	(A)	427,566
—	57,537	138,966	(A)	196,503	Incitec Pivot Ltd.	—	149,807	361,822	(A)	511,629
—	17,200	41,542	(A)	58,742	Israel Chemicals Ltd.	—	168,911	407,963	(A)	576,874
—	16,704	40,344	(A)	57,048	James Hardie Industries SE	—	143,436	346,434	(A)	489,870
—	18,100	43,716	(A)	61,816	JFE Holdings, Inc.	—	396,534	957,730	(A)	1,354,264
—	8,004	19,332	(A)	27,336	Johnson Matthey PLC	—	319,801	772,400	(A)	1,092,201
—	9,700	23,428	(A)	33,128	JSR Corp.	—	196,266	474,032	(A)	670,298
—	5,775	13,948	(A)	19,723	K+S AG	—	213,426	515,478	(A)	728,904
—	8,000	19,322	(A)	27,322	Kansai Paint Co., Ltd.	—	102,121	246,648	(A)	348,769
—	87,000	210,127	(A)	297,127	Kobe Steel Ltd.	—	107,591	259,859	(A)	367,450
—	6,519	15,745	(A)	22,264	Koninklijke DSM NV	—	424,994	1,026,468	(A)	1,451,462
—	13,800	33,330	(A)	47,130	Kuraray Co., Ltd.	—	193,410	467,134	(A)	660,544
—	7,251	17,513	(A)	24,764	Lafarge S.A.	—	445,231	1,075,345	(A)	1,520,576
—	3,139	7,581	(A)	10,720	Lanxess	—	189,036	456,570	(A)	645,606
—	6,522	15,752	(A)	22,274	Linde AG	—	1,215,351	2,935,379	(A)	4,150,730
—	57,500	138,877	(A)	196,377	Mitsubishi Chemical Holdings Corp.	—	269,486	650,877	(A)	920,363
—	22,000	53,136	(A)	75,136	Mitsubishi Gas Chemical Co., Inc.	—	161,295	389,568	(A)	550,863
—	40,000	96,610	(A)	136,610	Mitsubishi Materials Corp.	—	140,823	340,123	(A)	480,946
—	28,935	69,885	(A)	98,820	Newcrest Mining Ltd.	—	267,106	645,128	(A)	912,234
—	303,790	733,729	(A)	1,037,519	Nippon Steel Corp.	—	818,487	1,976,852	(A)	2,795,339
—	6,900	16,665	(A)	23,565	Nitto Denko Corp.	—	442,536	1,068,836	(A)	1,511,372
—	34,165	82,517	(A)	116,682	Norsk Hydro ASA	—	136,999	330,887	(A)	467,886
—	9,588	23,157	(A)	32,745	Novozymes A/S	—	307,106	741,738	(A)	1,048,844
—	25,000	60,381	(A)	85,381	OJI Paper Co., Ltd.	—	100,770	243,385	(A)	344,155
—	13,923	33,628	(A)	47,551	Orica Ltd.	—	262,456	633,897	(A)	896,353
—	3,332	8,048	(A)	11,380	Randgold Resources Ltd.	—	211,138	509,951	(A)	721,089
—	31,230	75,428	(A)	106,658	Rexam PLC	—	226,645	547,405	(A)	774,050

American Funds Portfolio	International Portfolio	Pro Forma adjustments		International Portfolio Pro Forma Combined			American Funds Portfolio	International Portfolio	Pro Forma adjustments		International Portfolio Pro Forma Combined

—	16,387	39,579	(A)	55,966		Rio Tinto Ltd.	—	785,355	1,896,830	(A)	2,682,185
—	48,331	116,732	(A)	165,063		Rio Tinto PLC	—	1,965,583	4,747,378	(A)	6,712,961
—	16,286	39,335	(A)	55,621		Shin-Etsu Chemical Co., Ltd.	—	1,077,894	2,603,386	(A)	3,681,280
—	49,000	118,347	(A)	167,347		Showa Denko KK	—	64,623	156,081	(A)	220,704
—	100	242	(A)	342		Sika AG	—	258,574	624,521	(A)	883,095
—	2,299	5,553	(A)	7,852		Solvay S.A.	—	301,027	727,056	(A)	1,028,083
—	26,805	64,741	(A)	91,546		Stora Enso OYJ (Euro Denominated Security)	—	179,492	433,518	(A)	613,010
—	57,000	137,669	(A)	194,669		Sumitomo Chemical Co., Ltd.	—	178,779	431,796	(A)	610,575
—	20,000	48,305	(A)	68,305		Sumitomo Metal Mining Co., Ltd.	—	222,773	538,053	(A)	760,826
—	3,590	8,671	(A)	12,261		Syngenta AG	—	1,399,952	3,381,237	(A)	4,781,189
—	36,000	86,949	(A)	122,949		Taiheiyo Cement Corp.	—	114,883	277,471	(A)	392,354
—	47,000	113,517	(A)	160,517		Teijin Ltd.	—	102,953	248,657	(A)	351,610
—	14,991	36,207	(A)	51,198	@	ThyssenKrupp AG	—	293,856	709,736	(A)	1,003,592
—	56,000	135,254	(A)	191,254		Toray Industries, Inc.	—	361,852	873,964	(A)	1,235,816
—	6,500	15,699	(A)	22,199		Toyo Seikan Kaisha Ltd.	—	100,053	241,653	(A)	341,706
—	37,000	89,364	(A)	126,364		Ube Industries Ltd./Japan	—	68,453	165,331	(A)	233,784
—	4,445	10,736	(A)	15,181		Umicore	—	184,577	445,800	(A)	630,377
—	24,043	58,070	(A)	82,113		UPM-Kymmene OYJ	—	235,643	569,137	(A)	804,780
—	4,474	10,806	(A)	15,280	(L)	Voestalpine AG	—	158,215	382,129	(A)	540,344
—	6,672	16,115	(A)	22,787	(L)	Yara International ASA	—	266,074	642,636	(A)	908,710
							—	34,081,988	82,316,587		116,398,575

						Telecommunication Services: 5.1%
—	6,092	14,714	(A)	20,806		Belgacom S.A.	—	136,400	329,440	(A)	465,840
—	70,390	170,010	(A)	240,400		Bezeq Israeli Telecommunication Corp., Ltd.	—	93,586	226,034	(A)	319,620
—	296,761	716,753	(A)	1,013,514		BT Group PLC	—	1,393,228	3,364,997	(A)	4,758,225
—	107,031	258,507	(A)	365,538		Deutsche Telekom AG	—	1,246,964	3,011,732	(A)	4,258,696
—	5,777	13,953	(A)	19,730		Elisa OYJ	—	112,801	272,443	(A)	385,244
—	70,678	170,705	(A)	241,383	@	France Telecom S.A.	—	669,275	1,616,468	(A)	2,285,743
—	11,118	26,853	(A)	37,971	@	Hellenic Telecommunications Organization S.A.	—	86,958	210,025	(A)	296,983
—	409	988	(A)	1,397		Iliad SA	—	88,363	213,419	(A)	301,782
—	16,163	39,038	(A)	55,201		Inmarsat PLC	—	165,527	399,789	(A)	565,316

American Funds Portfolio	International Portfolio	Pro Forma adjustments		International Portfolio Pro Forma Combined			American Funds Portfolio	International Portfolio	Pro Forma adjustments		International Portfolio Pro Forma Combined

—	21,600	52,169	(A)	73,769		KDDI Corp.	—	1,124,787	2,716,644	(A)	3,841,431
—	110,599	267,124	(A)	377,723		Koninklijke KPN NV	—	229,469	554,225	(A)	783,694
—	2,332	5,632	(A)	7,964		Millicom International Cellular S.A.	—	167,956	405,656	(A)	573,612
—	17,100	41,301	(A)	58,401		Nippon Telegraph & Telephone Corp.	—	891,267	2,152,634	(A)	3,043,901
—	576	1,391	(A)	1,967		NTT DoCoMo, Inc.	—	896,086	2,164,273	(A)	3,060,359
—	28,415	68,629	(A)	97,044	(L)	Portugal Telecom SGPS S.A.	—	110,546	266,996	(A)	377,542
—	302,000	729,406	(A)	1,031,406		Singapore Telecommunications Ltd.	—	894,468	2,160,366	(A)	3,054,834
—	34,500	83,326	(A)	117,826		Softbank Corp.	—	2,008,243	4,850,413	(A)	6,858,656
—	894	2,159	(A)	3,053		Swisscom AG	—	391,367	945,250	(A)	1,336,617
—	17,926	43,296	(A)	61,222		TDC A/S	—	145,283	350,895	(A)	496,178
—	11,746	28,370	(A)	40,116		Tele2 AB	—	137,892	333,044	(A)	470,936
—	93,455	225,717	(A)	319,172		Telecom Corp. of New Zealand Ltd.	—	162,736	393,048	(A)	555,784
—	363,824	878,727	(A)	1,242,551		Telecom Italia S.p.A.	—	253,585	612,472	(A)	866,057
—	281,728	680,445	(A)	962,173		Telecom Italia S.p.A. RNC	—	157,065	379,352	(A)	536,417
—	157,917	381,409	(A)	539,326	@	Telefonica S.A.	—	2,031,654	4,906,956	(A)	6,938,610
—	11,815	28,536	(A)	40,351		Telekom Austria AG	—	74,768	180,584	(A)	255,352
—	27,196	65,685	(A)	92,881		Telenor ASA	—	540,195	1,304,707	(A)	1,844,902
—	83,914	202,673	(A)	286,587		TeliaSonera AB	—	546,844	1,320,766	(A)	1,867,610
—	175,791	424,580	(A)	600,371		Telstra Corp., Ltd.	—	764,249	1,845,854	(A)	2,610,103
—	47,093	113,741	(A)	160,834		Vivendi	—	892,484	2,155,574	(A)	3,048,058
—	1,836,349	4,435,245	(A)	6,271,594	@	Vodafone Group PLC	—	5,262,416	12,710,060	(A)	17,972,476
—	4,894	11,820	(A)	16,714		Ziggo NV	—	196,576	474,781	(A)	671,357
							—	21,873,038	52,828,897		74,701,935

						Utilities: 3.6%
—	20,862	50,387	(A)	71,249		AGL Energy Ltd.	—	276,049	666,728	(A)	942,777
—	28,599	69,074	(A)	97,673		APA Group	—	156,722	378,523	(A)	535,245
—	206,063	497,694	(A)	703,757		Centrica PLC	—	1,127,112	2,722,259	(A)	3,849,371
—	20,236	48,875	(A)	69,111		Cheung Kong Infrastructure Holdings Ltd.	—	134,840	325,673	(A)	460,513
—	25,800	62,314	(A)	88,114		Chubu Electric Power Co., Inc.	—	365,457	882,671	(A)	1,248,128
—	10,344	24,983	(A)	35,327		Chugoku Electric Power Co., Inc.	—	162,196	391,744	(A)	553,940
—	69,103	166,901	(A)	236,004		CLP Holdings Ltd.	—	558,617	1,349,201	(A)	1,907,818

American Funds Portfolio	International Portfolio	Pro Forma adjustments		International Portfolio Pro Forma Combined			American Funds Portfolio	International Portfolio	Pro Forma adjustments		International Portfolio Pro Forma Combined

—	67,846	163,865	(A)	231,711		E.ON AG	—	1,111,899	2,685,516	(A)	3,797,415
—	3,800	9,178	(A)	12,978		Electric Power Development Co., Ltd.	—	118,806	286,946	(A)	405,752
—	9,725	23,488	(A)	33,213		Electricite de France SA	—	225,683	545,081	(A)	770,764
—	6,765	16,339	(A)	23,104	(L)	Enagas	—	167,203	403,837	(A)	571,040
—	66,758	161,237	(A)	227,995		Enel Green Power SpA	—	138,547	334,626	(A)	473,173
—	258,073	623,311	(A)	881,384	(L)	Enel S.p.A.	—	809,821	1,955,922	(A)	2,765,743
—	76,142	183,902	(A)	260,044		Energias de Portugal S.A.	—	245,615	593,222	(A)	838,837
—	16,683	40,294	(A)	56,977		Fortum OYJ	—	312,527	754,831	(A)	1,067,358
—	13,909	33,594	(A)	47,503	(L), @	Gas Natural SDG S.A.	—	280,231	676,828	(A)	957,059
—	49,356	119,207	(A)	168,563		Gaz de France	—	968,105	2,338,217	(A)	3,306,322
—	6,400	15,458	(A)	21,858		Hokkaido Electric Power Co., Inc.	—	87,340	210,948	(A)	298,288
—	5,600	13,525	(A)	19,125		Hokuriku Electric Power Co.	—	87,872	212,233	(A)	300,105
—	235,061	567,732	(A)	802,793		Hong Kong & China Gas	—	573,562	1,385,297	(A)	1,958,859
—	157,680	380,837	(A)	538,517		Iberdrola S.A.	—	833,272	2,012,562	(A)	2,845,834
—	28,000	67,627	(A)	95,627		Kansai Electric Power Co., Inc.	—	383,273	925,701	(A)	1,308,974
—	17,700	42,750	(A)	60,450		Kyushu Electric Power Co., Inc.	—	266,760	644,293	(A)	911,053
—	137,479	332,046	(A)	469,525		National Grid PLC	—	1,558,420	3,763,977	(A)	5,322,397
—	71,000	171,483	(A)	242,483		Osaka Gas Co., Ltd.	—	299,791	724,071	(A)	1,023,862
—	54,302	131,153	(A)	185,455		Power Assets Holdings Ltd.	—	467,432	1,128,966	(A)	1,596,398
—	4,921	11,885	(A)	16,806	(L), @	Red Electrica de Espana	—	270,591	653,545	(A)	924,136
—	18,781	45,361	(A)	64,142		RWE AG	—	598,698	1,446,006	(A)	2,044,704
—	36,032	87,026	(A)	123,058		Scottish & Southern Energy PLC	—	834,419	2,015,332	(A)	2,849,751
—	8,031	19,397	(A)	27,428		Severn Trent PLC	—	203,360	491,166	(A)	694,526
—	6,500	15,699	(A)	22,199		Shikoku Electric Power Co., Inc.	—	117,378	283,497	(A)	400,875
—	11,378	27,481	(A)	38,859		Suez Environnement S.A.	—	147,054	355,172	(A)	502,226
—	52,101	125,837	(A)	177,938		Terna S.p.A	—	216,497	522,895	(A)	739,392
—	17,700	42,750	(A)	60,450		Tohoku Electric Power Co., Inc.	—	221,001	533,773	(A)	754,774
—	52,900	127,767	(A)	180,667		Tokyo Electric Power Co., Inc.	—	273,089	659,579	(A)	932,668
—	95,079	229,640	(A)	324,719		Tokyo Gas Co., Ltd.	—	524,556	1,266,935	(A)	1,791,491
—	26,033	62,876	(A)	88,909		United Utilities Group PLC	—	270,854	654,181	(A)	925,035
—	13,121	31,691	(A)	44,812		Veolia Environnement	—	149,801	361,807	(A)	511,608
							—	15,544,450	37,543,761		53,088,211

American Funds Portfolio	International Portfolio	Pro Forma adjustments		International Portfolio Pro Forma Combined			American Funds Portfolio	International Portfolio	Pro Forma adjustments		International Portfolio Pro Forma Combined

						Total Common Stock
						(Cost $320,690,202)	—	419,201,530	1,012,477,297		1,431,678,827

				MUTUAL FUNDS: 0.0%
						Master Fund: 0.0%
56,044,098	—	(56,044,098	)(A)	—	@	American Funds International Fund — Class 2 Shares	1,016,639,941	—	(1,016,639,941	)(A)	—

						Total Mutual Funds
						(Cost $1,067,630,672)	1,016,639,941	—	(1,016,639,941)		—

				PREFERRED STOCK: 0.4%
						Consumer Discretionary: 0.4%
—	5,672	13,699	(A)	19,371		Porsche AG	—	438,004	1,057,890	(A)	1,495,894
—	3,150	7,608	(A)	10,758		ProSieben SAT.1 Media AG	—	135,104	326,310	(A)	461,414
—	5,533	13,364	(A)	18,897		Volkswagen AG	—	1,117,569	2,699,211	(A)	3,816,780
							—	1,690,677	4,083,411		5,774,088

						Materials: 0.0%
—	178	430	(A)	608		Fuchs Petrolub AG	—	14,112	34,084	(A)	48,196
							—	14,112	34,084		48,196

						Total Preferred Stock
						(Cost $940,520)	—	1,704,789	4,117,495		5,822,284

				RIGHTS: 0.0%
						Consumer Discretionary: 0.0%
—	4	10	(A)	14	(L), @	Groupe Fnac	—	10	24	(A)	34

						Energy: 0.0%
—	32,816	79,260	(A)	112,076	@	Repsol SA	—	18,282	44,156	(A)	62,438

American Funds Portfolio	International Portfolio	Pro Forma adjustments		International Portfolio Pro Forma Combined			American Funds Portfolio	International Portfolio	Pro Forma adjustments		International Portfolio Pro Forma Combined

						Financials: 0.0%
—	10,250	24,769	(A)	35,019	@	First Pacific Co. Ltd.	—	401	969	(A)	1,370
—	15,860	—	(A)	15,860	(X), @	Immoeast AG	—	—	—		—
—	1,884	—	(A)	1,884	@	New World Development Ltd.	—	—	—		—
							—	401	969		1,370

						Total Rights
						(Cost $19,299)	—	18,693	45,149		63,842

						Total Long-Term Investments
						(Cost $1,389,280,693)	1,016,639,941	420,925,012	—		1,437,564,953

Principal amount†	Principal amount†	Principal amount†		Value	Value	Value	Value
		SHORT-TERM INVESTMENTS: 2.6%
—
			Securities Lending Collateral(cc)(1): 0.5%
—	402,573	402,573	JP Morgan Chase & Co., Repurchase Agreement dated 06/28/13, 0.11%, due 07/01/13 (Repurchase Amount $402,577, collateralized by various U.S. Government Securities, 0.625%-3.875%, Market Value plus accrued interest $410,635, due 01/15/25-02/15/43)	—	402,573		402,573
—	1,912,276	1,912,276	Citigroup, Inc., Repurchase Agreement dated 06/28/13, 0.14%, due 07/01/13 (Repurchase Amount $1,912,298, collateralized by various U.S. Government Agency Obligations, 2.166%-5.500%, Market Value plus accrued interest $1,950,522, due 12/01/17-06/01/43)	—	1,912,276		1,912,276

American Funds Portfolio	International Portfolio	Pro Forma adjustments	International Portfolio Pro Forma Combined				American Funds Portfolio	International Portfolio	Pro Forma adjustments		International Portfolio Pro Forma Combined
—	1,912,276		1,912,276		Nomura Securities, Repurchase Agreement dated 06/28/13, 0.16%, due 07/01/13 (Repurchase Amount $1,912,301, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.875%, Market Value plus accrued interest $1,950,522, due 12/04/13-08/27/32)		—	1,912,276			1,912,276
—	1,912,276		1,912,276		Daiwa Capital Markets, Repurchase Agreement dated 06/28/13, 0.25%, due 07/01/13 (Repurchase Amount $1,912,315, collateralized by various U.S. Government Agency Obligations, 1.374%-6.500%, Market Value plus accrued interest $1,950,522, due 06/01/17-03/01/48)		—	1,912,276			1,912,276
—	1,912,276		1,912,276		Deutsche Bank AG, Repurchase Agreement dated 06/28/13, 0.25%, due 07/01/13 (Repurchase Amount $1,912,315, collateralized by various U.S. Government Agency Obligations, 3.000%-6.500%, Market Value plus accrued interest $1,950,522, due 07/01/32-07/01/43)		—	1,912,276			1,912,276
							—	8,051,677	—		8,051,677

					Mutual Funds: 2.1%
	30,944,383		30,944,383		BlackRock Liquidity Funds, TempFund, Institutional Class		—	30,944,383			30,944,383

					Total Short-Term Investments
					(Cost $38,996,060)		—	38,996,060	—		38,996,060

					Total Investments in Securities
					(Cost $1,428,276,753) *	100.0%	$1,016,639,941	$459,921,072	$—		$1,476,561,013
					Other Assets and Liabilities - Net	—	(490,861)	1,868,813	(799,300	)(B)	578,652
					Net Assets	100.0%	$1,016,149,080	$461,789,885	$(799,300)		$1,477,139,665

				†	Unless otherwise indicated, principal amount is shown in USD.
				@	Non-income producing security

American Funds Portfolio	International Portfolio	Pro Forma adjustments	International Portfolio Pro Forma Combined			American Funds Portfolio	International Portfolio	Pro Forma adjustments	International Portfolio Pro Forma Combined
				(cc)	Securities purchased with cash collateral for securities loaned.
				(L)	Loaned security, a portion or all of the security is on loan at June 30, 2013.
				**	Investment in affiliate
				(X)	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.
				(1)	Collateral received from brokers for securities lending was invested into these shot-term investments.
				(A)	Reflects adjustments related to portfolio transitioning
				(B)	Reflects adjustment for estimated one time merger expenses and transition costs
(See Note 4 in Notes to Unaudited Pro Forma Financial Statements).

				*	Cost for federal income tax purposes is:	$1,101,285,754	$370,448,952	$—	$1,471,734,706
Net unrealized appreciation consists of:
					Gross Unrealized Appreciation	$—	$115,815,570	$—	$115,815,570
					Gross Unrealized Depreciation	(84,645,813)	(26,343,450)	—	(110,989,263)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of June 30,2013 in valuing the assets and liabilities:

	American Funds Portfolio	International Index Portfolio	Pro-forma adjustments	Pro-forma
Asset Table
Investments, at value
Level 1 - Quoted Prices	$1,016,639,941	$34,168,227	$—	$1,050,808,168
Level 2 - Other Significant Observable Inputs	—	425,752,845	—	425,752,845
Level 3 - Significant Unobservable Inputs	—	—	—	—
Total Investments, at value	$1,016,639,941	$459,921,072	$—	$1,476,561,013

^ See Note 2, “Security Valuation” in the Notes to Unaudited Pro Forma Financial Statements for additional information.

NOTES TO PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

Note 1 — Basis of Combination:

The Board of Trustees (the “Board”) of ING American Funds International Portfolio (“American Funds”) and ING International Index Portfolio (“Index”) (each a “Portfolio” and collectively, the “Portfolios”), approved an Agreement and Plan of Reorganization dated October 22, 2013 (the “Plan”) whereby, subject to approval by the shareholders of American Funds, Index will acquire all of the assets of American Funds, subject to the liabilities of such Portfolio, in exchange for Index issuing shares of such fund to shareholders of American Funds in a number equal in value to net assets of American Funds (the “Merger”).

The Merger will be accounted for as a tax-free merger of investment companies with Index remaining as both the tax and accounting survivor.  The unaudited pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the reorganization(s) occurred at June 30, 2013.  The unaudited pro forma Portfolio of Investments and Statement of Assets and Liabilities reflect the financial position of American Funds and Index at June 30, 2013.  The unaudited pro forma Statement of Operations reflects the results of operations of American Funds and Index for the twelve-months ended June 30, 2013.  These statements have been derived from the Portfolios’ respective books and records utilized in calculating daily net asset value at the date indicated above for American Funds and Index under U.S. generally accepted accounting principles for investment companies. The unaudited pro forma Portfolio of Investments reflects the pro forma combined portfolio holdings of American Funds and Index as of June 30, 2013. This unaudited pro forma Portfolio of Investments reflects management’s anticipation that most portfolio transitioning, including the sale of most holdings of American Funds and the purchases of assets Index may hold or wish to hold, will take place shortly prior to the closing date of the Mergers. The historical cost of investment securities will be carried forward to the surviving entity and the results of operations of Index for pre-combination periods will not be restated.

The unaudited pro forma Portfolio of Investments, and Statement of Assets and Liabilities and Statement of Operations should be read in conjunction with the historical financial statements of each Portfolio, which are incorporated by reference in the Statement of Additional Information.

Note 2 — Security Valuation:

Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing price.  Portfolio securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by a Portfolio’s custodian. Debt securities are valued at bid prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on a Portfolio’s valuation procedures. U.S. Government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.  Securities for which market quotations are not readily available are valued at their fair values as determined in good faith and in accordance with policies set by the Board of each Portfolio.  Among elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities in light of significant events. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its net asset value. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value.

Note 3 — Capital Shares:

The unaudited pro forma net asset value per share assumes additional shares of common Index issued in connection with the proposed acquisition of American Funds by Index as of June 30, 2013.  The number of additional shares issued was calculated by dividing the net assets of each class of American Funds by the respective class net asset value per share of Index.

Note 4 — Merger and Transition Costs:

The Adviser (or an affiliate) will bear the costs associated with obtaining shareholder approval, including, but not limited to, vote solicitation and SEC filings.

Merger costs to be incurred by the Adviser (or an affiliate) are estimated at approximately $198,000. These costs represent the estimated expenses of the Portfolio carrying out its obligations under the Plan and consist of management’s estimate of legal fees, accounting fees, printing costs and mailing charges related to the proposed merger.

The costs associated with purchasing securities to align American Funds’ investment portfolio with Index’s investment strategies will be shared equally between the Adviser and the American Funds.  The total  cost of the transition is estimated to be approximately $1,599,000.

Note 5 — Use of Estimates in Preparation of Pro Forma Financial Statements:

Management of the Portfolios has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with U.S. generally accepted accounting principles for investment companies.  Actual results could differ from these estimates.

Note 6 — Federal Income Taxes:

It is the policy of the Portfolios to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders.  Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.  A portion of the amount of these capital loss carryforwards may be limited in the future.

ING Variable Portfolios, Inc.

(“Registrant”)

PART C:

OTHER INFORMATION

ITEM 15.   INDEMNIFICATION

Article 10, Section (iv) of ING Variable Portfolios, Inc.’s Articles of Incorporation, as amended, provides the following:

(iv)                              The Corporation shall indemnify its officers, directors, employees, and agents and any person who serves at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise as follows:

(a)                                 Every person who is or has been a director, officer, employee, or agent of the Corporation and persons who serve at the Corporation’s request as director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, shall be indemnified by the Corporation to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him/her in connection with any debt, claim, action, demand, suit, proceeding, judgment, decree, liability, or obligation of any kind in which he/she becomes involved as a party or otherwise by virtue of his/her being or having been a Director, officer, employee, or agent of the Corporation or of another corporation, partnership, joint venture, trust, or other enterprise at the request of the Corporation, and against amounts paid or incurred by him/her in the settlement thereof.

(b)                                 The words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits, or proceedings (civil, criminal, administrative, legislative, investigative, or other, including appeals), actual or threatened, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties, and other liabilities.

(c)                                  No indemnification shall be provided hereunder to a director, officer, employee, or agent against any liability to the Corporation or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

(d)                                 The rights of indemnification provided herein may be insured against by policies maintained by the Corporation, shall be several, shall not affect any other rights to which any director, officer, employee or agent may now or hereafter be entitled, shall continue as to a person who has ceased to be such director, officer, employee, or agent, and shall inure to the benefit of the heirs, executors and administrators of such a person.

(e)                                  In the absence of a final decision on the merits by a court or other body before which such proceeding was brought, an indemnification payment will not be made, except as provided in subparagraph (f) of this paragraph (iv), unless in the absence of such a decision, a reasonable determination based upon a factual review has been made:

(1)                                 By a majority vote of a quorum of non-party directors who are “not interested persons” of the Corporation (as defined in the 1940 Act); or

(2)                                 By independent legal counsel in a written opinion that the indemnitee was not liable for an act of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties.

(f)                                   The Corporation further undertakes that advancement of expenses incurred in the defense of a proceeding (upon undertaking for repayment unless it is ultimately determined that indemnification is appropriate) against an officer, director or controlling person of the Corporation will not be made absent the fulfillment of at least one of the following conditions:

(1)                                 The indemnity provides security for his undertaking;

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(2)                                 The Corporation is insured against losses arising by reason of any lawful advances; or

(3)                                 A majority of a quorum of non-party directors who are “not interested” persons or independent legal counsel in a written opinion makes a factual determination that there is a reason to believe the indemnity will be entitled to indemnification.

(g)                                  Neither the amendment nor repeal of this paragraph (iv) of Article 9, nor the adoption of any amendment of any other provision of the Charter or Bylaws of the Corporation inconsistent with this paragraph (iv) of Article 10 shall apply to or affect in any respect the applicability of the preceding provisions with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

In addition, ING Variable Portfolios, Inc.’s officers and directors are currently covered under a directors and officers errors and omissions liability insurance policy issued by ICI Mutual Insurance Company.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “1933 Act”) may be permitted to directors, officers, and controlling persons of ING Variable Portfolios, Inc. pursuant to the foregoing provisions or otherwise, ING Variable Portfolios, Inc. has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by ING Variable Portfolios, Inc. of expenses incurred or paid by a director, officer, or controlling person of ING Variable Portfolios, Inc. in connection with the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the shares being registered, ING Variable Portfolios, Inc. will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy, as expressed in the Act and be governed by final adjudication of such issue.

Pursuant to Indemnification Agreements between the Company and each Independent Director, the Company indemnifies each Independent Director against any liabilities resulting from the Independent Director’s serving in such capacity, provided that the Independent Director has not engaged in certain disabling conduct.

ITEM 16. EXHIBITS

1.              (A)          Articles of Amendment and Restatement dated May 1, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 22 to the Registrant’s Form N-1A Registration Statement on April   30, 2004 and incorporated herein by reference.

(B)          Articles Supplementary dated August 12, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 22 to the Registrant’s Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

(C)          Articles Supplementary effective April 29, 2005 (issuance of Class ADV shares) — Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant’s Form N-1A Registration Statement on April 28, 2005 and incorporated herein by reference.

(D)          Articles of Amendment dated February 17, 2004 (name change from ING VP Technology Portfolio to ING VP Global Science and Technology Portfolio) — Filed as an Exhibit to Post-Effective Amendment No. 24 to the Registrant’s Form N-1A Registration Statement on February 11, 2005 and incorporated herein by reference.

(E)           Articles of Amendment dated April 30, 2004 (redesignation of Class R shares to Class I shares) — Filed as an Exhibit to Post-Effective Amendment No. 23 to the Registrant’s Form N-1A Registration Statement on February 11, 2005 and incorporated herein by reference.

(F)           Articles of Amendment dated November 29, 2007 (dissolve ING VP International Equity Portfolio) — Filed as an Exhibit to Post-Effective Amendment No. 34 to the Registrant’s Form N-1A Registration Statement on January 25, 2008 and incorporated herein by reference.

(G)          Articles Supplementary dated November 30, 2007 (establishment of new series — ING WisdomTreeSM

2

Global High-Yielding Equity Index Portfolio) — Filed as an Exhibit to Post-Effective Amendment No. 34 to the Registrant’s Form N-1A Registration Statement on January 25, 2008 and incorporated herein by reference.

(H)          Articles Supplementary dated February 15, 2008 (establishment of new series — ING International Index Portfolio, ING Lehman Brother Aggregate Bond Index® Portfolio, ING MorningTMStar U.S. Growth Index Portfolio, ING RussellTM Large Cap Index Portfolio, ING RussellTM Mid Cap Index Portfolio, and ING RussellTM Small Cap Index Portfolio) — Filed as an Exhibit to Post-Effective Amendment No. 37 to the Registrant’s Form N-1A Registration Statement on February 29, 2008 and incorporated herein by reference.

(I)            Articles of Amendment dated March 7, 2008 (name change from ING Lehman Brothers Aggregate Bond Index® Portfolio to ING Lehman Brothers U.S. Aggregate Bond Index Portfolio) — Filed as an Exhibit to Post-Effective Amendment No. 39 to the Registrant’s Form N-1A Registration Statement on April 25, 2008 and incorporated herein by reference.

(J)            Articles of Amendment dated April 28, 2008 (name change from ING VP Global Science and Technology Portfolio to ING BlackRock Global Science and Technology Portfolio; ING VP Growth Portfolio to ING Opportunistic LargeCap Growth Portfolio; and ING VP Value Opportunity Portfolio to ING Opportunistic LargeCap Value Portfolio) — Filed as an Exhibit to Post-Effective Amendment No. 42 to the Registrant’s Form N-1A Registration Statement on August 19, 2008 and incorporated herein by reference.

(K)          Articles Supplementary dated June 6, 2008 (establishment of new series — ING Russell Global LargeCap Index 85% Portfolio) — Filed as an Exhibit to Post-Effective Amendment No. 42 to the Registrant’s Form N-1A Registration Statement on August 19, 2008 and incorporated herein by reference.

(L)           Articles of Amendment dated July 9, 2008 (establishment of new series — ING Global Equity Option Portfolio) — Filed as an Exhibit to Post-Effective Amendment No. 42 to the Registrant’s Form N-1A Registration Statement on August 19, 2008 and incorporated herein by reference.

(M)         Articles Supplementary dated October 15, 2008 (establishment of new series — ING U.S. Government Money Market Portfolio) — Filed as an Exhibit to Post-Effective Amendment No. 44 to the Registrant’s Form N-1A Registration Statement on October 30, 2008 and incorporated herein by reference.

(N)          Articles Supplementary dated January 23, 2009 (issuance of Service 2 Class shares) — Filed as an Exhibit to Post-Effective Amendment No. 49 to the Registrant’s Form N-1A Registration Statement on February 20, 2009 and incorporated herein by reference.

(O)          Articles Supplementary dated February 12, 2009 (issuance of ING Russell Large Cap Index Portfolio — Class I shares) — Filed as an Exhibit to Post-Effective Amendment No. 51 to the Registrant’s Form N-1A Registration Statement on April 30, 2009 and incorporated herein by reference.

(P)           Articles Supplementary dated March 18, 2009 (issuance of ING Hang Seng Index Portfolio, ING Russell Large Cap Growth Index Portfolio, ING Russell Large Cap Value Index Portfolio, ING Russell Large Cap Value Index Portfolio, and ING Russell Mid Cap Growth Index Portfolio — Class ADV, Class I, Class S, and Class S2 shares) — Filed as an Exhibit to Post-Effective Amendment No. 51 to the Registrant’s Form N-1A Registration Statement on April 30, 2009 and incorporated herein by reference.

(Q)          Articles of Amendment dated April 9, 2009 (name change from ING BlackRock Global Science and Technology Portfolio to ING BlackRock Science and Technology Opportunities Portfolio; ING Lehman Brothers U.S. Aggregate Bond Index Portfolio to ING U.S. Bond Index Portfolio; ING Opportunistic LargeCap Value Portfolio to ING Opportunistic LargeCap Portfolio; ING Russell Global Large Cap Index 85% Portfolio to ING Russell Global Large Cap Index 75% Portfolio; ING VP Index Plus LargeCap Portfolio to ING Index Plus LargeCap Portfolio; ING VP Index Plus MidCap Portfolio to ING Index Plus MidCap Portfolio; ING VP Index Plus SmallCap to ING Index Plus SmallCap; and ING VP Small Company Portfolio to ING Small Company Portfolio) — Filed as an Exhibit to Post-Effective Amendment No. 51 to the Registrant’s Form N-1A Registration Statement on April 30, 2009 and incorporated herein by reference.

(R)          Articles of Amendment dated June 22, 2009 (issuance of ING Dow Jones Euro STOXX 50® Index Portfolio, ING FTSE 100 Index® Portfolio, ING Japan Equity Index Portfolio, and ING NASDAQ 100 Index® Portfolio) — Filed as an Exhibit to Post-Effective Amendment No. 53 to the Registrant’s Form N-1A Registration Statement on July 31, 2009 and incorporated herein by reference.

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(S)           Articles Supplementary dated July 31, 2009 (increase authorized shares of ING International Index Portfolio and ING Russell Large Cap Index Portfolio) — Filed as an Exhibit to Post-Effective Amendment No. 54 to the Registrant’s Form N-1A Registration Statement on February 10, 2010 and incorporated herein by reference.

(T)           Articles Supplementary dated August 5, 2009 (increase authorized shares of ING Dow Jones Euro STOXX 50® Index Portfolio, ING Russell Mid Cap Index Portfolio, and ING U.S. Bond Index Portfolio) — Filed as an Exhibit to Post-Effective Amendment No. 54 to the Registrant’s Form N-1A Registration Statement on February 10, 2010 and incorporated herein by reference.

(U)          Articles of Amendment dated September 21, 2009 (dissolution of ING Opportunistic LargeCap Growth Portfolio) — Filed as an Exhibit to Post-Effective Amendment No. 54 to the Registrant’s Form N-1A Registration Statement on February 10, 2010 and incorporated herein by reference.

(V)          Plan of Liquidation and Dissolution of Series dated October 23, 2009 (liquidation and dissolution of ING Global Equity Option Portfolio) — Filed as an Exhibit to Post-Effective Amendment No. 54 to the Registrant’s Form N-1A Registration Statement on February 10, 2010 and incorporated herein by reference.

(W)         Articles of Amendment, effective October 30, 2009, (name change from ING Nasdaq 100 Index Portfolio to ING NASDAQ 100® Index Portfolio) — Filed as an Exhibit to Post-Effective Amendment No. 54 to the Registrant’s Form N-1A Registration Statement on February 10, 2010 and incorporated herein by reference.

(X)          Articles of Amendment, effective April 30, 2010, (name change from ING Dow Jones Euro STOXX 50® Index Portfolio to ING Euro STOXX 50® Index Portfolio, and ING Japan Equity Index Portfolio to ING Japan TOPIX Index® Portfolio) — Filed as an Exhibit to Post-Effective Amendment No. 55 to the Registrant’s Form N-1A Registration Statement on April 28, 2010 and incorporated herein by reference.

(Y)          Articles of Amendment dated July 20, 2010 (dissolution of Class S2 shares of ING Hang Seng Index Portfolio, ING Russell Large Cap Growth Index Portfolio, and ING Russell Large Cap Value Index Portfolio) — Filed as an Exhibit to Post-Effective Amendment No. 58 to the Registrant’s Form N-1A Registration Statement on February 25, 2011 and incorporated herein by reference.

(Z)           Articles of Amendment dated August 10, 2010 (dissolution of ING Global Equity Option Portfolio) — Filed as an Exhibit to Post-Effective Amendment No. 58 to the Registrant’s Form N-1A Registration Statement on February 25, 2011 and incorporated herein by reference.

(AA)       Articles of Amendment dated September 8, 2010 (dissolution of ING Opportunistic LargeCap Portfolio) — Filed as an Exhibit to Post-Effective Amendment No. 58 to the Registrant’s Form N-1A Registration Statement on February 25, 2011 and incorporated herein by reference.

(BB)       Articles of Amendment dated January 6, 2011 (dissolution of ING U.S. Government Money Market Portfolio) — Filed as an Exhibit to Post-Effective Amendment No. 58 to the Registrant’s Form N-1A Registration Statement on February 25, 2011 and incorporated herein by reference.

(CC)       Articles Supplementary dated January 26, 2011 (issuance of Class ADV and Class I shares of ING Australia Index Portfolio) — Filed as an Exhibit to Post-Effective Amendment No. 58 to the Registrant’s Form N-1A Registration Statement on February 25, 2011 and incorporated herein by reference.

(DD)       Articles Supplementary dated October 19, 2011 (issuance of ING Emerging Markets Index Portfolio) — Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant’s Form N-1A Registration Statement on November 28, 2011 and incorporated herein by reference.

(EE)        Articles of Amendment dated April 13, 2011 (dissolution of ING NASDAQ 100 Index Portfolio) — Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant’s Form N-1A Registration Statement on April 26, 2012 and incorporated herein by reference.

2.              (A)          Second Amended and Restated Bylaws — Filed as an Exhibit to the Post-Effective Amendment No. 27 to the Registrant’s Form N-1A Registration Statement on April 27, 2006 and incorporated herein by reference.

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(i)            Amendment adopted on March 11, 2010, to the Second Amended and Restated By-Laws of ING Variable Portfolios, Inc. — Filed as an Exhibit to Post-Effective Amendment No. 58 to the Registrant’s Form N-1A Registration Statement on February 25, 2011 and incorporated herein by reference.

3.              Not Applicable.

4.              Agreement and Plan of Reorganization between ING American Funds International Portfolio, a series of ING Investors Trust, and ING International Index Portfolio, a series of ING Variable Portfolios, Inc. — Attached as Appendix A to the Proxy Statement/Prospectus.

5.              Instruments Defining Rights of Holders — Filed as an Exhibit to Pre-Effective Amendment No. 1 to the Registrant’s Form N-1A Registration Statement on June 4, 1996 and incorporated herein by reference.

6.              (A)          Amended Investment Management Agreement between ING Investments, LLC and ING Variable Portfolios, Inc. dated April 1, 2004 — Filed as an Exhibit to Post-Effective Amendment No. 22 to the Registrant’s Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

(i)            Amended Schedule A dated April 30, 2012 to the Amended Investment Management Agreement between ING Variable Portfolios, Inc. and ING Investments, LLC — Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant’s Form N-1A Registration Statement on April 26, 2012 and incorporated herein by reference.

(ii)           Amendment dated January 1, 2007 to the Amended Investment Management Agreement between ING Investments, LLC and ING Variable Portfolios, Inc. dated April 1, 2004 — Filed as an Exhibit to Post-Effective Amendment No. 29 to the Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(iii)          Form Of - Waiver Letter dated May 1, 2013 to the Amended Investment Management Agreement between ING Investments, LLC and ING Variable Portfolios, Inc. dated April 1, 2004 with respect to ING RussellTM Large Cap Growth Index Portfolio, ING RussellTM Large Cap Value Index Portfolio, ING RussellTM Mid Cap Growth Index Portfolio, and ING Hang Seng Index Portfolio — Filed as an Exhibit to Post-Effective Amendment No. 69 to the Registrant’s Form N-1A Registration Statement on April 25, 2013 and incorporated herein by reference.

(iv)          Form Of - Waiver Letter dated August 5, 2013 to the Amended Investment Management Agreement between ING Investments, LLC and ING Variable Portfolios, Inc. dated April 1, 2004 with respect to ING Euro STOXX 50® Portfolio, ING FTSE 100 Index® Portfolio, and ING Japan TOPIX Index® Portfolio — Filed as an Exhibit to Post-Effective Amendment No. 69 to the Registrant’s Form N-1A Registration Statement on April 25, 2013 and incorporated herein by reference.

(v)           Waiver Letter dated May 1, 2010 to the Amended Investment Management Agreement between ING Investments, LLC and ING Variable Portfolios, Inc. dated April 1, 2004 with respect to ING Russell™ Large Cap Growth Index Portfolio, and ING Russell™ Large Cap Value Index Portfolio — Filed as an Exhibit to Post-Effective Amendment No. 60 to the Registrant’s Form N-1A Registration Statement on April 25, 2011 and incorporated herein by reference.

(vi)          Waiver Letter dated February 28, 2011 to the Amended Investment Management Agreement between ING Investments, LLC and ING Variable Portfolios, Inc. dated April 1, 2004 with respect to ING Australia Index Portfolio — Filed as an Exhibit to Post-Effective Amendment No. 58 to the Registrant’s Form N-1A Registration Statement on February 25, 2011 and incorporated herein by reference.

(vii)         Waiver Letter dated November 30, 2011 to the Amended Investment Management Agreement between ING Investments, LLC and ING Variable Portfolios, Inc. dated April 1, 2004 with respect to ING Emerging Markets Index Portfolio — Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant’s Form N-1A Registration Statement on November 28, 2011 and incorporated herein by reference.

(viii)        Form Of - Side Letter Agreement dated May 1, 2012 to the Amended Investment Management Agreement between ING Investments, LLC and ING Variable Portfolios, Inc. dated April 1, 2004 with respect to ING RussellTM Large Cap Growth Index Portfolio and ING RussellTM Large Cap Value Index Portfolio — Filed as an Exhibit to Post-Effective Amendment No. 69 to the Registrant’s Form N-1A Registration Statement on April 25, 2013 and incorporated herein by reference.

(B)          Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Co. LLC (formerly, Aeltus Investment Management, Inc. and ING Investment Management Co.) dated March 1, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 18 to the Registrant’s Form N-1A Registration Statement on April 19, 2002 and incorporated herein by reference.

(i)            First Amendment dated July 29, 2003 to the Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Co. LLC dated March 1, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 22 to the Registrant’s Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

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(ii)           Second Amendment dated January 1, 2007 to the Sub-Advisory Agreement, between ING Investments, LLC and ING Investment Management Co. LLC dated March 1, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 29 to the Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(iii)          Third Amendment dated October 1, 2007 to the Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Co. LLC, dated March 1, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 37 to the Registrant’s Form N-1A Registration Statement on February 29, 2008 and incorporated herein by reference.

(iv)          Amended Schedule A, effective July 10, 2012, to the Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Co. LLC dated March 1, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant’s Form N-1A Registration Statement on April 26, 2012 and incorporated herein by reference.

(v)           Form Of - Waiver Letter dated August 5, 2013 to the Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Co. LLC with respect to ING Euro STOXX 50® Portfolio, ING FTSE 100 Index® Portfolio, and ING Japan TOPIX Index® Portfolio — Filed as an Exhibit to Post-Effective Amendment No. 69 to the Registrant’s Form N-1A Registration Statement on April 25, 2013 and incorporated herein by reference.

(vi)          Waiver Letter dated February 28, 2011 to the Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Co. LLC with respect to ING Australia Index Portfolio — Filed as an Exhibit to Post-Effective Amendment No. 58 to the Registrant’s Form N-1A Registration Statement on February 25, 2011 and incorporated herein by reference.

(vii)         Waiver Letter dated November 30, 2011 to the Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Co. LLC with respect to ING Emerging Markets Index Portfolio — Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant’s Form N-1A Registration Statement on November 28, 2011 and incorporated herein by reference.

(C)          Interim Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Co. LLC (ING U.S. Bond Index Portfolio) dated February 21, 2012 — Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant’s Form N-1A Registration Statement on April 26, 2012 and incorporated herein by reference.

(D)          Sub-Advisory Agreement between ING Investments, LLC and BlackRock Advisors, LLC dated February 2, 2007 — Filed as an Exhibit to Post-Effective Amendment No. 29 to the Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(i)            Amendment dated June 16, 2008 to the Sub-Advisory Agreement between ING Investments, LLC and BlackRock Advisors, LLC dated February 2, 2007 — Filed as an Exhibit to Post-Effective Amendment No. 42 to the Registrant’s Form N-1A Registration Statement on August 19, 2008 and incorporated herein by reference.

(ii)           Amended Schedule A dated April 29, 2011 to the Sub-Advisory Agreement between ING Investments, LLC and BlackRock Advisors, LLC dated February 2, 2007 — Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant’s Form N-1A Registration Statement on November 28, 2011 and incorporated herein by reference.

(E)           Sub-Advisory Agreement between ING Investments, LLC and Neuberger Berman Fixed Income LLC dated May 4, 2009 — Filed as an Exhibit to Post-Effective Amendment No. 54 to the Registrant’s Form N-1A Registration Statement on February 10, 2010 and incorporated herein by reference.

(F)           Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Asia/Pacific (Hong Kong) Limited dated February 28, 2011 — Filed as an Exhibit to Post-Effective Amendment No. 60 to the Registrant’s Form N-1A Registration Statement on April 25, 2011 and incorporated herein by reference.

(i)            Waiver Letter dated February 28, 2011 between to the Sub-Advisory Agreement ING Investments, LLC and ING Investment Management Asia/Pacific (Hong Kong) Limited with respect to ING Australia Index Portfolio — Filed as an Exhibit to Post-Effective Amendment No. 60 to the Registrant’s Form N-1A Registration Statement on April 25, 2011 and incorporated herein by reference.

(G)          Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Advisors B.V. dated February 28, 2011 — Filed as an Exhibit to Post-Effective Amendment No. 60 to the Registrant’s Form N-1A Registration Statement on April 25, 2011 and incorporated herein by reference.

(i)            Waiver Letter dated February 28, 2011 to the Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Advisors B.V. with respect to ING Australia Index Portfolio — Filed as an Exhibit to Post-Effective Amendment No. 60 to the Registrant’s Form N-1A Registration Statement on April 25, 2011 and incorporated herein by reference.

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(H)          Amended and Restated Expense Limitation Agreement between ING Investments, LLC and ING Variable Portfolios, Inc. dated April 1, 2005 — Filed as an Exhibit to Post-Effective Amendment No. 29 to the Registrant’s Form N-1A Registration Statement on February 7, 2007 and incorporated herein by reference.

(i)            Amended Schedule A, effective February 20, 2012, to the Amended and Restated Expense Limitation Agreement between ING Investments, LLC and ING Variable Portfolios, Inc. dated April 1, 2005 — Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant’s Form N-1A Registration Statement on April 26, 2012 and incorporated herein by reference.

(ii)           Expense Limitation Recoupments Letter dated May 1, 2009 to the Amended and Restated Expense Limitation Agreement between ING Investments, LLC and ING Variable Portfolios, Inc. dated April 1, 2005 — Filed as an Exhibit to Post-Effective Amendment No. 51 to the Registrant’s Form N-1A Registration Statement on April 30, 2009 and incorporated herein by reference.

(iii)          Form Of — First Amendment, effective January 1, 2013, to the Amended and Restated Expense Limitation Agreement — Filed as an Exhibit to Post-Effective Amendment No. 69 to the Registrant’s Form N-1A Registration Statement on April 25, 2013 and incorporated herein by reference.

7.              (A)          Distribution Agreement between ING Variable Portfolios, Inc. and ING Investments Distributor, LLC (formerly, ING Funds Distributor, LLC) dated January 1, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 18 to the Registrant’s Form N-1A Registration Statement on April 19, 2002 and incorporated herein by reference.

(i)            Amended Schedule of Approvals, effective November 30, 2011, to the Distribution Agreement between ING Variable Portfolios, Inc. and ING Investments Distributor, LLC dated January 1, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant’s Form N-1A Registration Statement on November 28, 2011 and incorporated herein by reference.

(ii)           Substitution Agreement dated October 8, 2002 to the Distribution Agreement between Aetna Variable Portfolios, Inc. and ING Pilgrim Securities, Inc. dated January 1, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 22 to the Registrant’s Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

8.              Directors’ Deferred Compensation Plan, effective September 15, 2005 — Filed as an Exhibit to Post-Effective Amendment No. 42 to the Registrant’s Form N-1A Registration Statement on August 19, 2008 and incorporated herein by reference.

9.              (A)          Custody Agreement with The Bank of New York Mellon dated January 6, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 22 to the Registrant’s Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

(i)            Amended Exhibit A dated March 28, 2013 to the Custody Agreement with The Bank of New York Mellon dated January 6, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 69 to the Registrant’s Form N-1A Registration Statement on April 25, 2013 and incorporated herein by reference.

(B)          Foreign Custody Manager Agreement with The Bank of New York Mellon dated January 6, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 22 to the Registrant’s Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

(i)            Amended Exhibit A dated March 28, 2013 to the Foreign Custody Manager Agreement with The Bank of New York Mellon dated January 6, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 69 to the Registrant’s Form N-1A Registration Statement on April 25, 2013 and incorporated herein by reference.

(ii)           Amended Schedule 2, effective June 4, 2008, to the Foreign Custody Manager Agreement with the Bank of New York Mellon dated January 6, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 42 to the Registrant’s Form N-1A Registration Statement on August 19, 2008 and incorporated herein by reference.

(C)          Securities Lending Agreement and Guaranty with The Bank of New York Mellon dated August 7, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 22 to the Registrant’s Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

(i)            Amended Exhibit A dated March 28, 2013 to the Securities Lending Agreement and Guaranty with The Bank of New York Mellon dated August 7, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 69 to the Registrant’s Form N-1A Registration Statement on April 25, 2013 and incorporated herein by reference.

(ii)           Amendment, effective October 1, 2011, to Securities Lending Agreement and Guaranty with The Bank of New York Mellon dated August 7, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant’s Form N-1A Registration Statement on November 28, 2011 and incorporated herein by reference.

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10.       (A)          Amended and Restated  Shareholder Services and Distribution Plan for Class S shares, effective January 1, 2008 — Filed as an Exhibit to Post-Effective Amendment No. 34 to the Registrant’s Form N-1A Registration Statement on January 25, 2008 and incorporated herein by reference.

(i)            Amended Schedule 1 dated November 30, 2011 to the Amended and Restated Shareholder Services and Distribution Plan for Class S shares effective January 1, 2008 — Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant’s Form N-1A Registration Statement on November 28, 2011 and incorporated herein by reference.

(B)          Shareholder Service and Distribution Plan for Class ADV shares effective April 29, 2005 — Filed as an exhibit to Post-Effective Amendment No. 25 to the Registrant’s Form N-1A Registration Statement on April 28, 2005 and incorporated herein by reference.

(i)            Amended Schedule A dated November 30, 2011 to the Shareholder Service and Distribution Plan for Class ADV shares effective April 29, 2005 — Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant’s Form N-1A Registration Statement on November 28, 2011 and incorporated herein by reference.

(ii)           Form Of - Waiver Letter dated May 1, 2012 (ING International Index Portfolio) to the Shareholder Service and Distribution Plan for Class ADV shares effective April 29, 2005 — Filed as an Exhibit to Post-Effective Amendment No. 69 to the Registrant’s Form N-1A Registration Statement on April 25, 2013 and incorporated herein by reference.

(C)          Shareholder Services and Distribution Plan for Class S2 shares between ING Variable Portfolios, Inc. and ING Investments Distributor, LLC effective October 31, 2008 — Filed as an Exhibit to Post-Effective Amendment No. 45 to the Registrant’s Form N-1A Registration Statement on December 15, 2008 and incorporated herein by reference.

(i)            Amended Schedule A dated November 30, 2011 to the Shareholder Service and Distribution Plan for Class S2 shares between ING Variable Portfolios, Inc. and ING Investments Distributor, LLC effective October 31, 2008 — Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant’s Form N-1A Registration Statement on November 28, 2011 and incorporated herein by reference.

(ii)           Form Of - Waiver Letter dated May 1, 2013 to the Shareholder Services and Distribution Plan for Class S2 shares between ING Variable Portfolios, Inc. and ING Investments Distributor, LLC effective October 31, 2008 — Filed as an Exhibit to Post-Effective Amendment No. 69 to the Registrant’s Form N-1A Registration Statement on April 25, 2013 and incorporated herein by reference.

(iii)          Waiver Letter dated November 30, 2011 under the Shareholder Services and Distribution Plan for Class S2 shares between ING Variable Portfolios, Inc. and ING Investments Distributor, LLC effective October 31, 2008 with respect to ING Emerging Markets Index Portfolio — Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant’s Form N-1A Registration Statement on November 28, 2011 and incorporated herein by reference.

(D)          Amended and Restated Multi-Class Plan pursuant to Rule 18f-3 for ING Variable Portfolios, Inc., effective January 1, 2008 — Filed as an Exhibit to Post-Effective Amendment No. 34 to the Registrant’s Form N-1A Registration Statement on January 25, 2008 and incorporated herein by reference.

(i)            Amended Schedule A dated November 30, 2011 to the Amended and Restated Multiple Class Plan pursuant to Rule 18f-3 for ING Variable Portfolios, Inc. effective January 1, 2008 — Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant’s Form N-1A Registration Statement on November 28, 2011 and incorporated herein by reference.

11.       Opinion and Consent of Counsel — Filed as an exhibit to the Registrant’s Form N-14 Registration Statement on December 6, 2013 and incorporated herein by reference.

12.       Opinion and Consent of Counsel Supporting Tax Matters and Consequences — To be filed by subsequent post-effective amendment.

13.       (A)          Amended and Restated Administration Agreement between ING Funds Services, LLC and ING Variable Portfolios, Inc. dated April 1, 2002 and amended and restated on December 31, 2008 — Filed as an Exhibit to Post-Effective Amendment No. 51 to the Registrant’s Form N-1A Registration Statement on April 30, 2009 and incorporated herein by reference.

(i)            Amended Schedule A, effective November 30, 2011, to the Amended and Restated Administration Agreement between ING Funds Services, LLC and ING Variable Portfolios, Inc. dated April 1, 2002 and amended and restated on December 31, 2008 — Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant’s Form N-1A Registration Statement on November 28, 2011 and incorporated herein by reference.

(ii)           Form Of- Side Agreement dated August 5, 2013 to the Amended and Restated Administration Agreement between ING Funds Services, LLC and ING Variable Portfolios, Inc. dated April 1, 2002 and amended and restated on December 31, 2008, with respect to ING Euro STOXX 50® Portfolio, ING FTSE 100 Index® Portfolio, and

8

ING Japan TOPIX Index® Portfolio — Filed as an Exhibit to Post-Effective Amendment No. 69 to the Registrant’s Form N-1A Registration Statement on April 25, 2013 and incorporated herein by reference.

(iii)          Side Agreement dated February 28, 2011 to the Amended and Restated Administration Agreement between ING Funds Services, LLC and ING Variable Portfolios, Inc. dated April 1, 2002 and amended and restated on December 31, 2008, with respect to ING Australia Index Portfolio — Filed as an Exhibit to Post-Effective Amendment No. 58 to the Registrant’s Form N-1A Registration Statement on February 25, 2011 and incorporated herein by reference.

(iv)          Side Agreement dated November 30, 2011 to the Amended and Restated Administration Agreement between ING Funds Services, LLC and ING Variable Portfolios, Inc. dated April 1, 2002 and amended and restated on December 31, 2008, with respect to ING Emerging Markets Index Portfolio — Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant’s Form N-1A Registration Statement on November 28, 2011 and incorporated herein by reference.

(B)          License Agreement between Aetna Services, Inc. and Aetna Variable Portfolios, Inc. dated June 19, 1996 — Filed as an Exhibit to Post-Effective Amendment No. 1 to the Registrant’s Form N-1A Registration Statement on March 7, 1997 and incorporated herein by reference.

(C)          Fund Accounting Agreement with The Bank of New York Mellon dated January 6, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 22 to the Registrant’s Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

(i)            Amended Exhibit A dated March 28, 2013 to the Fund Accounting Agreement with The Bank of New York Mellon dated January 6, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 69 to the Registrant’s Form N-1A Registration Statement on April 25, 2013 and incorporated herein by reference.

(D)          Allocation Agreement (Investment Company Blanket Bond) dated September 24, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 22 to the Registrant’s Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

(i)            Amended Schedule A dated April 2007 to the Allocation Agreement dated September 24, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 55 to the Registrant’s Form N-1A Registration Statement on April 28, 2010 and incorporated herein by reference.

(E)           Allocation Agreement (Directors and Officers Liability) dated September 26, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 29 to the Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(i)            Amended Schedule A dated April 2007 to the Allocation Agreement (Directors and Officers Liability) dated September 26, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 39 to the Registrant’s Form N-1A Registration Statement on April 25, 2008 and incorporated herein by reference.

(F)           Transfer Agency Services Agreement with BNY Mellon Investment Servicing (U.S.) Inc. (formerly, PNC Global Investment Servicing (U.S.) Inc.) dated February 25, 2009 — Filed as an Exhibit to Post-Effective Amendment No. 51 to the Registrant’s Form N-1A Registration Statement on April 30, 2009 and incorporated herein by reference.

(i)            Amendment, effective February 8, 2011, to the Transfer Agency Services Agreement with BNY Mellon Investment Servicing (U.S.) Inc. dated February 25, 2009 — Filed as an Exhibit to Post-Effective Amendment No. 60 to the Registrant’s Form N-1A Registration Statement on April 25, 2011 and incorporated herein by reference.

(ii)           Amended Exhibit A dated February 29, 2012 to the Transfer Agency Services Agreement with BNY Mellon Investment Servicing (U.S.) Inc. dated February 25, 2009 — Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant’s Form N-1A Registration Statement on April 26, 2012 and incorporated herein by reference.

(G)          Participation Agreement between ING Variable Portfolios, Inc., Connecticut General Life Insurance Company, and ING Investments Distributor, LLC dated August 15, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 22 to the Registrant’s Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

(H)          Participation Agreement between ING Variable Portfolios, Inc., ReliaStar Life Insurance Company, and ING Investments Distributor, LLC dated May 1, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 22 to the Registrant’s Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

(i)            Amendment, executed October 15, 2002, to the Participation Agreement between ING Variable Portfolios, Inc., ReliaStar Life Insurance Company, and ING Investments Distributor, LLC dated May 1, 2002 — Filed

9

as an Exhibit to Post-Effective Amendment No. 22 to the Registrant’s Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

(ii)           Amendment, executed September 22, 2003, to the Participation Agreement between ING Variable Portfolios, Inc., ReliaStar Life Insurance Company, and ING Investments Distributor, LLC dated May 1, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 22 to the Registrant’s Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

(I)            Participation Agreement between ING Variable Portfolios, Inc., ReliaStar Life Insurance Company of New York and ING Investments Distributor, LLC dated May 1, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 22 to the Registrant’s Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

(J)            Participation Agreement between ING Variable Portfolios, Inc., Security Life of Denver Insurance Company, and ING Investments Distributor, LLC dated May 1, 2001 — Filed as an Exhibit to Post-Effective Amendment No. 22 to the Registrant’s Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

(K)          Participation Agreement between ING Variable Portfolios, Inc., Southland Life Insurance Company, and ING Investments Distributor, LLC dated May 1, 2001 — Filed as an Exhibit to Post-Effective Amendment No. 22 to the Registrant’s Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

(L)           Participation Agreement between Aetna Insurance Company of America, Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, Aetna Balanced VP, Inc., Aetna GET Fund, Aetna Generation Portfolios, Inc., Aetna Variable Portfolios, Inc., and Aeltus Investment Management, Inc. dated May 1, 1998 — Filed as an Exhibit to Post-Effective Amendment No. 22 to the Registrant’s Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

(i)            Amendment No. 1, executed May 1, 2000, to the Participation Agreement between Aetna Insurance Company of America, Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, Aetna Balanced VP, Inc., Aetna GET Fund, Aetna Generation Portfolios, Inc., Aetna Variable Portfolios, Inc., and Aeltus Investment Management, Inc. dated May 1, 1998 — Filed as an Exhibit to Post-Effective Amendment No. 22 to the Registrant’s Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

(ii)           Amendment No. 2, executed June 26, 2001, to the Participation Agreement between Aetna Insurance Company of America, Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, Aetna Balanced VP, Inc., Aetna GET Fund, Aetna Generation Portfolios, Inc., Aetna Variable Portfolios, Inc., and Aeltus Investment Management, Inc. dated May 1, 1998 — Filed as an Exhibit to Post-Effective Amendment No. 22 to the Registrant’s Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

(M)         Participation Agreement between Aetna Life Insurance and Annuity Company, Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, Aetna Balanced VP, Inc., Aetna GET Fund, Aetna Generation Portfolios, Inc., Aetna Variable Portfolios, Inc., and Aeltus Investment Management, Inc. dated May 1, 1998 — Filed as an Exhibit to Post-Effective Amendment No. 22 to the Registrant’s Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

(i)            Amendment, executed November 9, 1998, to the Participation Agreement between Aetna Life Insurance and Annuity Company, Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, Aetna Balanced VP, Inc., Aetna GET Fund, Aetna Generation Portfolios, Inc., Aetna Variable Portfolios, Inc., and Aeltus Investment Management, Inc. dated May 1, 1998 — Filed as an Exhibit to Post-Effective Amendment No. 22 to the Registrant’s Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

(ii)           Amendment, executed June 1, 1999, to the Participation Agreement between Aetna Life Insurance and Annuity Company, Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, Aetna Balanced VP, Inc., Aetna GET Fund, Aetna Generation Portfolios, Inc., Aetna Variable Portfolios, Inc., and Aeltus Investment Management, Inc. dated May 1, 1998 — Filed as an Exhibit to Post-Effective Amendment No. 22 to the Registrant’s Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

(iii)          Second Amendment, executed December 31, 1999, to the Participation Agreement between Aetna Life Insurance and Annuity Company, Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, Aetna Balanced VP, Inc., Aetna GET Fund, Aetna Generation Portfolios, Inc., Aetna Variable Portfolios, Inc., and Aeltus Investment Management, Inc. dated May 1, 1998 — Filed as an Exhibit to Post-Effective Amendment No. 22 to the Registrant’s Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

(iv)          Third Amendment, executed February 11, 2000, to the Participation Agreement between Aetna Life Insurance and Annuity Company, Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, Aetna Balanced VP, Inc., Aetna GET Fund, Aetna Generation Portfolios, Inc., Aetna Variable Portfolios, Inc., and Aeltus Investment Management, Inc. dated May 1, 1998 — Filed as an Exhibit to Post-Effective Amendment No. 22 to the Registrant’s Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

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(v)           Fourth Amendment, executed May 1, 2000, to the Participation Agreement between Aetna Life Insurance and Annuity Company, Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, Aetna Balanced VP, Inc., Aetna GET Fund, Aetna Generation Portfolios, Inc., Aetna Variable Portfolios, Inc., and Aeltus Investment Management, Inc. dated May 1, 1998 — Filed as an Exhibit to Post-Effective Amendment No. 22 to the Registrant’s Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

(vi)          Fifth Amendment, executed February 27, 2001, to the Participation Agreement between Aetna Life Insurance and Annuity Company, Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, Aetna Balanced VP, Inc., Aetna GET Fund, Aetna Generation Portfolios, Inc., Aetna Variable Portfolios, Inc., and Aeltus Investment Management, Inc. dated May 1, 1998 — Filed as an Exhibit to Post-Effective Amendment No. 22 to the Registrant’s Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

(vii)         Sixth Amendment, executed June 19, 2001, to the Participation Agreement between Aetna Life Insurance and Annuity Company, Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, Aetna Balanced VP, Inc., Aetna GET Fund, Aetna Generation Portfolios, Inc., Aetna Variable Portfolios, Inc., and Aeltus Investment Management, Inc. dated May 1, 1998 — Filed as an Exhibit to Post-Effective Amendment No. 22 to the Registrant’s Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

(N)          Participation Agreement between Golden American Life Insurance Company, Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, Aetna Balanced VP, Inc., Aetna GET Fund, Aetna Generation Portfolios, Inc., Aetna Variable Portfolios, Inc., and Aeltus Investment Management, Inc. dated July 16, 2001 — Filed as an Exhibit to Post-Effective Amendment No. 22 to the Registrant’s Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

(O)          Participation Agreement between iShares Trust, iShares Inc., and ING RussellTM Global Large Cap Index 85% Portfolio dated September 15, 2008 — Filed as an Exhibit to Post-Effective Amendment No. 51 to the Registrant’s Form N-1A Registration Statement on April 30, 2009 and incorporated herein by reference.

14.       Consent of independent registered public accounting firm — Not Applicable.

15.       Not applicable.

16.       Powers of Attorney — Filed as an exhibit to the Registrant’s Form N-14 Registration Statement on December 6, 2013 and incorporated herein by reference.

17.       Not applicable.

ITEM 17. UNDERTAKINGS

1.              The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act (17 CFR 230.145(c)), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

2.              The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

3.              The undersigned registrant undertakes to file a post-effective amendment to this registration statement upon the closing of the reorganization described in this registration statement that contains an opinion of counsel supporting the tax matters.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement under Rule 485(b) under the 1933 Act and has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Scottsdale and State of Arizona on the 14th day of January, 2014.

ING Variable Portfolios, Inc.

By:	/s/ Huey P. Falgout, Jr.
Huey P. Falgout, Jr.
Secretary

Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

Todd Modic*	Senior Vice President Chief/Principal Financial Officer	January 14, 2014

John V. Boyer*	Director	January 14, 2014

Patricia W. Chadwick*	Director	January 14, 2014

Albert E. DePrince, Jr.*	Director	January 14, 2014

Peter S. Drotch*	Director	January 14, 2014

J. Michael Earley*	Director	January 14, 2014

Russell H. Jones*	Director	January 14, 2014

Patrick W. Kenny*	Director	January 14, 2014

Shaun P. Mathews*	Interested Director and President and Chief Executive Officer	January 14, 2014

Joseph E. Obermeyer	Director	January 14, 2014

Sheryl K. Pressler*	Director	January 14, 2014

Colleen D. Baldwin*	Director	January 14, 2014

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Roger B. Vincent*	Director	January 14, 2014

*By:	/s/ Huey P. Falgout, Jr.
Huey P. Falgout, Jr.
as Attorney-in-Fact**

**                                  Powers of Attorney for Todd Modic and each Director - Filed as an exhibit to the Registrant’s Form N-14 Registration Statement on December 6, 2013 and incorporated herein by reference.

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